UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
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☐	Soliciting Material Pursuant to § 240.14a-12
RPT Realty
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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RPT REALTY
31500 NORTHWESTERN HIGHWAY, SUITE 300
FARMINGTON HILLS, MICHIGAN 48334
Dear Shareholder:
We invite you to attend the 2019 Annual Meeting of Shareholders of RPT Realty (the “Trust”) in person, virtually via the Internet, or by proxy. The meeting will be held on Monday, April 29, 2019 at 9:00 a.m., Eastern Time. During the 2019 annual meeting, shareholders will have the opportunity to vote on each item of business described in the enclosed notice of the 2019 annual meeting and accompanying proxy statement.
Shareholders may attend and participate in the annual meeting in person at the office of RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036. Only shareholders showing proof of ownership will be allowed to attend the meeting in person. You may also attend and participate in the annual meeting virtually via the Internet at www.virtualshareholdermeeting.com/rpt2019 where you will be able to vote electronically and submit questions during the meeting. You will be able to vote electronically and submit questions during the meeting only if you use your control number, which will be included on your notice or proxy card (if you received a printed copy of the proxy materials), to log on to the meeting.
We have elected to furnish proxy materials to you primarily through the Internet, which expedites your receipt of materials, lowers our expenses and conserves natural resources. On or about March 18, 2019, we mailed to our shareholders of record (other than shareholders who previously requested e-mail or paper delivery of proxy materials) a notice containing their control number, instructions on how to access our 2019 proxy statement and 2018 annual report through the Internet and how to vote through the Internet. The notice also included instructions on how to receive such materials, at no charge, by paper delivery (along with a proxy card) or by e-mail. Beneficial owners received a similar notice from their broker, bank or other nominee. Please do not mail in the notice, as it is not intended to serve as a voting instrument. Notwithstanding anything to the contrary, the Trust may send certain shareholders of record a full set of proxy materials by paper delivery instead of the notice or in addition to sending the notice.
Your continued interest and participation in the affairs of the Trust are greatly appreciated.

Sincerely,

Brian L. Harper
President and Chief Executive Officer
March 18, 2019
Your vote is important. Whether or not you plan to attend the annual meeting in person or virtually via the Internet, we urge you to vote promptly to save us the expense of additional solicitation. If you attend the annual meeting in person or virtually via the Internet, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote during the meeting.

RPT REALTY
NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
APRIL 29, 2019

To the Shareholders of RPT Realty:
Notice is hereby given that the 2019 Annual Meeting of Shareholders of RPT Realty will be held on Monday, April 29, 2019 at 9:00 a.m., Eastern Time. You may attend the meeting in person at the office of RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036, or virtually via the Internet at www.virtualshareholdermeeting.com/rpt2019 by using the control number included with your notice to log on to the meeting. The agenda for the 2019 Annual Meeting of Shareholders is as follows:
(1) Elect seven Trustees named in the accompanying proxy statement to serve until the 2020 annual meeting of shareholders and until their successors are duly elected and qualify;
(2) Ratify the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2019;
(3) Approve (on an advisory basis) the compensation of our named executive officers;
(4) Approve the 2019 Omnibus Long-Term Incentive Plan; and
(5) Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The Board recommends a vote FOR each of the Trustee nominees listed in this proxy statement, FOR the ratification of Grant Thornton’s appointment, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the approval of the 2019 Omnibus Long-Term Incentive Plan.
The accompanying proxy statement, which forms a part of this Notice of 2019 Annual Meeting of Shareholders, contains additional information for your careful review. A copy of the Trust’s annual report for 2018 is also enclosed. Shareholders of record of the Trust’s common shares of beneficial interest at the close of business on March 5, 2019 are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Trustees

Heather Ohlberg
Senior Vice President, Senior Counsel of Legal and Secretary
March 18, 2019
Your vote is important. Whether or not you plan to attend the annual meeting in person or virtually via the Internet, we urge you to vote promptly to save us the expense of additional solicitation. If you attend the annual meeting in person or virtually via the Internet, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote during the meeting.

RPT REALTY
31500 NORTHWESTERN HIGHWAY, SUITE 300
FARMINGTON HILLS, MICHIGAN 48334
___________________________
PROXY STATEMENT
 ___________________________
2019 ANNUAL MEETING OF SHAREHOLDERS
___________________________
The Board of Trustees (the “Board”) of RPT Realty (the “Trust”) is soliciting proxies for use at the 2019 annual meeting of shareholders of the Trust and any adjournment or postponement thereof. The annual meeting will be held at the office of RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036, and virtually via the Internet at www.virtualshareholdermeeting.com/rpt2019, on Monday, April 29, 2019 at 9:00 a.m., Eastern Time.
On or about March 18, 2019, the Trust mailed to its shareholders of record of the Trust’s common shares of beneficial interest (the “Shares”), other than shareholders who previously requested e-mail or paper delivery of proxy materials, a notice (the “Notice”) containing instructions on how to access this proxy statement and the 2018 annual report through the Internet. Beneficial owners received a similar notice from their broker, bank or other nominee. In addition, on or about March 18, 2019, the Trust and brokers, banks and other nominees began mailing or e-mailing the proxy materials to shareholders of record who previously requested such delivery. Notwithstanding anything to the contrary in this proxy statement, the Trust may send certain shareholders of record a full set of proxy materials by paper delivery instead of the Notice or in addition to sending the Notice.

ABOUT THE MEETING
What is the purpose of the 2019 annual meeting of shareholders?
At the 2019 annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Meeting, including:

•	the election of seven Trustees named in this proxy statement to serve until the annual meeting of shareholders in 2020;

•	the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2019;

•	the approval (on an advisory basis) of the compensation of our named executive officers; and

•	the approval of the 2019 Omnibus Long-Term Incentive Plan.
The Board recommends a vote FOR each of the Trustee nominees listed in this proxy statement, FOR the ratification of Grant Thornton’s appointment, FOR the approval, on an advisory basis, of the compensation of our named executive officers, and FOR the approval of the 2019 Omnibus Long-Term Incentive Plan.
We are not aware of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to your proxies to vote on such matter in their best judgment. The proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.
In addition, management will report on the performance of the Trust and will respond to appropriate questions from shareholders. The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to questions. Such representatives will also have an opportunity to make a statement.

How can I attend the 2019 Annual Meeting?
You can attend our 2019 annual meeting in person, virtually via the Internet, or by proxy.
Attending In Person. Our 2019 annual meeting will take place at the office of RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036. You will need to present photo identification, such as a driver’s license and proof of Share ownership as of the record date in order to be allowed into the meeting.
Attending and Participating Online. You may also attend the 2019 annual meeting virtually via the Internet at www.virtualshareholdermeeting.com/rpt2019. Shareholders may vote and submit questions while attending the meeting virtually via the Internet. You will need the 12 or 14 digit control number included on your Notice or proxy card (if you received a printed copy of the proxy materials), to enter the meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/rpt2019.
Attending by Proxy. Please see “Can I vote my Shares without attending the annual meeting in person or virtually via the Internet?” below.
Who is entitled to vote?
Only record holders of Shares at the close of business on the record date of March 5, 2019 are entitled to receive notice of the annual meeting and to vote the Shares that they held on the record date. Each outstanding Share is entitled to one vote on each matter to be voted upon at the annual meeting.
What constitutes a quorum?
The presence at the annual meeting, in person, virtually via the Internet or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting will constitute a quorum for all purposes. As of the record date, 80,355,422 Shares were outstanding. Broker non-votes (defined below), and proxies marked with abstentions or withhold votes, will be counted as present in determining whether or not there is a quorum.
What is the difference between holding Shares as a shareholder of record and as a beneficial owner?
Shareholders of Record. If your Shares are registered directly in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those Shares and the applicable proxy materials are being sent directly to you by the Trust. As the shareholder of record, you have the right to grant your voting proxy directly to the Trust through the enclosed proxy card, through the Internet or by telephone, or to vote in person at the annual meeting.
Beneficial Owners. Many of the Trust’s shareholders hold their Shares through a broker, bank or other nominee rather than directly in their own name. If your Shares are so held, you are considered the beneficial owner of Shares, and the applicable proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those Shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you cannot vote these Shares in person at the annual meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the annual meeting. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your Shares.

Why did many shareholders receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?
The Trust has elected to furnish proxy materials to you primarily through the Internet, which expedites the receipt of materials, lowers our expenses and conserves natural resources. If you received the Notice containing instructions on how to access this proxy statement and the 2018 annual report through the Internet, please do not mail in the Notice, as it is not intended to serve as a voting instrument. For more information on attending the meeting virtually via the Internet, please see “How Can I attend the 2019 Annual Meeting?” above.
How can I access the Trust’s proxy materials and annual report on Form 10-K?
The “Investors — SEC Filings” section of the Trust’s website, www.rptrealty.com, provides access, free of charge, to Securities and Exchange Commission (“SEC”) reports as soon as reasonably practicable after the Trust electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2018 will be sent to any shareholder, without charge, upon written request sent to: Investor Relations, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036. Further, the SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Trust, at www.sec.gov.
As noted above, most shareholders will receive a Notice with instructions on how to view the proxy materials and annual report for 2018 through the Internet (at www.proxyvote.com). The Notice includes a control number (which is the same control number as that used to attend the meeting virtually via the Internet) that must be entered on the Internet in order to view the proxy materials. The Notice also describes how to receive the proxy materials by paper delivery or e-mail. You can elect to receive future proxy materials by e-mail at no charge if you vote using the Internet and, when prompted, indicate you agree to receive or access shareholder communications electronically in future years. You may also request additional paper copies without charge by sending a written request to Investor Relations, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036.
The references to the website addresses of the Trust and the SEC in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites is not part of this proxy statement.
Can I vote my Shares in person at the annual meeting?
Even if you plan to attend the meeting in person or virtually via the Internet, the Trust encourages you to vote your Shares prior to the meeting.
If you attend the meeting in person, you will need to present photo identification, such as a driver’s license and proof of Share ownership as of the record date when you arrive at the meeting. If you hold your Shares through a bank, broker or other holder of record and you plan to attend the annual meeting, you must present proof of your ownership of Shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.
To vote your Shares before the meeting through the Internet or by attending the meeting virtually via the Internet, you will need to demonstrate proof of your Share ownership pursuant to the instructions on how to do so as set forth in your Notice or proxy card, as applicable.

Shareholders of Record. If you are a shareholder of record and attend the annual meeting in person, you can deliver your completed proxy card or vote by ballot in person at the annual meeting. If you are a shareholder of record and attend the annual meeting virtually via the Internet, you can deliver your completed proxy card as discussed in the next question below or vote during the meeting by ballot in accordance with the instructions on how to participate virtually via the Internet which are posted at www.virtualshareholdermeeting.com/rpt2019.
Beneficial Owners. If you hold your Shares through a broker, bank or other nominee and want to vote such Shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such Shares and bring such proxy to the annual meeting. If you hold your Shares through a broker, bank or other nominee and want to vote such Shares virtually via the Internet at the annual meeting, you should follow the instructions at www.virtualshareholdermeeting.com/rpt2019 in order to vote at the meeting.
Can I vote my Shares without attending the annual meeting in person or virtually via the Internet?
By Mail. If you received your annual meeting materials by paper delivery, you may vote by completing, signing and returning the enclosed proxy card or voting instruction card. Please do not mail in the Notice, as it is not intended to serve as a voting instrument.
By Telephone. If you received your annual meeting materials by paper delivery, you may vote by telephone as indicated on your enclosed proxy card or voting instruction card.
Through the Internet. You may vote before or during the meeting through the Internet as instructed on your Notice, proxy card, voting instruction card, or e-mail notification. In order to vote through the Internet, you must enter the control number set forth in your Notice, proxy card, voting instruction card, or e-mail notification. If you do not have any of these materials and are a shareholder of record, you may contact RPT Investor Relations (telephone number: 248-350-9900) to request a proxy card (which will include your control number) to be mailed to your address on record or an e-mail with your control number to be sent to your e-mail address on record. If you do not have any of these materials and are a beneficial owner, you must contact your broker, bank or other nominee to obtain your control number.
Can I change my vote?
Shareholders of Record. You can change your vote at any time before the proxy is exercised by filing with the Secretary of the Trust either a notice revoking the proxy or a new proxy that is dated later than the original proxy. You can also change your vote through the Internet, by telephone or by taking action at the annual meeting. If you vote your shares by proxy and then attend the annual meeting in person or virtually via the Internet, the individuals named as proxy holders in the enclosed proxy card will nevertheless have authority to vote your Shares in accordance with your instructions on the proxy card unless you properly file such revocation notice or new proxy.

Beneficial Owners. If you hold your Shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or the Trust’s transfer agent. Please take action with respect to each proxy card and voting instruction card that you receive. The Trust recommends that you contact such persons to consolidate as many accounts as possible under the same name and address.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?
Shareholders of Record. Proxies that are properly executed without voting instructions on certain matters will be voted in accordance with the recommendations of the Board on such matters.
Beneficial Owners. If you hold your Shares in street name through a broker, bank or other nominee and do not provide voting instructions for any or all matters, such nominee will determine if it has the discretionary authority to vote your Shares. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of the Trust’s independent registered public accounting firm, but do not have discretion to vote on non-routine matters. For all other matters at the 2019 annual meeting, the Trust believes that your bank, broker or nominee will be unable to vote on your behalf if you do not instruct it how to vote your Shares. If you do not provide voting instructions, your Shares will be considered “broker non-votes” with regard to the non-routine proposals because the broker will not have discretionary authority to vote thereon. Therefore, it is very important for you to vote your Shares for each proposal.
What vote is required to approve each item?
Proposal 1 — Election of Trustees. The seven nominees who receive the most votes cast “FOR” at the annual meeting will be elected as Trustees. The Board’s slate of nominees consists of Richard L. Federico, Arthur H. Goldberg, Brian L. Harper, Joanna T. Lau, David J. Nettina, Laurie M. Shahon and Andrea M. Weiss, each nominated for a one-year term ending at the 2020 annual meeting of shareholders. Withheld votes and broker non-votes will have no effect on the outcome of the vote.
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2019. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote.
Proposal 3 — Advisory Approval of the Compensation of Our Named Executive Officers. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Proposal 4 — Approval of the 2019 Omnibus Long-Term Incentive Plan. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the 2019 Omnibus Long-Term Incentive Plan, provided that the total votes cast on the proposal represent more than 50% of the outstanding Shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding Shares entitled to vote on the proposal cast votes (in which case, broker non-votes will have no effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for the proposal and will have the same effect as a vote against the proposal.
Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, its adoption will generally require the affirmative vote of a majority of the votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.
Although the advisory vote in Proposal No. 3 is not binding on the Trust, the Board and the Compensation Committee will take your vote into consideration in determining future activities.
How do I find out the voting results?
We intend to announce preliminary voting results at the annual meeting and to disclose the final voting results in a current report on Form 8-K within four business days of the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Shares as of March 5, 2019 with respect to (i) each Trustee, nominee and named executive officer, (ii) all of our Trustees and executive officers as a group and (iii) to our knowledge, each beneficial owner of more than 5% of the outstanding Shares. Unless otherwise indicated, each owner has sole voting and investment powers with respect to the Shares listed below. Information with respect to ownership by the Trustees and executive officers of the Trust’s 7.25% Series D Convertible Perpetual Preferred shares is contained in the footnotes to the following table. None of the Trust’s Trustees or executive officers owns more than 1% of such Series D Convertible Perpetual Preferred Shares.

Trustees, Executive Officers and More Than 5% Shareholders (1)	Number of Shares Owned Directly or Indirectly(2)		Right to Acquire Within 60 Days		Number of Shares Beneficially Owned	Percent of Shares
Dennis Gershenson	2,059,549	(3)	5,565	(4)	2,065,114	2.57%
Brian L. Harper	275,781		—		275,781	*
Joel M. Pashcow	148,341	(5)	—		148,341	*
Arthur Goldberg	100,368	(6)	—		100,368	*
Stephen R. Blank	52,268	(7)	—		52,268	*
David J. Nettina	46,629		—		46,629	*
Laurie M. Shahon	20,495		—		20,495	*
Andrea M. Weiss	5,131		—		5,131	*
Richard L. Federico	3,565		—		3,565	*
Joanna T. Lau	—	(8)	—		—	—
Michael Fitzmaurice	50,467		—		50,467	*
Timothy Collier	35,861		—		35,861	*
Catherine Clark	107,242		—		107,242	*
Raymond Merk	16,304		—		16,304	*
John Hendrickson (9)	68,931		—		68,931	*
Geoffrey Bedrosian (10)	32,972		—		32,972	*
Edward Eickhoff (11)	37,237		—		37,237	*
All Trustees and Executive Officers as a Group (14 Persons)	2,922,001	(12)	5,565		2,927,566	3.64%
More Than 5% Shareholders:
The Vanguard Group	12,027,596	(13)	—		12,027,596	14.97%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock, Inc.	15,449,941	(14)	—		15,449,941	19.23%
55 East 52nd Street New York, NY 10022
Wellington Management Group LLP	6,808,637	(15)	—		6,808,637	8.47%
280 Congress Street Boston, MA 02210
Macquarie Group Limited	8,245,230	(16)	—		8,245,230	10.26%
50 Martin Place Sydney, New South Wales, Australia
* less than 1%

(1)
Percentages are based on 80,355,422 Shares outstanding as of March 5, 2019. Any Shares beneficially owned by a specified person but not currently outstanding, including options exercisable within 60 days of the record date and Shares issuable upon the exchange of units of limited partnership (“OP Units”) in the Trust’s operating partnership, RPT Realty, L.P., are included in the percentage computation for such specified person, but are not included in the computation for other persons.

(2)
Certain Shares included in this column are currently in the form of restricted Shares, all owned directly by such person, each of which represents the right to receive one Share upon vesting. During the vesting period, holders of restricted Shares have voting rights as if such restricted Shares were vested. Holdings of restricted Shares are as follows: Brian L. Harper, 275,781 shares; Joel M. Pashcow, 6,813 shares; Arthur Goldberg, 6,813 shares; Stephen R. Blank, 6,813 shares; David J. Nettina, 6,813 shares; Laurie M. Shahon, 6,813; Andrea M. Weiss, 5,131 shares; Richard L. Federico, 3,565 shares; Michael Fitzmaurice, 50,467 shares; Timothy Collier, 35,861 shares; Catherine Clark, 30,824 shares; and Raymond Merk, 15,037 shares.

(3)
Includes: (i) 15,800 Shares owned by a charitable trust of which Mr. Gershenson is a trustee, (ii) 8,375 Shares owned by trusts for Mr. Gershenson’s children (shared voting and dispositive power), (iii) 95,000 Shares owned by a trust of which Mr. Gershenson's spouse is the trustee, and (iv) 1,401,003 Shares that trusts, of which Mr. Gershenson is a trustee, have the right to acquire upon the exchange of 1,401,003 OP Units owned by such trusts pursuant to the Exchange Rights Agreement with the Trust (the “Exchange Rights Agreement”).

Mr. Gershenson disclaims beneficial ownership of the Shares owned by the trusts for his children and the charitable trust.

(4)	Represents Shares that Mr. Gershenson could acquire upon conversion of 7.25% Series D Convertible Perpetual Preferred shares owned by him.

(5)	Includes 80,550 Shares owned by a trust for the benefit of Mr. Pashcow's family member. Mr. Pashcow disclaims beneficial ownership of the Shares owned by the trust.

(6)
Includes 36,668 Shares deferred under certain of the Trust’s equity incentive plans and 48,700 Shares owned by Mr. Goldberg's wife. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife.

(7)	Includes 40,668 Shares deferred under certain of the Trust’s equity incentive plans.

(8)	Ms. Lau is a nominee for Trustee and did not hold any Shares as of March 5, 2019.

(9)	Mr. Hendrickson resigned from the Trust effective April 12, 2018. The information presented is based on the former officer's last filed Form 4 and company records.

(10)	Mr. Bedrosian resigned from the Trust effective April 20, 2018. The information presented is based on the former officer's last filed Form 4 and company records.

(11)	Mr. Eickhoff resigned from the Trust effective July 30, 2018. The information presented is based on the former officer's last filed Form 4 and company records.

(12)	Includes Trustees and executive officers as of March 5, 2019.

(13)
Based on the Schedule 13G/A filed with the SEC on February 12, 2019. The Vanguard Group has sole voting power over 144,442 Shares, shared voting power over 97,115 Shares, sole dispositive power over 11,860,367 Shares and shared dispositive power over 167,229 Shares.

(14)
Based on the Schedule 13G/A filed with the SEC January 31, 2019. This report includes holdings of various subsidiaries of BlackRock, Inc. BlackRock, Inc. has sole voting power over 15,220,252 Shares and sole dispositive power over 15,449,941 Shares.

(15)
Based on the Schedule 13G filed with the SEC on February 12, 2019.This report includes holdings of various subsidiaries of Wellington Management Group LLP. Wellington Management Group LLP has shared voting power over 5,331,820 Shares and shared dispositive power over 6,808,637 Shares.

(16)	Based on the Schedule 13G/A filed with the SEC on February 14, 2019. This report includes holdings of various subsidiaries and funds.

PROPOSAL 1 — ELECTION OF TRUSTEES

The Board currently consists of nine Trustees. Seven nominees are to be elected at the 2019 annual meeting to serve for a one-year term until the annual meeting of shareholders in 2020 and until their successors are duly elected and qualified or until any such Trustee’s earlier resignation, retirement or other termination of service. The seven nominees who receive the most votes cast at the annual meeting will be elected as Trustees. The Board has re-nominated Richard L. Federico, Arthur H. Goldberg, Brian L. Harper, David J. Nettina, Laurie M. Shahon and Andrea M. Weiss. Messrs. Blank, Gershenson and Pashcow have elected to retire from the Board at the end of their current terms; therefore, their service as Trustees will end on the date of the 2019 annual meeting. The Board has also nominated Joanna T. Lau as a Trustee for initial election at the 2019 annual meeting. The Board has reduced its size to seven members effective as of the 2019 annual meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Board recommends that you vote FOR the election of the Board’s nominees.
Each of the seven nominees has consented to serve a one-year term and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, the Board may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the Board’s substitute nominee. Alternatively, the Board may reduce the size of the Board or leave the position vacant.

Since the last annual meeting, the Nominating and Governance Committee has actively pursued the refreshment of the Board. Ms. Weiss, Mr. Federico and Ms. Lau each bring experience, skills and expertise to the Board that the Nominating and Governance Committee believes will assist the Board in facing the challenges of the rapidly changing retail REIT environment. Their qualifications are discussed in greater detail below.
The nominees of the Trust are as follows:

Name	Age	Title
Richard L. Federico	65	Trustee
Arthur Goldberg	76	Trustee
Brian L. Harper	43	Trustee; President and Chief Executive Officer of the Trust
Joanna T. Lau	60	Nominee for election as Trustee
David J. Nettina	66	Trustee
Laurie M. Shahon	67	Trustee
Andrea M. Weiss	63	Trustee

Trustee Background and Qualifications
As a fully integrated self-administered, publicly-traded REIT which owns and operates a national portfolio of dynamic open-air shopping destinations principally located in the top U.S. markets, the Trust’s business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of the Trust’s business and structure, the Nominating and Governance Committee considers the experience, mix of skills, independence from management and other qualities of the Trustees and nominees to ensure appropriate Board composition. In particular, the Nominating and Governance Committee believes that Trustees and nominees with the following qualities and experiences can assist in meeting this goal:
Senior Leadership Experience. Trustees with experience in significant leadership positions provide the Trust with perspective in analyzing, shaping and overseeing the execution of operational, organizational and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management.
Real Estate Experience. An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development, community shopping centers and key tenants, brings critical industry-specific knowledge and experience to our Board. Education and experience in the real estate industry is useful in understanding the Trust’s acquisition, development, leasing and management of shopping centers and the competitive landscape of its industry.
Retail, Consumer Products and Hospitality/Entertainment Experience. The Board believes that our Trustees with experience in the retail, consumer products and hospitality/entertainment segments can provide our management with valuable insight on the industries that are driving demand for retail shopping centers.
Business Entrepreneurship, Transactional and Strategic Planning Experience. Trustees who have a background in high growth companies and transactions can provide insight into developing and implementing strategies for entering into new business segments, partnering in joint ventures and/or growing via mergers and acquisitions. Further, they have a practical understanding of the importance of “fit” with the Trust’s culture and strategy, the valuation of transactions and business opportunities and management’s plans for integration with existing operations.
Financial, Accounting and Capital Markets Experience. An understanding of the financial markets, corporate finance, accounting requirements and regulations and accounting and financial reporting processes allows Trustees to understand, oversee and advise management with respect to the Trust’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Trust seeks to have a number of Trustees who qualify as audit committee financial experts and expects all of the Trustees to be financially knowledgeable.
Technology. Trustees with significant experience in the technology and technology consulting industries can provide the Trust with valuable insight into technological developments and trends that are impacting the retail industry and can guide the Trust’s management in operational matters that are impacted by evolving technology.
Public Company Board and Corporate Governance Experience. Trustees who serve, or have served, on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of trustees, relationship of a board to the Chief Executive Officer and other management personnel, importance of a particular agenda or oversight matter and oversight of a changing mix of strategic, operational and compliance-related matters. In addition, each of the Trustees is currently a member of the National Association of Corporate Directors.
The following sets forth the business experience during at least the past five years of each Board nominee. The years of Trustee service include service for the Trust’s predecessors. In addition, the following includes, for each nominee, a brief discussion of the specific experiences, qualifications, attributes and skills that led to the conclusion that such nominee should serve on the Board in light of the goals set forth above.
Richard L. Federico has been a Trustee since 2018, is an independent Trustee and qualifies as a financial expert under SEC rules based on the experiences described below.
Richard L. Federico served as Non-Executive Chairman of P.F. Chang’s China Bistro Inc. from February 2016 to March 2019. He previously served as the Chairman and Chief Executive Officer or Co-Chief Executive Officer of P.F. Chang’s from September 1997 to March 2015 and as Executive Chairman from March 2015 to February 2016. Mr. Federico joined P.F. Chang’s as President in 1996, when he also began his service on its Board of Directors. Prior to joining P.F. Chang’s, Mr. Federico held a number of leadership positions in the restaurant industry including roles at Steak & Ale, Orville Beans and Bennigan’s restaurants, Grady’s Goodtimes, and Brinker International.
Mr. Federico has served on the Domino’s Pizza, Inc. Board of Directors since February 2011 and is a member of its Audit and Compensation Committees. He also sits on the boards of several private companies in the food industry and was previously the Chairman of the Board of Directors of Jamba, Inc. Mr. Federico is a Founding Director of Chances for Children.

Mr. Federico's extensive knowledge of the hospitality and food service industries, senior leadership experience and experience as a director of other publicly traded companies led the Nominating and Governance Committee to conclude Mr. Federico should serve as a member of our Board.
Arthur Goldberg has been a Trustee since 1988 and is an independent Trustee. Mr. Goldberg qualifies as a financial expert under SEC rules based on the experiences described below.
Mr. Goldberg is currently the Chairman of the South Palm Beach Jewish Federation. Mr. Goldberg was a Managing Director of Corporate Solutions Group, LLC, an investment banking and advisory firm, from January 2002 to 2015. Mr. Goldberg served as President of Manhattan Associates, LLC, a merchant and investment banking firm, from 1994 to 2002 and as Chairman of Reich & Company, Inc. (formerly Vantage Securities, Inc.), a securities and investment brokerage firm, from 1990 to 1993. Mr. Goldberg has also served in leadership positions of other investment banking and brokerage firms. This experience has provided Mr. Goldberg with a broad perspective on investment banking, capital markets, finance, accounting and mergers and acquisitions, and enables him to provide key market insights to our Board. Further, his significant investment banking experience, relationships and familiarity with public equity offerings and transactional matters have been invaluable to the Trust in its capital raising and acquisition and disposition activities.
Mr. Goldberg also has extensive Board and Board committee experience at other public companies. Mr. Goldberg served on the Board of Directors of Avantair, Inc. from 2003 to August of 2013 (serving as the Chair of its Compensation Committee and a member of the Audit Committee and Executive Committee). He also served on the Board of Directors of North Shore Acquisition Corp. from November 2007 to August 2009 and Atlantic Realty Trust from May 1996 to April 2006.
Mr. Goldberg’s knowledge of the Trust and its culture based on his 30 years of service, combined with the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Goldberg should continue to serve as a member of our Board.
Joanna T. Lau is a nominee for Trustee and, if elected, would be an independent Trustee.

Ms. Lau currently serves as CEO of Lau Technologies, an executive consulting and investment company focused on providing debt and equity financing and consulting to mid-range companies. Ms. Lau founded Lau Technologies in 1990 and has been responsible for managing all aspects of the company from financing growth to the quality of the performance of the products previously sold by the company. Ms. Lau held leadership positions with Digital Equipment Corporation and General Electric before founding Lau Technologies. Ms. Lau has served as a member of the Board of the Directors of DSW Inc. since 2008 and is a member of the Audit Committee and Chairperson of the Technology Committee.  Ms. Lau’s previous public board experiences includes ESI, InfoSoft, ITT Educational Services, FSI International, Boston Federal Banks and TD Bank.

Ms. Lau's extensive board experience, strong technological background and retail industry expertise led the Nominating and Governance Committee to conclude that Ms. Lau should serve as a member of our Board.
Brian L. Harper has been a Trustee since June 2018 and was appointed as President and Chief Executive Officer of the Trust in June 2018.
Prior to joining the Trust, Mr. Harper served as Chief Executive Officer of Rouse Properties where he also served as the Chief Operating Officer from April 2015 to July 2016 and served as Executive Vice President of Leasing and Marketing as well as Executive Vice President of Leasing and Acquisitions from January 2012 to April 2015. Mr. Harper previously was the Senior Vice President of Leasing for General Growth Properties.
Mr. Harper has over 18 years of experience in the retail real estate industry, and brings significant expertise in real estate operations, redevelopment and site densification as well as strong relationships with leading retailers. He has won several awards, including Chain Store Age’s 10 Under 40 in Real Estate. Mr. Harper holds a Bachelor’s degree from the University of Kansas.
Mr. Harper's knowledge of and experience in the retail real estate industry and his expected appointment as President and Chief Executive Officer of the Trust led the Nominating and Governance Committee to conclude that Mr. Harper should serve as a member of our Board.
David J. Nettina has been a Trustee since 2012. Mr. Nettina is an independent Trustee and qualifies as a financial expert under SEC rules based on the experiences described below.
Mr. Nettina has served as the Managing Principal of Briarwood Capital Group, LLC, since 2001, through which he develops residential and commercial real estate pursuant to contracts and joint venture development agreements with Heritage Custom Builders, LLC, a residential home builder in Albany, New York. He is also a General Partner of Spa Mirbeau, a retail shopping center centric spa and French country dining experience company. In addition, he is the Albany, New York Chair for Vistage International, Inc., an international organization which offers facilitated peer groups for chief executive officers and private company owners. Mr. Nettina also formerly served as the chairman of the board of Mastrioanni Bros., Inc., a privately held commercial banking company in Albany, New York and as a member of the board of Frontera Investment, Inc. Mr. Nettina served as the co-Chief Executive Officer of Career Management, LLC from 2009 to 2013 and has served as Chief Executive Officer since 2013.
Prior to returning to private business, Mr. Nettina served as the President, Chief Financial Officer and Chief Real Estate Officer of American Financial Realty Trust (AFRT), a publicly traded real estate investment trust, from March 2005 to April 2008. In 2008, AFRT merged with Gramercy Capital Corp. AFRT was formerly the leading net lease real estate investment trust with an exclusive focus on bank real estate. Mr. Nettina was the principal architect of AFRT's operational and financial restructuring, which ultimately resulted in its successful merger with Gramercy Capital Corp. Prior to his service at AFRT, Mr. Nettina founded Briarwood Capital Group, LLC to manage his family investment activities, which were principally engaged in the acquisition and development of residential real estate. From 1997 to 2001, Mr. Nettina served as President and Chief Financial Officer and Chief Operating Officer of SL Green Realty Corp., a publicly traded real estate investment trust which owns and operates Manhattan commercial office real estate, and for which Mr. Nettina led the company's initial public offering. Prior to SL Green Realty Corp.'s initial public offering, Mr. Nettina held various executive management positions for more than 11 years with The Pyramid Companies, a developer, owner and operator of 20 regional malls in the Northeast, including positions as the Chief Financial Officer and a development partner involved in the development of over three million square feet of retail space. During his tenure at The Pyramid Companies, he led a financial and operational restructuring of the company during the economic downturn in the early 1990s which allowed the company to remain privately held. Prior to his service at The Pyramid Companies, Mr. Nettina served in a number of roles in Citicorp's consumer banking division, which led to his being appointed the President of Citibank (Maine), N.A., which he established on a de novo basis. Prior to his service at Citibank, he served on active military duty as a Captain in the 101st Airborne Division. Mr. Nettina has served on a number of civic and collegiate boards, including the Doylestown Ways and Means Committee and the Real Estate Committee of the Board of Trustees of Sienna College in Albany, New York and the Real Estate Committee of the Board of Trustees for Canisius College in Buffalo, New York.
Mr. Nettina is a Leadership Fellow with the NACD (National Association of Corporate Directors) and a member/fellow of the Society of Fellows of the Culinary Institute of America.
Mr. Nettina earned a Bachelor of Science degree in Accounting and a Master of Business Administration degree in Finance from Canisius College in Buffalo, New York, along with a Certificate in Management Accounting.
All of the foregoing has provided Mr. Nettina with 32 years of extensive knowledge and experience in executive management (including REITs in particular), corporate finance (in both banking and real estate), accounting and capital markets.
Mr. Nettina’s knowledge of the real estate industry and extensive experience as a leader of publicly traded real estate investment trusts, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Nettina should serve as a member of our Board.
Laurie M. Shahon has been a Trustee since 2015. Ms. Shahon is an independent Trustee and qualifies as a financial expert under SEC rules based on the experiences described below.
Ms. Shahon is the President of Wilton Capital Group, a private direct investment firm she founded in 1994 that makes principal investments in later-stage ventures and medium-sized buyouts. She previously held investment banking positions with Morgan Stanley and Salomon Brothers. Ms. Shahon was a director of KCG Holdings, Inc. (and its predecessor) from 2006 until its sale in 2017 and served on its Nominating and Governance Committee, Compensation Committee and Audit and Finance Committee. She is currently a director of Boston Mutual Life Insurance Company and its wholly-owned subsidiary Life Insurance Company of Boston and New York. Ms. Shahon received an A.B. in English and Political Science from Wellesley College and an M.B.A. in Finance and International Business from Columbia University. She is a former Adjunct Professor of Finance at Columbia Business School. Ms. Shahon has served on the boards of more than ten public companies over the past 25 years, including The Bombay Company, Inc., Eddie Bauer Holdings, Inc and Kitty Hawk Inc.
Ms. Shahon’s significant experience in the financial services, retail and securities industries, her experience as the founder of a private direct investment firm, her experience as a director of other publicly traded companies and her extensive finance and accounting knowledge, combined with the attributes noted above, led the Nominating and Governance Committee to conclude Ms. Shahon should serve as a member of our Board.
Andrea M. Weiss has been a Trustee since 2018 and is an independent Trustee.
Ms. Weiss has extensive specialty retail experience having served in several senior executive positions with dELIA*s Inc., The Limited, Inc., Intimate Brands, Inc., Guess, Inc. and Ann Taylor Stores, Inc. She is the Founder and current President and

Chief Executive Officer of Retail Consulting, Inc. and has served as its President and Chief Executive Officer since its formation in October 2002. Ms. Weiss is also the co-Founder and current Managing Member of The O Alliance LLC, a new branch of Retail Consulting, Inc. Ms. Weiss has served on the Board of Directors of Cracker Barrel Old Country Store, Inc. since 2003 and was a Director of NutriSystem Inc. (from March 2013 to March 2019) and Chico’s FAS, Inc. (from 2009 until November 2018). Ms. Weiss also serves on several private advisory boards.
Previously, Ms. Weiss served on the Boards of Directors of GSI Commerce, Inc. from 2006 to 2011, Ediets.com, Inc. from 2004 to 2009, The Pep Boys-Manny, Moe & Jack from 2013 to 2016, Grupo Cortefiel from 2006 to 2007 and Brookstone, Inc. from 2002 to 2005. In 2016, Ms. Weiss was named by the National Association of Corporate Directors (NACD) as one of America’s Top 100 Directors and in 2017, Ms. Weiss achieved NACD Leadership Board Fellowship status, the highest credential awarded for independent Board members.
Ms. Weiss’s significant experience in the specialty retail field, business entrepreneurship experience and service as a director of other publicly traded companies led the Nominating and Governance Committee to conclude Ms. Weiss should serve as a member of our Board.

Trustee Independence
The NYSE listing standards set forth objective requirements for a Trustee to satisfy, at a minimum, in order to be determined independent by the Board. In addition, the NYSE listing standards require the Board to consider all relevant facts and circumstances, including the Trustee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board may determine from time to time. The Board has determined, after considering all of the relevant facts and circumstances, that each of Messrs. Federico, Goldberg, Nettina, Blank and Pashcow and each of Mss. Lau, Shahon and Weiss are independent Trustees and therefore the Trust satisfies the requirements of the NYSE listing standards and the Trust’s Corporate Governance Guidelines that at least a majority of the Trustees be independent.
The Audit Committee, Compensation Committee and Nominating and Governance Committee are composed entirely of independent Trustees. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee and the Compensation Committee qualifies as independent in accordance with the additional independence standards established by the SEC and the NYSE.

Majority Withheld Votes
Included in our Corporate Governance Guidelines is a policy approved by the Board to be followed if any nominee for Trustee in an uncontested election receives a greater number of votes “withheld” from his or her election than votes “for” such election.  In such event, the applicable Trustee must  promptly tender his or her resignation, conditioned on Board acceptance, following certification of the shareholder vote. The Nominating and Governance Committee will consider the resignation and recommend to the Board whether to accept such resignation. The Board will act on the Nominating and Governance Committee’s recommendation and will disclose its decision within 90 days following certification of the shareholder vote.

BOARD MATTERS
The Board of Trustees
General
The Board has general oversight responsibility of the Trust’s affairs and the Trustees, in exercising their fiduciary duties, represent and act on behalf of the shareholders. Although the Board does not have responsibility for the Trust’s day-to-day management, it stays regularly informed about the Trust’s business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the Trust’s strategic and financial planning process, leadership development, as well as other functions carried out through the Board committees as described below. The Board, led by the Nominating and Governance Committee, also performs an annual performance review of the Board and individual Trustees.
Board Leadership
Mr. Blank previously served as the independent Chairman of the Board from September 2009 to June 2018. From June to September 2018, Mr. Gershenson served as Chairman of the Board and Mr. Blank served as Lead Trustee. In September 2018, Mr. Gershenson stepped down from the position of Chairman of the Board. Messrs. Blank and Gershenson are not seeking reelection at the 2019 annual meeting.
The Board does not have a specific policy on whether the Chairman should be a non-employee Trustee or if the Chairman and Chief Executive Officer positions should be separate. In accordance with the Corporate Governance Guidelines, if the Chairman is also the Chief Executive Officer of the Trust, then one of the independent members of the Board will be named as Lead Trustee. The Board believes either circumstance provides sufficient checks and balances and is appropriate to further the interests of shareholders of the Trust. The Board has not yet appointed a new Chairman and intends to appoint a new Chairman or Lead Trustee during 2019. The Board believes that its independent Trustees are deeply engaged and provide significant independent leadership and direction given their executive and Board experience. See “Proposal 1— Election of Trustees — Trustee Background and Qualifications” above. The independent Trustees are the sole members of the Audit, Compensation and Nominating and Governance Committees, which oversee critical matters of the Trust such as the integrity of the Trust’s financial statements, the compensation of executive management, the nomination and evaluation of Trustees and the development and implementation of the Trust’s corporate governance policies and structures. The independent Trustees also meet regularly in executive session at Board and committee meetings and have access to independent advisors as they deem appropriate. Management supports this oversight role through its tone-at-the-top and open communication.
Oversight of Risk Management
The Board oversees the Trust’s risk management. This oversight is administered primarily through:

•	the Board’s review and approval of management’s annual business plan and long-term strategic plan;

•	at least quarterly review by the Board of business developments, strategic plans and implementation, liquidity and financial results;

•	the Board’s oversight of succession planning;

•	the Board’s oversight of capital spending and financings;

•
the Audit Committee’s oversight of the Trust’s financial reporting, internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy thereof, and the Trust's cybersecurity;

•	the Nominating and Governance Committee’s leadership in the corporate governance policies of the Trust and the self-evaluation assessments of the Board and committees; and

•
the Compensation Committee’s review and approvals regarding executive officer compensation and its relationship to the Trust’s business plan, as well its review of compensation plans generally and the related risks.

Oversight of Environmental, Social and Governance (“ESG”) and Other Key Areas

In 2018, the Audit Committee and management began a comprehensive review of the Trust's current and planned ESG initiatives and the public communication of those initiatives. See "Compensation Discussion and Analysis—Executive Summary—Sustainability" for a discussion of the Trust's efforts, under the direction of the new management team, to advance its commitment to sustainability during 2018. As a result of this review during 2018 by the Audit Committee and management, in conjunction with the Trust's independent auditors, the Trust plans to implement a comprehensive reporting regimen for the Trust's ESG initiatives using the Global Real Estate Sustainability Benchmark (GRESB) framework.  The Trust's ESG initiatives and sustainability reporting will be overseen primarily by the Audit Committee.

In addition, the Board and management are formulating an initiative to group Trustees and members of management, based on experience, for the purpose of each group focusing on one of the following key alignment areas: mixed use, culture and strategy, environmental and social matters, retail, digital and technology and corporate governance.
Meetings
In 2018, the Board held nine meetings. Independent Trustees generally hold scheduled executive sessions in which independent Trustees meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the Board. During 2018, Mr. Blank, in his capacity as independent Chairman of the Board or as Lead Trustee, presided at such executive sessions.

Pursuant to the Corporate Governance Guidelines, Trustees are expected to attend all Board and committee meetings, as well as the Trust’s annual meeting of shareholders. In 2018, all of the Trustees attended at least 75% of the aggregate meetings of the Board and all committees of the Board on which he or she served. All of the Trustees attended the 2018 annual meeting of shareholders.

Committees of the Board
The Board has delegated various responsibilities and authority to Board committees and each committee regularly reports on its activities to the Board. Each committee, except the Executive Committee, has regularly scheduled meetings. Each committee operates under a written charter approved by the Board, which is reviewed annually by the respective committees and the Board and is available on the Trust’s website under “Investors—Corporate Information—Governance Documents” at www.rptrealty.com. The table below sets forth the current membership and 2018 meeting information for the four standing committees of the Board:

Name	Audit	Compensation	Nominating and Governance	Executive(1)
Richard L. Federico(2)	X	—	—	—
Arthur Goldberg	X	Chair	—	X
Brian L. Harper	—	—	—	Chair
David J. Nettina	Chair	—	X	X
Laurie M. Shahon(3)	X	X	Chair	X
Andrea M. Weiss(4)	—	X	—	—
Stephen R. Blank(5)(6)	X	X	X	—
Dennis Gershenson(6)	—	—	—	—
Joel M. Pashcow(6)	—	X	X	—
Meetings	7	4	3	—
(1) Mr. Harper was appointed to the Executive Committee in June 2018 in connection with his appointment as President and Chief Executive Officer. Mr. Gershenson served as a member and Mr. Pashcow served as Chair of the Executive Committee until October 2018 when Mr. Harper was appointed Chair and Mr. Nettina and Ms. Shahon were appointed members of the Executive Committee.
(2) Mr. Federico was appointed to the Audit Committee in February 2019.
(3) Ms. Shahon was appointed Chair of the Nominating and Governance Committee on June 18, 2018 when Mr. Rosenfeld's board service terminated.
(4) Ms. Weiss was appointed to the Compensation Committee in October 2018.
(5) Mr. Blank is an ex-officio member of such committees.
(6) Messrs. Blank, Gershenson and Pashcow are retiring from the Board at the end of their current terms; therefore, their service as Trustees will end on the date of the 2019 annual meeting.

In addition to the meetings listed above, the Executive Committee took action by unanimous written consent in 2018. In 2017, the Board also formed an ad hoc CEO Search Committee, consisting of Mr. Gershenson, Mr. Goldberg, Mr. Nettina and Ms. Shahon.
Audit Committee
The Trust has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is responsible for providing independent, objective oversight and review of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm. See “Audit Committee Disclosure,” “Report of the Audit Committee” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.
The Board has determined that Messrs. Federico, Goldberg and Nettina and Ms. Shahon are each financially literate and have the accounting or related financial management expertise in accordance with NYSE listing standards, and are each an audit committee financial expert as defined in the rules and regulations of the SEC. See “Proposal 1- Election of Trustees - Trustee Background and Qualifications” for a description of Messrs. Federico's, Goldberg’s and Nettina’s and Ms. Shahon’s relevant business experience. The designation of an “audit committee financial expert” does not impose upon such person any duties, obligations or liabilities that are greater than are generally imposed on such person as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Compensation Committee
The Compensation Committee administers the executive compensation program of the Trust. The Compensation Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, approving equity grants and otherwise administering share-based plans and reviewing annually all compensation decisions relating to the Trust’s executive officers. In connection with the foregoing, the Compensation Committee monitors compensation and regulatory developments and trends, and may solicit independent advice where appropriate. The Compensation Committee also reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Trust’s compensation programs and is responsible for overseeing the preparation of the Compensation Discussion and Analysis. The Compensation Committee has the power to form subcommittees and delegate responsibility to such subcommittees. See “Compensation Discussion and Analysis,” “Compensation Committee Report” and the Compensation Committee’s charter for additional information on the responsibilities and activities of the Compensation Committee.
Role of Management. Similar to prior years, the Compensation Committee sought recommendations of the Chief Executive Officer with respect to the Trust’s 2018 executive compensation program. See “Compensation Discussion and Analysis — Process for Making Compensation Determinations — Advisors Utilized in Compensation Determinations” for further information.
Role of Compensation Consultant. The Compensation Committee has the sole authority to engage outside advisors and establish the terms of such engagement, including compensatory fees. The Compensation Committee engaged Meridian Compensation Partners LLC (“Meridian”) as its compensation consultant for 2018 with respect to executive compensation and Trustee compensation programs generally. The Compensation Committee works with management to determine Meridian’s responsibilities and direct its work product, but the Compensation Committee is responsible for the formal approval of the annual work plan.
In compliance with the SEC and the NYSE requirements regarding the independence of compensation consultants, Meridian provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Meridian and the partners, consultants and employees who service the Compensation Committee on executive compensation matters and governance issues.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for identifying and nominating individuals qualified to serve as Board members, recommending Trustees for each Board committee and overseeing the Trust’s Corporate Governance Guidelines and related corporate governance issues. See the Nominating and Governance Committee’s charter for additional information on its responsibilities and activities.
Trustee Appointment and Nominee Selection Process. The Nominating and Governance Committee considers the balance of skills, experience, independence and knowledge of the Board and the diversity representation of the Board, including gender and race, how the Board works as a unit and other factors relevant to its effectiveness, although it does not have a specific diversity policy underlying its nomination process. Generally, the Nominating and Governance Committee will re-nominate incumbent Trustees who continue to satisfy its criteria for members of the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board.
If a vacancy on the Board occurs, the Nominating and Governance Committee will review the experience, mix of skills and background, independence and other qualities of a nominee to ensure appropriate Board composition after taking into account the current Board members and the specific needs of the Trust and Board.

The Nominating and Governance Committee may rely on multiple sources for identifying and evaluating nominees, and, in 2017, the Nominating and Governance Committee engaged a leading, third-party paid search firm, Heidrick & Struggles International, Inc. ("Heidrick & Struggles"), to identify and evaluate potential new Trustee candidates. In connection with the search process, the Nominating and Governance Committee and the Board engaged in an extensive review of the mix of specific experience, qualifications and skills of the existing Trustees, including those described above under “Proposal 1—Election of Trustees—Trustee Background and Qualifications” and worked with Heidrick & Struggles to conduct a focused search for new Trustees who would specifically bring retail, consumer products, and hospitality/entertainment experience as well as technology experience to the Board. This process, which included the consideration of multiple potential candidates, lead to the appointment of Ms. Weiss and Mr. Federico in 2018, and to the nomination of Ms. Lau for election at the 2019 annual meeting. The Board believes that these new Trustees and nominee bring important additional qualifications to the Board. Specifically, Ms. Weiss has expertise in the specialty and multi-channel retail fields, Mr. Federico brings to the Board knowledge of the hospitality and food service industries, Ms. Lau provides a strong technological background and retail industry experience, and all three have entrepreneurial or senior leadership experience as well as experience serving as directors of other publicly traded companies.
Consideration of Shareholder Nominees. The Nominating and Governance Committee does not solicit Trustee nominations, but will consider nominee recommendations by shareholders with respect to elections to be held at an annual meeting, so long as such recommendations are timely made and otherwise in accordance with the Trust’s Bylaws and applicable law. Such recommendations will be evaluated against the same criteria used to evaluate other nominees. The Trust did not receive any nominations of Trustees by shareholders for the 2019 annual meeting of shareholders.
Under the Bylaws, shareholders must follow an advance notice procedure to nominate candidates for election as Trustees or to bring other business before an annual meeting. The advanced notice procedures set forth in the Bylaws do not affect the right of shareholders to request the inclusion of proposals in the Trust’s proxy statement and form of proxy pursuant to SEC rules. See “Additional Information-Presentation of Shareholder Proposals and Nominations at 2020 Annual Meeting” for information regarding providing timely notice of shareholder proposals and nominations.
Executive Committee
The Executive Committee is permitted to exercise all of the powers and authority of the Board, except as limited by applicable law and the Bylaws. The Executive Committee generally acts by way of unanimous written consent in lieu of holding a meeting.

Corporate Governance
The Board and management are committed to responsible corporate governance to ensure that the Trust is managed for the benefit of its shareholders. To that end, the Board and management periodically review and update the Trust’s corporate governance policies and practices as appropriate or required by applicable law, the NYSE listing standards or SEC regulations.
The Trust has adopted a Code of Business Conduct and Ethics which sets forth basic principles to guide the conduct of Trustees and the Trust’s employees, including its principal executive officer, principal financial officer, principal accounting officer or controller and persons serving similar functions. The code covers numerous topics including illegal or unethical behavior, conflicts of interest, compliance with laws, accounting and financial reporting practices, harassment, corporate opportunities and confidentiality. A copy of the Trust’s Code of Business Conduct and Ethics is available on the Trust’s website under “Investors—Corporate Information—Governance Documents” at www.rptrealty.com. Any waiver or material amendment that relates to the Trustees or certain executive officers of the Trust will be publicly disclosed in such subsection on the Trust’s website within four business days of such action. See “Related Person Transactions” for additional information regarding policies and procedures specifically addressing related person transactions.
The Trust has also adopted Corporate Governance Guidelines, which address, among other things, a Trustee’s responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board. A copy of the Trust’s Corporate Governance Guidelines is available on the Trust’s website under “Investors — Corporate Information — Governance Documents” at www.rptrealty.com.
A copy of the Trust’s committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines will be sent to any shareholder, without charge, upon written request sent to the Trust’s executive offices: Investor Relations, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036.

Trustee Compensation
The Compensation Committee and Board believe that Trustees should receive a mix of cash and equity. Compensation paid to the non-employee Trustees is intended to provide incentives to such persons to continue to serve on the Board, to further align the interests of the Board and shareholders and to attract new Trustees with outstanding qualifications. Trustees who are employees or officers of the Trust or any of its subsidiaries do not receive any compensation for serving on the Board or any committees thereof; therefore, Messrs. Harper and Gershenson are excluded from the Trustee compensation table below.
2018 Non-Employee Trustee Annual Cash Retainer and Meeting Fees. In 2018, each non-employee Trustee received an annual cash retainer equal to approximately $40,000 and an annual equity retainer, consisting of a grant of restricted shares, valued at approximately $90,000 (or 6,813 restricted shares). The restricted shares were granted on July 1st and vest in full on the first anniversary of the grant date. There were no additional fees paid per meeting attended. Mr. Blank, in his capacity as Chairman of the Board for a portion of the year, also received an additional annual cash retainer of $50,000. The chairman of each of the Audit Committee, Compensation Committee, Nominating and Governance Committee and, if a non-employee Trustee, the Executive Committee received additional cash retainers of $15,000, $10,000, $10,000 and $5,000, respectively.
In 2017, the Board approved a minimum fee of $10,000 to members of the ad hoc CEO Search Committee, which was paid to the members of such committee in 2018. The Board also approved one-time fees of $10,000 to each of (i) Ms. Shahon, as chair of the Nominating and Governance Committee, for her significant efforts during 2018 in connection with the director search process that resulted in the appointments of Ms. Weiss and Mr. Federico and the nomination of Ms. Lau, and (ii) Mr. Nettina, as chair of the Audit Committee, for his significant efforts during 2018 in connection with the Chief Financial Officer search process that resulted in the hiring of Mr. Fitzmaurice. The Trust also reimburses all Trustees for expenses incurred in connection with attending any meetings or performing their duties as Trustees.
Stock Ownership Guidelines. The Trust's stock ownership guidelines for non-employee Trustees require such persons to hold directly a number of Shares (including unvested restricted Shares) having a market value no less than three times the then current annual stock grant denominated in Shares for all Trustees. New Trustees have a five-year period to comply with the guidelines. The Compensation Committee reviews the minimum equity holding level and other market trends and practices on a periodic basis. The Compensation Committee has confirmed that all Trustees currently satisfy the guidelines or are within the time period to become compliant.
Deferred Fee Plan. The Trust maintains a Deferred Fee Plan for Trustees. A Trustee may elect to defer the entire annual equity retainer earned for services provided during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred fee agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. Any shares deferred will be credited to a deferred share account and will be entitled to receive distributions, which at the Trustee’s election will either be paid in cash or will be reinvested in Shares. A Trustee may modify or revoke his or her existing fee deferral election only on a prospective basis, only for an annual equity retainer to be earned in a subsequent calendar year and only if the Trustee executes a new deferred fee agreement or revokes his or her existing deferred fee agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The Trustee must elect the end of the deferral period at the time of such election and, except for limited circumstances, no Trustee shall have any right to make any early withdrawals from the Trustee’s deferred fee accounts.

2018 Trustee Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)(3)(4)	Total ($)
Richard L. Federico(5)	3,478	50,302	53,780
Arthur Goldberg	60,000	90,000	150,000
David J. Nettina	75,000	90,000	165,000
Laurie M. Shahon	65,000	90,000	155,000
Andrea M. Weiss(6)	11,522	71,013	82,535
Stephen R. Blank	90,000	90,000	180,000
Joel M. Pashcow	45,000	90,000	135,000
Mark K. Rosenfeld(7)	25,000	—	25,000
Total	375,000	571,315	946,315

(1)	Represents amounts earned in 2018 with respect to the cash retainers.

(2)
Reflects 6,813 restricted Shares for each non-employee Trustee (except Mr. Federico and Ms. Weiss), 3,565 restricted Shares for Mr. Federico and 5,131 restricted Shares for Ms. Weiss, in each case granted in 2018 under the 2012 Omnibus Long-Term Incentive Plan. The amounts reported for each non-employee Trustee except Mr. Federico and Ms. Weiss reflect the grant date fair value of each award based on the closing price of the Shares on the NYSE on June 29, 2018 (i.e., $13.21), the last business day prior to the grant date of July 1, 2018. The amount reported for Mr. Federico reflects the grant date fair value of such award based on the closing price of the Shares on the NYSE on December 10, 2018 (i.e., $14.11) and for Ms. Weiss reflects a grant date fair value of each such award based on the closing price of the Shares on the NYSE on September 17, 2018 (i.e., $13.84).

(3)	In 2018, the following Trustees elected to defer the receipt of their entire equity retainer under the Trust's Deferred Fee Plan for Trustees as follows:

Name	2018 Stock Deferrals ($)	Deferred Shares Credited (#)
Stephen R. Blank	90,000	6,813
Arthur Goldberg	90,000	6,813
However, such Trustees elected to receive currently the dividend equivalents related to such deferred shares in cash.

(4)
As of December 31, 2018, non-employee Trustees did not have any stock options outstanding. As of December 31, 2018, each non-employee Trustee (except Mr. Federico and Ms. Weiss) had 6,813 unvested restricted Shares outstanding, Mr. Federico had 3,565 unvested restricted Shares outstanding and Ms. Weiss had 5,131 unvested restricted Shares outstanding.

(5)	Mr. Federico joined the Board on November 30, 2018.

(6)	Ms. Weiss joined the Board on September 6, 2018.

(7)	Mr. Rosenfeld's service as a Trustee ended on June 18, 2018, the date of the 2018 annual meeting of shareholders.

Communication with the Board
Any shareholder or interested party who desires to communicate with the Board or any specific Trustee(s) can write to the Board at the following address: Board of Trustees, c/o Secretary, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, NY 10036. All communications received by the Trust’s Secretary which are addressed to the Board or a Committee will be forwarded directly to the members of the Board.
Shareholders, Trust employees, officers, Trustees or any other interested persons who have concerns or complaints regarding accounting or auditing matters of the Trust are encouraged to contact, anonymously or otherwise, the Chairman of the Audit Committee (or any Trustee who is a member of the Audit Committee) at the address above. Such submissions will be treated confidentially.

EXECUTIVE OFFICERS
The executive officers of the Trust serve at the pleasure of the Board. The executive officers of the Trust as of the record date are as follows:

Name	Age	Title
Brian L. Harper	43	Trustee; President and Chief Executive Officer
Michael Fitzmaurice	40	Executive Vice President and Chief Financial Officer
Timothy Collier	45	Executive Vice President - Leasing
Catherine Clark	60	Executive Vice President - Transactions
Raymond Merk	59	Senior Vice President, Chief Accounting Officer
See “Proposal 1—Election of Trustees” for biographical and other information regarding Mr. Harper.
Michael Fitzmaurice has been Executive Vice President and Chief Financial Officer since June 2018. Mr. Fitzmaurice was employed with Retail Properties of America, Inc. as Senior Vice President of Finance from September 2017 to June 2018, Vice President of Capital Markets & Investor Relations from January 2017 to September 2017 and Vice President of Finance from August 2012 to January 2017. Prior to Retail Properties of America, Inc., Mr. Fitzmaurice spent 11 years at General Growth Properties in various finance, capital markets and accounting roles. In addition, Mr. Fitzmaurice spent two years with Equity Office Properties as a Manager with the Investments/Due Diligence team. Mr. Fitzmaurice received his B.S. in finance from the University of Illinois at Chicago.
Timothy Collier has served as Executive Vice President — Leasing since August 2018. Mr. Collier has over 20 years of experience in the real estate industry and was formerly with Acadia Realty Trust, serving most recently as their Senior Vice President of Leasing from January 2016 to August 2018, Vice President of Leasing from January 2013 to December 2015, and Director of Leasing from May 2011 to December 2012. Mr. Collier has also worked at Kimco Realty and Pyramid Management Group in various leasing roles. Mr. Collier received his B.A. from State University of New York at Oswego, is a Licensed Real Estate Salesperson in the Commonwealth of Massachusetts and a member of the ICSC.
Catherine Clark serves as Executive Vice President — Transactions and has been employed with the Trust since 1997 in various acquisition roles. Previously, Ms. Clark was a Vice President with Farmington Mortgage, a subsidiary of the Fourmidable Group, and Vice President with Amurcon Corporation. Ms. Clark has over 33 years of experience in the real estate industry.
Raymond Merk served as the Trust's acting principal financial officer from April 2018 to June 2018 and has served as the Trust's Chief Accounting Officer since March 2017, having joined the Trust, originally on an interim basis, in September 2016. Prior to joining the Trust, Mr. Merk worked as an independent consultant since June 2016 and as a consultant for Robert Half International Inc. from June 2015 through May 2016. From April 2010 through April 2013, Mr. Merk was the vice president of finance for DynaVox Systems, LLC. Mr. Merk served as chief financial officer and corporate secretary of DynaVox Systems, LLC from May 2013 through May 2015. In addition, Mr. Merk served as the chief financial officer and corporate secretary of DynaVox Inc., DynaVox Systems Holdings, LLC and DynaVox Intermediate LLC, the holding company parents of DynaVox Systems, LLC, from May 2013 through March 2014. DynaVox Inc., DynaVox Systems Holdings, LLC, and DynaVox Intermediate LLC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in April 2014. Except as described in the preceding sentence, no other event has occurred during the past 10 years requiring disclosure pursuant to Item 401(f) of Regulation S-K. He holds a Bachelor of Science in Business Administration from Ohio Northern University. Mr. Merk is a Certified Public Accountant.

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee of the Board (referred to as the “Committee” in this section), composed entirely of independent Trustees, administers the executive compensation program of the Trust. The Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based compensation plans and reviewing and approving annually all compensation decisions relating to the Trust’s executive officers. This section of the proxy statement explains how the Trust’s compensation programs are designed and operated in practice with respect to the named executive officers. The Trusts named executive officers consisted of the following individuals for the year ended December 31, 2018: our President and Chief Executive Officer, Brian L. Harper, our Executive Vice President and Chief Financial Officer, Michael Fitzmaurice, our Executive Vice President—Leasing, Timothy Collier, our Executive Vice President—Transactions, Catherine Clark, our Senior Vice President and Chief Accounting Officer, Raymond Merk, our former President and Chief Executive Officer, Dennis Gershenson, our former Executive Vice President, Chief Financial Officer and Secretary, Geoffrey Bedrosian, our former Executive Vice President and Chief Operating Officer, John Hendrickson, and our former Senior Vice President—Development, Edward A. Eickhoff. Messrs. Gershenson, Hendrickson, Bedrosian and Eickhoff's employment with the Trust ended effective July 1, 2018, April 12, 2018, April 20, 2018, and July 30, 2018, respectively.

Executive Summary
Key Highlights
The following is a summary of key aspects of the Trust’s 2018 business results and its 2018 compensation program for named executive officers:

•
Key Executive Transitions in 2018. Brian L. Harper was appointed President and Chief Executive Officer of the Trust and Michael Fitzmaurice was appointed Executive Vice President and Chief Financial Officer of the Trust effective June 15, 2018 and June 18, 2018, respectively. The Trust entered into employment agreements with Messrs. Harper and Fitzmaurice in connection with their appointments. See “—Executive Officer Employment Agreements” for a description of the material terms of such employment agreements. In connection with Mr. Harper’s appointment, the Trust provided written notice to Dennis Gershenson, the former President and Chief Executive Officer of the Trust, of the termination his employment agreement effective July 1, 2018. John Hendrickson, the former Chief Operating Officer of the Trust, departed effective April 12, 2018, and Geoffrey Bedrosian, the former Executive Vice President and Chief Financial Officer of the Trust, resigned effective April 20, 2018. See "Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change-in-Control" for a description of the benefits such executives were entitled to receive upon separation from the Trust.

•
Trust’s 2018 Business Results. During 2018, the Trust completed several key foundational objectives which included the streamlining of the organizational platform, resetting the company culture, conducting a strategic asset review that resulted in the decision to sell approximately $200 million of non-core assets, cultivating a redevelopment pipeline and changing the name of the Trust to RPT Realty. See the section below entitled “—Overview of 2018 Operating Performance and Pay-For-Performance” for a discussion of the Trust's three-year total shareholder return through December 31, 2018.

•
Sustainability. In 2018, under the direction of the new management team, the Trust implemented several initiatives towards its long-term commitment to sustainability, with a focus on achieving goals in each of the Environmental, Social and Governance (“ESG”) areas of sustainability.

◦
The Trust's management is focused on creating healthy workspaces and promoting health and wellness for its employees and their families. In 2018, the Trust was recognized for winning Michigan’s Best and Brightest in Wellness for the fifth year in a row. The Best and Brightest in Wellness awards program honors organizations that are making their workplaces, their employees and the community a healthier place to live and work. In addition, the Trust recently adopted “RPT Remote”, a flexible work initiative that allows employees the ability to telecommute one day per week.

◦
The Trust is devoted to philanthropy initiatives and partners with organizations that are committed to improving the overall quality of life in our communities. Each month, the Trust supports a local community organization through charitable giving or volunteerism.

◦
Finally, the New York City office is a Leadership in Energy and Environmental Design (“LEED”) certified location. LEED is an internationally recognized green building certification system, providing third-party verification that a building or community was designed and built using strategies aimed at improving performance metrics that matter most: energy savings, water efficiency, CO2 emissions reduction, improved indoor environmental quality and stewardship of resources and sensitivity to their impacts.

◦	Corporate governance matters are discussed under "Board Matters—Committees of the Board—Nominating and Governance Committee" and "Board Matters—Corporate Governance."

•
Multifaceted Compensation Program. In 2018, each named executive officer, except our former President and Chief Executive Officer, Mr. Gershenson, participated in the three primary elements of the Trust’s executive compensation program: a base salary; an annual cash bonus; and stock-based long-term incentive awards.

◦	Base salaries provide a fixed component of compensation that is required to retain key executives.

◦
Annual cash bonuses for the Trust's former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer were awarded based upon performance relative to specified incentive targets pursuant to an annual executive incentive plan. The Trust's former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, who participated in the 2018 Executive Incentive Plan (the "2018 STIP"), separated from the Trust during 2018 and their entitlement to bonus amounts, if any, was determined pursuant to the severance terms of their employment agreements. The employment agreements of the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, provide that they will participate in the Trust's annual executive incentive plans going forward; however, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Annual cash bonuses for the Trust's other named executive officers are discretionary; however, for 2018, Mr. Collier was entitled to receive a guaranteed bonus equal to his prorated target bonus amount, negotiated in connection with his hiring.

◦
For 2018, for all named executive officers, long-term incentive awards consist half of service-based grants of restricted shares and half of performance-based restricted share units that vest upon the achievement of specified performance criteria, except Mr. Harper's awards, over two-thirds of which consisted of performance-based restricted share units. For Mr. Harper, Mr. Fitzmaurice and Mr. Collier, the long-term incentive awards were granted under the Trust's Inducement Incentive Plan and the service-based grants of restricted shares vest over a three-year period and, for the other named executive officers, the long-term incentive awards were granted under the 2012 Omnibus Long-Term Incentive Plan (referred to throughout this Compensation Discussion and Analysis as the "LTIP") and the service-based grants of restricted shares vest over a five-year period. Pursuant to his employment agreement, Mr. Gershenson was not eligible to receive an annual grant under the Trust’s LTIP in 2018 but received a grant of 100,000 restricted shares on January 2, 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust.

•
Base Salary and Annual Bonus Potential. There were no changes to base salaries for executive officers serving in February 2018. In keeping with its belief in appropriate levels of target bonuses, the Committee maintained 2017 target bonus levels for the executive officers serving in early 2018. The 2018 target bonuses were 125% of base salary for Mr. Gershenson, 75% of base salary for each of Mr. Bedrosian and Mr. Hendrickson and 40% of base salary for each of Ms. Clark, Mr. Eickoff and Mr. Merk. For Messrs. Harper and Fitzmaurice, annual base salaries were set at $750,000 and $450,000, respectively, and target bonuses were set at 125% and 75% of base salary, respectively, in accordance with their respective employment agreements. Mr. Collier's annual base salary and target bonus were negotiated in connection with his hiring in August 2018 and set at $400,000 and 65% of base salary.

•
Emphasis on Pay-for-Performance. For Messrs. Harper, Fitzmaurice and Collier, performance-based compensation in 2018 consisted only of the performance-based component of their long-term incentive awards and equaled 55%, 23% and 20% of Target Annual Compensation (as defined below and using annualized salary and target bonus amounts), respectively, for such executives since each was entitled to receive a guaranteed bonus equal to his prorated target bonus amount for 2018, negotiated in connection with his hiring. For 2018, performance based compensation for Ms. Clark and Mr. Merk consisted of bonus compensation and the performance-based component of the long-term incentive program and equaled 36% and 34% of Total Annual Compensation, respectively, for such executives. See the table setting forth Target Annual Compensation under "—Overview of 2018 Compensation Actions" below.

•
Balance of Short-Term and Long-Term Compensation. For 2018, long-term incentive compensation represented 24-81% of Target Annual Compensation for the named executive officers. Through grants of new long-term awards, unvested amounts of prior awards and stock ownership guidelines, named executive officers have substantial incentives to focus on the long-term performance of the Trust. See the table setting forth Target Annual Compensation under "—Overview of 2018 Compensation Actions" below.

•
Policies and Agreements providing for Change in Control and Severance Payments to our Current Named Executive Officers. The Trust maintains a Change in Control Policy applicable to the Trust’s executive vice presidents and senior vice presidents, which includes the Trust’s named executive officers. Benefits under the policy require a “double trigger,” which means a change of control and the actual or constructive termination of employment within one year after the trigger event. In addition, the policy does not provide for a tax gross-up on benefits. The Trust believes that this policy is competitive with policies of its peers and provides executives with incentives to continue working diligently on the Trust’s behalf in the event of any possible change of control. For the Trust's Chief Executive Officer, Chief Financial

Officer and Executive Vice President—Leasing, the change in control and severance terms of their employment agreements or offer letter govern. Also, in April 2018 the Trust entered into an Agreement Regarding Severance with certain officers, which provides for severance benefits if such executive incurs a separation from service by reason of an involuntary termination. See “—Executive Officer Employment Agreements” for a description of the material terms of such agreements.

•
Shareholder Support for Compensation Program for Named Executive Officers. The Trust’s say-on-pay proposal at the 2018 annual meeting was approved by approximately 97% of the votes cast on the proposal. The Committee and Board discussed the results of such shareholder vote. In light of the significant shareholder support and many other factors discussed herein, the Committee determined to make changes to the compensation policies and programs for the named executive officers only as described below.

Overview of 2018 Compensation Actions
In February 2018, the Committee made no changes to annual base salaries or target annual cash bonuses and established target long-term incentive awards (collectively, the “Target Annual Compensation”) for each named executive officer then serving as an executive officer. In considering the appropriate levels of Target Annual Compensation, the Committee balanced the need to retain and motivate the Trust’s named executive officers while managing the Trust’s cash and non-cash expense and strengthening the alignment of management with the Trust’s shareholders.

In February 2018, the Committee continued awarding cash bonuses based upon Trust performance relative to specified incentive targets pursuant to the 2018 STIP for the Trust's former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer or on a discretionary basis for other named executive officers serving as executive officers at such time. The Committee revised the 2018 STIP incentive targets compared to the prior year by replacing the incentive targets relative to strategic acquisitions and dispositions with incentive targets relating to achievement of non-anchor leased occupancy percentages at year-end and cash on cash yield percentages on investments approved by the Management Investment Committee either to retenant existing space or for other operating capital (not including acquisitions), while maintaining the incentive targets relating to operating FFO (funds from operations, as adjusted for certain one-time items) per share and the ratio of net debt to annualized pro forma adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that have been used in prior years. Pursuant to their employment agreements, the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, will participate in the Trust's annual executive incentive plans going forward; however, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Mr. Collier's annual cash bonus will generally be discretionary; however, for 2018, he was also entitled to receive a guaranteed bonus equal to his prorated target bonus amount, negotiated in connection with his hiring. In February 2019, the Committee exercised its discretion to pay discretionary amounts above the guaranteed or target amounts for all named executive officers except Mr. Harper.

The Committee also continued its practice of awarding grants of service-based restricted shares and performance-based share units under the Trust’s LTIP. The Committee made no change to long-term incentive targets for 2018, which were equal to 45% to 125% of base salary for the named executive officers serving as executive officers in February 2018 other than Mr. Gershenson. Pursuant to his employment agreement, Mr. Gershenson was not eligible to receive an annual grant under the Trust’s LTIP in 2018 but received a grant of 100,000 restricted shares on January 2, 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust.

For 2018, the long-term incentive awards granted to executive officers serving in February 2018 were divided equally between service-based restricted shares vesting in five equal installments on the anniversaries of the date of grant and performance-based restricted share units that vest based upon the Trust’s total shareholder return relative to a defined peer group over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). Performance (relative to the peer group) at the 33rd, 50th and 90th percentiles resulted in payouts of 50%, 100% and a maximum 200%, respectively, of the target incentive with a linear adjustment in payout between the performance levels. At the end of the performance period, any performance-based restricted share units earned will be vested and settled in the form of unrestricted Shares in March of the following year.

Messrs. Harper, Fitzmaurice and Collier were granted long-term incentive awards upon commencement of their employment with the Trust under the Trust's Inducement Incentive Plan. Messrs. Harper, Fitzmaurice and Collier were granted (i) restricted shares equal to $2,250,000, $325,000 and $225,000, respectively, divided by the closing price of the Shares on the day prior to such executive's grant date, which will vest in equal installments on the first three anniversaries of the grant date and (ii) performance shares equal to $4,750,000, $325,000 and $225,000, respectively, divided by the closing price of the Shares on the day prior to such executive's grant date. The performance shares granted to Messrs. Harper, Fitzmaurice and Collier have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return relative to a defined peer group over a period from the grant date through December 31, 2020.

The following table sets forth the Target Annual Compensation for the named executive officers in 2018:

Name	Annual Base Salary ($)	Target Annual Bonus ($)(1)	Target Long-term Incentive Award- (Performance- Based Rest. Share Units) ($)	Long-term Incentive Award- (Service Based Rest. Stock) ($)	Target Annual Compensation 2018 ($)	Target Performance- Based Compensation (% of Target Comp) (2)
Brian L. Harper(3)	750,000	937,500	4,750,000	2,250,000	8,687,500	55%
Michael Fitzmaurice(3)	450,000	337,500	325,000	325,000	1,437,500	23%
Timothy Collier(3)	400,000	260,000	225,000	225,000	1,110,000	20%
Catherine Clark(4)	335,002	134,001	125,626	125,626	720,255	36%
Raymond Merk	250,000	100,000	56,250	56,250	462,500	34%
Dennis Gershenson(5)	731,300	914,125	—	1,479,000	3,124,425	29%
Geoffrey Bedrosian(5)	463,500	347,625	289,688	289,688	1,390,501	46%
John Hendrickson(5)	463,500	347,625	289,688	289,688	1,390,501	46%
Edward A. Eickhoff(5)	304,796	121,918	114,299	114,299	655,312	36%

(1)
Does not include (i) cash starting bonuses for Messrs. Harper and Fitzmaurice of $500,000 and $170,000, respectively, (ii) a one-time, special bonus to Mr. Merk of $50,000 and (iii) the discretionary amounts above the guaranteed or target bonus amounts for 2018 that the Committee exercised discretion to pay to all named executive officers except Mr. Harper.

(2)
For all named executive officers except Messrs. Harper, Fitzmaurice and Collier, represents Target Annual Bonus plus Target Long-term Incentive Award (Performance-Based Restricted Share Units), divided by Target Annual Compensation 2018. For Messrs. Harper, Fitzmaurice and Collier, represents Target Long-term Incentive Award (Performance-Based Restricted Share Units), divided by Target Annual Compensation 2018 (using annualized amounts for Annual Base Salary and Target Annual Bonus and considering that Target Annual Bonus was not "performance-based" in 2018 since such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount). If prorated amounts were used for base salary and target bonus, the percentage of performance-based compensation would be higher than reflected in the table.

(3)
Annual Base Salary and Target Annual Bonus reflect annualized amounts for Messrs. Harper, Fitzmaurice and Collier and do not reflect that such officers' base salaries and bonus amounts were prorated for the portion of 2018 that each such officer was employed by the Trust.

(4)	Does not include a discretionary equity grant of 1,250 shares of service-based restricted shares Ms. Clark received in 2018 since such grant is not expected to be recurring annually.

(5)	Does not address or include severance payments or amounts foregone in connection with such officers' separation from the Trust.

Overview of 2018 Operating Performance and Pay-For-Performance
Target Performance Metrics. At the beginning of 2018, the Trust established the following corporate financial objectives that management and the Board deemed important to the short-term and long-term success of the Trust to serve as a payment condition for annual cash bonuses for our former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, who were participants in the 2018 STIP: (1) to maximize income and cash flow, with a target Operating FFO (funds from operations, as adjusted for certain one-time items) per diluted share, (2) to grow leased occupancy, with a target non-anchor leased occupancy at year-end, (3) to retanant existing space and maximize return on operating capital, with a target cash on cash yield on investments approved by the Management Investment Committee at year-end and (4) to operate with acceptable levels of leverage, with a target ratio of net debt to annualized pro forma adjusted EBITDA (earnings before interest, taxes, depreciation and amortization).
Long-term performance-based incentive grants are based upon the Trust’s prospective total shareholder return relative to a defined peer group over a 3-year period (or shorter period starting on the grant date for Messrs. Harper, Fitzmaurice and Collier). Performance (relative to the peer group) at the 33rd, 50th and 90th percentiles results in payouts of 50%, 100% and a maximum 200%, respectively, of the target incentive with a linear adjustment in payout between the performance levels.
The Committee retains discretion to revise performance-based compensation for individual performance or extraordinary circumstances. The Committee also retains discretion to provide bonuses outside the Trust’s annual bonus plan, make equity grants other than under the existing long-term incentive program and to provide other compensation.
2018 Results and Earned Compensation. Generally, the named executive officers that participate in the annual equity incentive plan earn their bonus amounts to the extent performance measures are achieved. To the extent target performance measures are not achieved or are exceeded, the named executive officers generally will earn compensation below or above their target bonus amounts, respectively. However, in 2018, the Trust's former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer separated from the Trust and their entitlement to bonus amounts, if any, was determined pursuant to the severance terms of their employment agreements. The employment agreements of the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, provide that they will participate in the Trust's annual executive incentive plans going forward; however, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Accordingly, since all participants in the 2018 STIP separated from the Trust prior to the end of the year, none of the named executive officers were paid bonuses for 2018 based on the Trust’s performance in accordance with the 2018 STIP.
For the other named executive officers, annual bonuses are generally determined at the discretion of the Committee, based upon a review of corporate, departmental and individual performance, together with input from the Chief Executive Officer; however, for 2018, Mr. Collier was entitled to receive a guaranteed bonus equal to his prorated target bonus amount, negotiated in connection with his hiring.
In February 2019, the Committee exercised its discretion to pay discretionary amounts above the guaranteed or target bonus amounts for all named executive officers except Mr. Harper.
For the Trust’s 2016-2018 performance based restricted share unit awards under the long-term incentive program, from the beginning of the performance period in January 2016 through December 31, 2018, the Trust’s annualized 3-year total shareholder return was (4.2)%, which ranked at the 75th percentile of the peer group. In June 2018, Mr. Gershenson's performance based cash and restricted share unit awards under the Trust's LTIP for the 2016-2018 and 2017-2019 performance periods were amended so that Mr. Gershenson is entitled to receive the cash payment or Shares, to the extent earned, even if Mr. Gershenson is not employed by the Trust on the date such awards are earned. Accordingly, such performance resulted in 162.5% of the 2016-2018 performance-based restricted share awards being earned for Mr. Gershenson and Ms. Clark, which were settled in cash. For the Trust’s 2016-2018 performance-based cash award for Mr. Gershenson under the LTIP, the Committee determined to pay the cash award at target, resulting in a payment of $276,900 to Mr. Gershenson.

Compensation Philosophy, Program Objectives and Key Features
The Trust’s compensation program for named executive officers is designed to:

•	establish and reinforce the Trust’s pay-for-performance philosophy;

•	motivate and reward the achievement of specific annual and long-term financial and strategic goals of the Trust;

•	link actual compensation earned to the relative performance of the Trust’s total shareholder return as compared against the peer companies;

•	attract, retain and motivate key executives critical to the Trust’s operations and strategies; and

•	be competitive relative to peer companies.
In furtherance of the foregoing, the Trust’s compensation program for named executive officers historically has consisted of a base salary, an annual bonus, long-term incentive compensation and certain other benefits. The Trust also provides certain deferred compensation and severance arrangements.
The Committee recognizes that a compensation program must be flexible to address all of its objectives. The Committee historically has used market data as a compensation guideline and the Committee also considers Trust performance, individual performance reviews, hiring and retention needs and other market factors in finalizing its compensation determinations. The Committee customarily takes significant direction from the recommendations of the Chief Executive Officer and market data from third party consultants to determine the amount and form of compensation utilized in the executive compensation program. See “Process for Making Compensation Determinations — Advisors Utilized in Compensation Determinations” below.
The following table sets forth how each element of compensation in the 2018 executive compensation program is intended to satisfy one or more of the Trust’s compensation objectives, as well as key features of the compensation elements that address such objectives.

Element of Compensation	Compensation Objectives	Key Features
Base Salary
•    Provide a minimum, fixed level of cash compensation

•    Important factor in retaining and attracting key employees in a competitive marketplace

•    Preserve an employee’s commitment during downturns in the general economy, the REIT industry and/or equity markets
• Changes based on an evaluation of the individual's experience, current performance, potential for advancement, internal pay equity and comparison to peer groups
Annual Bonus Program
•    Incentive for the achievement of short-term Trust performance

•    The bonus plan for the CEO and CFO enhances “pay-for-performance” compensation and ensures greater transparency for the most significant executives

•    Assist in retaining, attracting and motivating employees in the near term

•    To the extent paid in cash, provides a balance for volatile equity compensation

•    CEO and CFO typically eligible for bonuses upon the achievement of specified targets (but entitled to prorated target bonus for 2018 only); target bonus for the CEO was 125% of base salary and for CFO was 75% of base salary

•    Other named executive officers generally have discretionary bonuses with targets of 40-65% of base salary (but our EVP-Leasing is entitled to prorated target bonus for 2018 only)

Long-Term Share-Based Incentive Awards
•    Provide incentive for employees to focus on long-term fundamentals and thereby create long-term shareholder value

•    Provide incentive to focus on strategic performance objectives established by the Compensation Committee

•    Maintain shareholder-management alignment
• Stock ownership guidelines – reinforce focus on long-term fundamentals • Annual targets of 75% to 267% of base salary, with larger initial inducement awards grated to CEO and CFO in 2018
Service-Based Restricted Shares	• Provides upside incentive, with some down market protection
•    Generally 50% of long-term incentive compensation award
•    Generally vests in five equal installments on the anniversaries grant date; upon vesting, 100% of the award is immediately settled in unrestricted shares (but 2018 inducement awards to three new executive officers vest in three equal installments)

Element of Compensation	Compensation Objectives	Key Features
Performance-Based Restricted Share Units	• Enhances pay-for-performance objective • Incentive for the achievement of three-year performance goals
•    Generally 50% of long-term incentive compensation award (but in 2018 CEO award was over two-thirds in the form of performance-based restricted share units)

•    Earned based on total shareholder return over three-year period; potential to earn 0% to 200% of target based on performance

•    Upon satisfaction of the performance measures, the award is settled in unrestricted shares

Perquisites and Other Benefits	• Assist in retaining and attracting employees in competitive marketplace, with indirect benefit to Trust	• May include life insurance premiums, disability coverage, medical and dental benefits, matching contributions in 401(k) plan, relocation and housing allowances and mileage reimbursement
Change of control policy
•    Ensure continued dedication of employees in case of personal uncertainties or risk of job loss

•    Ensure compensation and benefits expectations are satisfied

•    Retain and attract employees in a competitive market

•    Double trigger (change of control and actual or constructive termination of employment) required for benefits

•    All executive officers participate in such policy, except the CEO and CFO, whose employment agreements govern

Employment agreements	• Retain and attract employees in a competitive market • Ensure continued dedication of employees in case of personal uncertainties or risk of job loss
•    Messrs. Gershenson, Hendrickson and Bedrosian each had an employment agreement and Messrs. Harper and Fitzmaurice each have an employment agreement with the Trust. Ms. Clark is entitled to certain severance benefits in the event of an involuntary termination pursuant to an agreement regarding severance and Mr. Collier entered into an offer letter with the Trust that provides certain benefits. See "—Executive Officer Employment Agreements" for a description of the material terms of such employment agreements.

Process for Making Compensation Determinations
Advisors Utilized in Compensation Determinations
Management and Other Employees. The Committee takes significant direction from the recommendations of the Chief Executive Officer regarding the design and implementation of the executive compensation program because he has significant involvement in, and knowledge of, the Trust’s business goals, strategies and performance, the overall effectiveness of the executive officers and each person’s individual contribution to the Trust’s performance. For each named executive officer, the Committee is provided a compensation recommendation as well as information regarding historical earned compensation, the individual’s experience, current performance, potential for advancement and other subjective factors and from time-to-time the Committee will review the performance evaluations of the named executive officers. With the assistance of Meridian, the Trust provides recommendations for the performance metrics to be utilized in the incentive compensation programs, the appropriate performance targets and an analysis of whether such performance targets have been achieved (including recommended adjustments). The Committee retains the discretion to modify the recommendations of the Chief Executive Officer and reviews such recommendations for their reasonableness based on the Trust’s compensation philosophy and related considerations.
Generally, the Committee sets the meeting dates and agendas for Committee meetings and the Chief Executive Officer is invited to attend many of such meetings. The Committee also meets regularly in executive session outside the presence of management to discuss compensation issues generally, as well as to review the performance of and determine the compensation of the Chief Executive Officer. The Trust’s legal advisors, human resources department and corporate accounting department support the Committee in its work in developing and administering the compensation plans and programs.
Third-Party Consultants. With respect to the 2018 executive compensation program, the Compensation Committee engaged Meridian to discuss best-practices and market trends in executive compensation, provide a detailed analysis of the long-term incentive program and provide guidance with respect to the compensation terms of each of Mr. Harper's and Mr. Fitzmaurice's employment agreement. In addition, the Committee and the Chief Executive Officer use market data as an important guideline in establishing target compensation, with the objective of having various compensation elements at or slightly above the market median. In past years, the Committee utilized benchmarking by job responsibilities and position in establishing certain compensation levels, which continues to impact the compensation levels in 2018. While benchmarking by job responsibilities and position has been a significant factor in the Trust’s compensation program for the named executive officers in prior years, the Committee did not utilize formal benchmarking in 2018.
Compensation Differences Among Named Executive Officers
The Trust does not have a fixed internal pay equity scale but rather determines the compensation for each role based upon scope of responsibility and market rates of compensation. Prior to June 2018, Mr. Gershenson, the Trust's former President and Chief Executive Officer, and after June 2018, Mr. Harper, the Trust's current President and Chief Executive Officer, led the management of the Trust across all departments and served as management’s representative on the Board. The other named executive officers are responsible for key operating divisions of the Trust. The total compensation among our named executive officers varies as a result of each named executive officer’s individual performance and overall duties and responsibilities.

2018 Compensation Determinations
Base Salary
In February 2018, the Committee made no changes to the base salaries of the named executive officers serving in February 2018. For Messrs. Harper, Fitzmaurice and Collier, the named executive officers hired in 2018, base salaries were negotiated in connection with their hiring.

Annual Bonus
2018 STIP. In February 2018, the Committee approved the adoption of the 2018 STIP for the Trust’s former Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.
For the 2018 STIP, the Committee tied payment of any bonuses under the 2018 STIP to the following corporate financial objectives: (1) to maximize income and cash flow, with a target Operating FFO (funds from operations, as adjusted for certain one-time items) per diluted share, (2) to grow leased occupancy, with a target non-anchor leased occupancy at year-end, (3) to retanant existing space and maximize return on operating capital, with a target cash on cash yield on investments approved by the Management Investment Committee at year-end and (4) to operate with acceptable levels of leverage, with a target ratio of net debt to annualized pro forma adjusted EBITDA. The target bonus for Mr. Gershenson was 125% of base salary and for Messrs.

Hendrickson and Bedrosian was 75% of base salary. Bonus payout levels may be at threshold (50% of target incentive), target (100% of target incentive) or maximum (200% of target incentive) for each of the Operating FFO per share, non-anchor leased occupancy at year-end, and management investment committee yield metrics, which accounted for 80%, 10% and 10% of the potential award, respectively, with a linear increase between such levels, and with payment of the award amounts at the 0%, 75%, 85%, 100% or 110% levels, subject to achievement of a ratio of net debt to annualized pro forma adjusted EBITDA at year end equal to or less than the ratios established by the Compensation Committee.
For purposes of the 2018 STIP, annualized pro forma adjusted EBITDA means earnings before interest, income taxes, depreciation and amortization of the Trust’s consolidated businesses, excluding gains, losses and impairment charges on real estate assets (except for gains on land sales in the ordinary course of business) and gains and losses on the extinguishment of debt, calculated by annualizing such amounts from the fourth quarter of the year. Annualized pro forma adjusted EBITDA should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.
Target Bonus. The 2018 target bonuses were 125% of base salary for each of Messrs. Harper and Gershenson, 75% of base salary for each of Messrs. Fitzmaurice, Bedrosian and Hendrickson, 65% of base salary for Mr. Collier and 40% of base salary for each of Ms. Clark, Mr. Merk and Mr. Eickoff.
Earned Bonus. All the named executive officers participating in the 2018 STIP separated from the Trust during 2018 and their entitlement to bonus amounts, if any, was determined pursuant to the severance terms of their employment agreements. The employment agreements of the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, provide that they will participate in the Trust's annual executive incentive plans going forward; however, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Accordingly, none of the named executive officers were paid bonuses for 2018 based on the Trust’s performance in accordance with the 2018 STIP. The target bonus for the other named executive officers is discretionary, with payouts based upon the Committee’s subjective review of a variety of corporate, department and individual factors, along with the Committee’s view of the market and of the Trust’s need to retain its key executives, except that, for 2018, Mr. Collier was entitled to receive a guaranteed bonus equal to his prorated target bonus amount, negotiated in connection with his hiring. In February 2019, the Committee exercised its discretion to pay discretionary amounts above the guaranteed or target amounts for all named executive officers except Mr. Harper.
Set forth below are the target annual bonuses in 2018 and the earned annual bonuses in 2017 and 2018 for the Trust's named executive officers:

Name	Earned Annual Bonus 2017	Target Annual Bonus 2018	Earned Annual Bonus 2018
Brian L. Harper(1)	—	$511,000	$511,000
Michael Fitzmaurice(1)	—	$181,000	$256,000
Timothy Collier(1)	—	$106,850	$136,850
Catherine Clark	$165,000	$134,000	$184,000
Raymond Merk(2)	$63,200	$100,000	$150,000
Dennis Gershenson	$784,319	$914,125	$914,125(3)
Geoffrey Bedrosian	$298,262	$347,625	—(4)
John Hendrickson	$298,262	$347,625	$90,335(5)
Edward A. Eickhoff	$117,000	$121,918	$157,404(6)

(1)
Messrs. Harper, Fitzmaurice and Collier joined the Trust in 2018. Their target and earned annual 2018 bonuses are shown prorated for the portion of 2018 during which they were employed by the Trust. The amounts above do not include cash starting bonuses for Messrs. Harper and Fitzmaurice of $500,000 and $170,000, respectively. For 2018, such executives were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. For Messrs. Fitzmaurice and Collier, the Compensation Committee paid discretionary amounts above such guaranteed bonuses for 2018.

(2)	The amounts above do not include a one-time special cash bonus for Mr. Merk of $50,000.

(3)
Mr. Gershenson was no longer employed by the Trust effective July 1, 2018 and, pursuant to his employment agreement, he is entitled to receive his target 2018 STIP award for the term of the agreement (but in no event longer than 36 months) in accordance with the Trust’s normal payroll practices.

(4)	Mr. Bedrosian resigned from the Trust effective April 20, 2018 and was not eligible to receive a bonus payment for 2018.

(5)
Mr. Hendrickson was no longer employed by the Trust effective April 12, 2018 and, pursuant to his employment agreement, received a pro rata portion of his bonus through April 30, 2018 calculated based on his average annual bonus payments for the two most recently completed full fiscal years of the Trust.

(6)	Mr. Eickhoff was no longer employed by the Trust effective July 30, 2018 and received this amount as severance under his severance agreement.

Mr. Harper, Mr. Fitzmaurice, Mr. Collier, Ms. Clark and Mr. Merk earned 100%, 141%, 128%, 137% and 150%, respectively, of their respective target annual or prorated bonuses in 2018. The discretionary bonus approvals reflected the Trust's completion of several key foundational objectives, which included the streamlining of the organizational platform, resetting the company culture, conducting a strategic asset review that resulted in the decision to sell approximately $200 million of non-core assets, cultivating a redevelopment pipeline and changing the name of the Trust to RPT Realty. Mr. Merk also received a one-time, special cash bonus of $50,000 reflecting his contributions to the Trust as acting principal financial officer from April 20, 2018 to June 18, 2018.
Long-Term Incentive Compensation
In February 2018, the Committee approved the Trust’s long-term incentive compensation program, setting long-term incentive targets of 45% to 125% of base salary for the named executive officers serving as executive officers in February 2018, other than Mr. Gershenson. The long-term incentive program consists of grants of service-based restricted shares and performance-based restricted share units. The service-based restricted shares vest in five equal installments on the anniversaries of the date of grant and the performance-based restricted share units are earned based on the achievement of specific performance measures over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). Upon satisfaction of the specified performance measures, any performance-based restricted share units earned will be vested and settled in the form of unrestricted shares in March of the following year.
The sole performance measure for the performance-based restricted share units is relative total shareholder return over a three-year period. The fifteen peer companies are publicly traded shopping center REITs, which were selected based on the Committee’s view that such REITs were the Trust’s primary competitors for shareholder investment: Acadia Realty Trust, Brixmor Property Group Inc., Cedar Realty Trust, Inc., Federal Realty Investment Trust, Kimco Realty Corporation, Kite Realty Group Trust, Regency Centers Corporation, Retail Opportunity Investments Corp., Retail Properties of America, Inc., SITE Centers Corp., Saul Centers, Inc., Urban Edge Properties, Urstadt Biddle Properties Inc., Washington Prime Group, Inc., and Weingarten Realty Investments. The achievement of 33rd percentile, 50th percentile, 90th percentile and above corresponds to payouts of 50%, 100% and 200%, respectively, of the target incentive. There is a linear increase in payout between the performance levels, up to a maximum of 200%.
The LTIP grants for the 2018 compensation program for executive officers serving in February 2018 were as follows:

Name	LTIP Award ($)	Target Restricted Share Units (Performance-Based) (#)	Restricted Shares (Service-Based) (#)
Catherine Clark	251,252	10,566	10,566
Raymond Merk	112,500	4,731	4,731
Geoffrey Bedrosian	579,376	24,364	24,364
John Hendrickson	579,376	24,364	24,364
Edward A. Eickhoff	228,598	9,613	9,613

In June 2018, Ms. Clark also received a discretionary grant of 1,250 service-based restricted Shares that vest in three equal installments on March 1, 2019, 2020 and 2021.
Pursuant to his employment agreement, Mr. Gershenson was not eligible to receive an annual grant under the Trust’s LTIP in 2018 but received a grant of 100,000 restricted Shares on January 2, 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust.

In connection with their hiring, Messrs. Harper, Fitzmaurice and Collier were granted long-term incentive awards upon commencement of their employment with the Trust under the Trust's Inducement Incentive Plan. Messrs. Harper, Fitzmaurice and Collier were granted (i) restricted shares equal to $2,250,000, $325,000 and $225,000, respectively, divided by the closing price of the Shares on the day prior to such executive's grant date, which will vest in equal installments on the first three anniversaries of the grant date and (ii) performance shares equal to $4,750,000, $325,000 and $225,000, respectively, divided by the closing price of the Shares on the day prior to such executive's grant date. The performance shares granted to Messrs. Harper, Fitzmaurice and Collier have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return relative to a defined peer group over a period from the grant date through December 31, 2020.

Long-term incentive awards under the Inducement Incentive Plan for Messrs. Harper, Fitzmaurice and Collier were as follows:

Name	Long-Term Incentive Award ($)	Target Restricted Share Units (Performance-Based) (#)	Restricted Stock (Service-Based) (#)
Brian L. Harper	7,000,000	371,966	176,195
Michael Fitzmaurice	650,000	25,571	25,571
Timothy Collier	450,000	17,189	17,189

Equity Compensation—Other Policies
Stock Ownership Guidelines. The Trust's stock ownership guidelines for executive officers require our executive officers to hold directly a number of Shares (including unvested restricted Shares) having a market value equal to a multiple of their then current base salary; the Chief Executive Officer's multiple is six and all other executive officers’ multiple is three. The Committee reviews the minimum equity holding level and other market trends and practices on a periodic basis. The Committee has confirmed that all executive officers currently satisfy the guidelines or are within the time period to become compliant.
Timing and Pricing of Share-Based Grants. The Trust does not coordinate the timing of share-based grants with the release of material non-public information. Annual equity grants for executive officers and other employees are generally made at the first Committee meeting each year with a grant date as of such approval or shortly thereafter. Further, awards that are subject to performance measures are generally granted at the first Committee meeting of the year following satisfaction of such performance measures. The Committee generally establishes dates for regularly scheduled meetings at least a year in advance.
In accordance with the Trust’s compensation plans, the exercise price of each option, if any, is the closing price of the shares (as reported by the NYSE) on the grant date (which date is not earlier than the date the Committee approved such grant). The Committee is prohibited from repricing options, both directly (by lowering the exercise price) and indirectly (by canceling an outstanding option and granting a replacement option with a lower exercise price), without shareholder approval, except in limited circumstances such as a stock split, stock dividend, special dividend or distribution or similar transactions.
Trading Limitations. In addition to the restrictions set forth in SEC regulations, the Trust has an insider trading policy, which among other things, prohibits Trustees, executive officers and other employees from engaging in short sales, trading in options or participating in any other speculative investments relating to the Trust’s stock.
Perquisites and Other Personal Benefits
The Trust historically provides named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with its overall compensation program to enable the Trust to attract and retain employees for key positions. See “Named Executive Officer Tables—Summary Compensation Table” and the footnotes thereto for a description of certain perquisites provided to the named executive officers in 2018.

Deferred Stock
The Committee believes nonqualified deferred compensation arrangements are a useful tool to assist in tax planning and ensure retirement income for its named executive officers. Existing deferred compensation arrangements do not provide for above-market or preferential earnings as defined under SEC regulations.
Under the Trust's Deferred Compensation Plan for Officers, an officer can elect to defer restricted shares which may be granted during a subsequent calendar year. No executive officers elected to defer his or her restricted share grants in 2018.
Contingent Compensation

The Trust has a Change of Control Policy applicable to any executive vice president or any senior vice president, which includes all named executive officers. The policy provides for payments of 2.0 times the sum of the person's base compensation plus his or her target bonus for the year in which the termination occurs if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control. The policy does not provide for any tax gross-up payments.

The Trust believes this policy would be instrumental in the success of the Trust in the event of any future hostile takeover bid and would ensure the continued dedication of employees, notwithstanding the possibility, threat or occurrence of a change of control. Further, it is imperative to diminish the inevitable distraction of such employees by virtue of the personal uncertainties and risks created by a pending or threatened change of control, and to provide such employees with compensation and benefits upon a change of control that ensure that such employees’ compensation and benefits expectations are satisfied. Finally, many competitors have change of control arrangements with named executive officers and such policy ensures the Trust will be competitive in its compensation program. See “Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change-in-Control” for further information.
The Trust has employment agreements with Messrs. Harper and Fitzmaurice and an offer letter with Mr. Collier that provide for specified severance benefits, including termination upon a change of control. See “—Executive Officer Employment Agreements” below for a description of the material terms of such employment agreements and the offer letter.
Also, in April 2018 the Trust entered into an agreement regarding severance with Ms. Clark and Mr. Eickhoff , which provides for severance benefits if such executive incurs a separation from service by reason of an involuntary termination, and an offer letter with Mr. Collier, which provides for specified severance benefits in certain circumstances, including in connection with a change of control. See “—Executive Officer Employment Agreements” below for a description of the material terms of such agreements and “Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change-in-Control” for further information regarding potential payments (and actual payments to Mr. Eickhoff) under these agreements.
Policy Regarding Retroactive Adjustment
The Trust does not have a formal policy regarding whether the Committee will make retroactive adjustments to, or attempt to recover, cash or share-based incentive compensation granted or paid to senior management in which the payment was predicated upon the achievement of certain financial results that are subsequently the subject of a restatement. The Committee intends to adopt an appropriate recoupment policy following the approval of applicable regulations required by the Dodd-Frank Act.
Prohibition on Hedging and Pledging
The Trust has adopted an anti-hedging policy that prohibits its trustees, officers and employees from (i) trading in Trust securities on a short-term basis, (ii) short sales and (iii) buying or selling puts and calls and an anti-pledging policy that (1) prohibits trustees and officers from pledging Trust securities as collateral to secure debt or engaging in transactions where the Trust’s securities are held in a margin account and (2) strongly encourages all other Trust employees to avoid such transactions.

Executive Officer Employment Agreements
Brian L. Harper’s Employment Agreement
Effective April 4, 2018, the Trust entered into an employment agreement with Mr. Harper. The employment agreement provides that Mr. Harper will receive (1) a $750,000 annual base salary, (2) participation in the Trust’s annual Executive Incentive Plan ("STIP") with a target award no less than 125% of annual base salary (with a guaranteed bonus of at least his target bonus for 2018 prorated for the portion of the year during which he was employed by the Trust), (3) participation in the LTIP beginning in 2019, with a target award no less than $2,000,000 and (4) inducement awards under the Inducement Plan (as defined below), which include (i) restricted Shares equal to $2,250,000 divided by the closing price of the Shares on the day prior to June 15, 2018, the effective date of Mr. Harper's employment with the Trust (the "Start Date"), which will vest in equal installments on the first three anniversaries of the grant date and (ii) performance shares equal to $4,750,000 divided by the closing price of the Shares on the day prior to the Start Date, which will vest on the third anniversary of the grant date. The performance shares will have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return compared to the total shareholder return for the members of the Trust’s peer group for the period from the Start Date through December 31, 2020. Threshold performance (50%) will be at the 33rd percentile for the peer group; target performance (100% payout) will be at the 50th percentile of the peer group; and maximum performance (200% payout) will be at the 90th percentile of the peer group. Mr. Harper will receive other perquisites, such as paid vacation, and health and insurance benefits, generally consistent with those provided to other Trust executive officers. Mr. Harper also received a cash starting bonus of $500,000 on the Start Date.
The term of the employment agreement is through June 30, 2021. However, in the event of a termination without Cause or for Good Reason prior to the end of the term (and not within 24 months following a Change in Control), each as defined in the employment agreement, Mr. Harper will be entitled to receive (1) 1.5 times the sum of Mr. Harper’s annual base salary and annual STIP award, payable in equal monthly installments for a period of up to 18 months; (2) any earned but not yet paid incentive awards for already completed years or award cycles; (3) a prorated portion of the STIP award for the year of termination calculated based on actual performance and (4) continued health benefits for 18 months. In the event of a termination of Mr. Harper without Cause or for Good Reason within 24 months following a Change in Control (as defined in the employment agreement), the employment agreement provides that Mr. Harper will receive (1) 2 times the sum of Mr. Harper’s annual base salary and annual STIP award, payable in equal monthly installments for a period of up to 24 months; (2) any earned but not yet paid incentive awards for already completed years or award cycles; (3) a prorated portion of the STIP award for the year of termination and (4) continued health benefits for 18 months. Mr. Harper’s right to receive the foregoing is conditioned upon his execution of a general release of claims, which becomes irrevocable, for the benefit of the Trust. In the event of a termination of Mr. Harper’s employment for Cause or by Mr. Harper without Good Reason prior to the first anniversary of the Start Date, the $500,000 bonus paid on Mr. Harper’s Start Date must be repaid by Mr. Harper.
During employment and thereafter, Mr. Harper is subject to confidentiality and non-disparagement requirements. During employment and for 12 months after the termination of employment, Mr. Harper is subject to non-competition requirements. During employment and for 24 months after the termination of employment, Mr. Harper is subject to non-solicitation requirements.
Michael Fitzmaurice’s Employment Agreement
In June 2018, the Trust and Mr. Fitzmaurice entered into a written agreement concerning Mr. Fitzmaurice’s employment with the Trust. The employment agreement provides that Mr. Fitzmaurice will receive (1) a $450,000 annual base salary; (2) participation in the Trust’s STIP with a target award no less than 75% of annual base salary (with a guaranteed bonus equal to his target bonus for 2018 prorated for the portion of the year during which he was employed by the Trust); (3) participation in the Trust’s LTIP beginning in 2019, with a target award no less than $600,000 and (4) inducement awards under the Inducement Incentive Plan, which include (i) 25,571 restricted common shares of beneficial interest that will vest in equal installments on the first three anniversaries of the grant date and (ii) 25,571 performance shares (at target) that will vest on March 1, 2021. The performance shares will have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return compared to the total shareholder return for the members of the Trust’s peer group for the period from the grant date through December 31, 2020. Threshold performance (50%) will be at the 33rd percentile of the peer group; target performance (100% payout) will be at the 50th percentile of the peer group; and maximum performance (200% payout) will be at the 90th percentile of the peer group. Mr. Fitzmaurice will receive other perquisites, such as paid vacation, and health and insurance benefits, generally consistent with those provided to other Trust executive officers. Mr. Fitzmaurice received a cash starting bonus of $170,000 on June 18, 2018, the effective date of Mr. Fitzmaurice's employment with the Trust.
The term of the employment agreement is through June 30, 2021. However, in the event of a termination without Cause, for Good Reason or due to death or disability prior to the end of the term (and not within 24 months following a Change in Control), each as defined in the employment agreement, Mr. Fitzmaurice will be entitled to receive the following, in addition to any accrued salary, incentive payments or benefits: (1) 1 times the sum of Mr. Fitzmaurice’s annual base salary and annual STIP award, payable in equal monthly installments for a period of 12 months; (2) a prorated portion of the STIP award for the year of termination calculated based on actual performance; (3) continued health benefits for up to 12 months; (4) immediate vesting of the inducement awards (with the performance share portion vesting at target if the performance period has not yet ended); and (5) the immediate vesting of any restricted shares, stock options, or other equity-based awards or benefits granted in 2018 that are unvested. In the event of a termination of Mr. Fitzmaurice without Cause or for Good Reason within 24 months following a Change in Control (as defined in the employment agreement), the employment agreement provides that Mr. Fitzmaurice will be entitled to receive the following, in addition to any accrued salary, incentive payments or benefits: (1) 1.5 times the sum of Mr. Fitzmaurice's annual base salary and annual STIP award, payable in equal monthly installments for a period of up to 18 months; (2) a prorated portion of the STIP award for the year of termination; (3) continued health benefits for 18 months; (4) immediate vesting of the inducement awards (with the performance share portion vesting at target if the performance period has not yet ended); and (5) the immediate vesting of any restricted shares, stock options, or other equity-based awards or benefits that are unvested (except that performance awards with respect to performance periods that have not ended will be forfeited). Mr. Fitzmaurice’s right to receive the foregoing is conditioned upon his execution of a general release of claims, which becomes irrevocable, for the benefit of the Trust. In the event of a termination of Mr. Fitzmaurice’s employment for Cause or by Fitzmaurice without Good Reason prior to the first anniversary of his start date, the $170,000 bonus paid on Mr. Fitzmaurice's start date must be repaid by Mr. Fitzmaurice.
During employment and thereafter, Mr. Fitzmaurice is subject to confidentiality and non-disparagement obligations. During employment and for 12 months after the termination of employment, Mr. Fitzmaurice is subject to non-competition obligations. During employment and for 24 months after the termination of employment, Mr. Fitzmaurice is subject to non-solicitation obligations.

Timothy Collier’s Offer Letter
Mr. Collier’s offer letter, dated as of June 22, 2018, provides that Mr. Collier will receive (1) a $400,000 annual base salary, (2) an annual bonus, with a target equal to 65% of his annual base salary (with a guaranteed bonus equal to his target bonus for 2018 prorated for the portion of the year during which he was employed by the Trust), (3) participation in the LTIP beginning in 2019, with a target award of $450,000; and (4) inducement awards under the Inducement Plan, which include (i) restricted Shares equal to $225,000 divided by the closing price of the Shares on the grant date, which will vest in equal installments on the first three anniversaries of the grant date, and (ii) performance shares equal to $225,000 divided by the closing price of the Shares on the grant date, which have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return relative to a defined peer group over a period from the grant date through December 31, 2020. Mr. Collier is also entitled to various benefits and perquisites generally consistent with those provided to the other Trust executive officers.
Pursuant to the offer letter, if Mr. Collier’s employment is terminated without cause, he will be entitled to receive the following: (1) 1 times (1.5 times if the termination occurs following a change of control) the sum of Mr. Collier’s annual base salary and, for 2018, target bonus, and after 2018, a prorated portion of the annual bonus for the year of termination calculated based on actual performance target bonus; (2) lump sum reimbursement for health benefits for 1 year; and (3) immediate vesting of inducement awards (with the performance share portion vesting at target if the performance period has not yet ended). Mr. Collier’s right to receive the foregoing is conditioned upon his execution of a general release of claims, which becomes irrevocable, for the benefit of the Trust.
Agreements Regarding Severance with Ms. Clark and Mr. Eickhoff
In April 2018, the Trust entered into an agreement regarding severance with each of Ms. Clark and Mr. Eickhoff, which provides for the following severance benefits if such executive incurs a separation from service by reason of an involuntary termination: (1) payment of any accrued but unpaid base salary through the termination date, (2) payment of any accrued but unused paid time off or vacation time, (3) a cash lump sum payment equal to such executive's annual base salary plus such executive's annual bonus prorated for the portion of the fiscal year during which he or she was employed by the Trust based on the average annual bonus payment to such executive for the two most recently completed fiscal years, (4) reimbursement for COBRA payments for a period of up to eighteen months and (5) immediate vesting of any restricted shares or stock options, if any, remaining unvested on the termination date. Such executive's right to receive the foregoing is conditioned upon his or her execution of a general release of claims, which becomes irrevocable, for the benefit of the Trust.
Dennis Gershenson’s Employment Agreement
In connection with the Board’s efforts to promote an orderly transition of leadership of the Trust, the Compensation Committee notified Mr. Gershenson in March 2017 that the Trust elected not to renew his employment agreement dated August 1, 2007 for an additional one year term and, in April 2017, the Trust and Mr. Gershenson entered into a new employment agreement.
The employment agreement provided for a term beginning as of April 1, 2017 and expiring December 31, 2020. Under the employment agreement, Mr. Gershenson served as the Trust’s chief executive officer and chairman. Mr. Gershenson was paid his annual base salary of $731,300, was entitled to receive an annual award under the Trust’s short-term incentive plan with a target value equal to 125% of his base salary and received one-time grants of 5,000 restricted shares of common stock of the Trust on the date of the employment agreement and 100,000 restricted shares of common stock of the Trust on January 2, 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust. Mr. Gershenson is not eligible to receive performance awards under the Trust’s long term incentive plan following the awards granted to him in 2015 (for the 2015-2017 years), 2016 (for the 2016-2018 years) and 2017 (for the 2017-2019 years). In the event of the termination of Mr. Gershenson’s employment for Good Reason or by the Trust not for Cause, whether or not following a change in control, Mr. Gershenson was entitled to receive his base salary and target short term incentive award for the shorter of 36 months or the period through December 31, 2020. The agreement also provides for a two year noncompetition covenant following the termination of Mr. Gershenson’s employment.
As used in Mr. Gershenson’s employment agreement, “Cause” meant termination of Mr. Gershenson’s employment upon (i) Mr. Gershenson’s conviction of a felony or misdemeanor involving moral turpitude, (ii) embezzlement, misappropriation of Trust property or other acts of dishonesty or fraud, (iii) material willful breach of duties of good faith or loyalty to the Trust, (iv) willful neglect of significant job responsibilities or misconduct, (v) material willful breach of the employment agreement or (vi) repeated willful failure or refusal, after written notice, to follow any lawful directions from the Board and, in the case of items (iii) through (v), that is not cured within 30 days of notice.

As used in Mr. Gershenson’s employment agreement, “Good Reason” meant the occurrence of any of the following, without Mr. Gershenson’s consent: (i) the failure of the Board to appoint Mr. Gershenson to an executive position, (ii) any reduction in Mr. Gershenson’s base salary or his target 125%-of-base salary short term incentive plan award opportunity, (iii) a material change in the geographic location at which Mr. Gershenson must perform the services related to his position, or (iv) any other action or inaction that constitutes a material breach by the Trust of the employment agreement or any other material agreement to which
Mr. Gershenson and the Trust are party, provided, in each case, Mr. Gershenson provides the Trust with written notice of the condition giving rise to Good Reason within 90 days of its occurrence, the Trust fails to correct such condition within 30 days of its receipt of notice and Mr. Hendrickson actually terminates his employment within 6 months following the occurrence of such condition.
The employment agreement also provides for confidentiality and non-compete and non-solicitation provisions, the latter for two years after termination of employment.
Mr. Gershenson's employment with the Trust ended effective July 1, 2018, and Mr. Gershenson is entitled to the benefits under his employment agreement described above in connection with a termination by the Trust not for Cause. In June 2018, Mr. Gershenson's performance based cash and restricted share unit awards under the Trust's LTIP for the 2016-2018 and 2017-2019 performance periods were amended so that Mr. Gershenson is entitled to receive the cash payment or Shares, to the extent earned, even if Mr. Gershenson is not employed by the Trust on the date such awards are earned.
Geoffrey Bedrosian's Employment Agreement
Effective December 17, 2015, the Trust entered into an employment agreement with Mr. Bedrosian, the Trust’s Chief Financial Officer, Executive Vice President and Secretary. The employment agreement provided for an annual base salary of at least $450,000 (with adjustments to be considered annually by the Committee, and no decrease from the prior base salary or initial base salary unless applicable to the Trust’s executive officers generally), participation in the annual bonus plan, participation in long-term incentive plan, a grant of 37,621 restricted shares (which vests over three years), various relocation costs and other fringe benefits and perquisites as are generally made available to the Trust’s executives.
Pursuant to the employment agreement, if Mr. Bedrosian's employment terminated due to death or permanent disability, Mr. Bedrosian (or his legal representative or beneficiary) would have received the accrued and unpaid portion of base salary, any earned but not yet paid incentive awards for already completed years or award cycles, plus one year’s base salary. In addition, any unvested equity awards will immediately vest. Further, any COBRA health benefits will be reimbursed for up to eighteen months.
Pursuant to the employment agreement, if Mr. Bedrosian's employment terminated for cause, Mr. Bedrosian would receive the accrued and unpaid portion of his base salary.
If Mr. Bedrosian's employment terminated without cause or if he terminates such employment for good reason (assuming the change of control provisions below do not apply), Mr. Bedrosian would receive the accrued and unpaid portion of base salary, any earned but not yet paid incentive awards for already completed years or award cycles, a pro rata portion of the annual bonus (to the extent earned, and calculated based on the average award for the prior two years), plus one and one-half times his annual base salary and annual bonus (calculated based on the average award for the prior two years for which bonus determinations have already been communicated, or if such termination occurs prior to two award cycles having occurred, based on the target award of seventy-five percent of annual base salary). In addition, any unvested equity awards would immediate vest. Further, any COBRA health benefits would be reimbursed for up to eighteen months.
If Mr. Bedrosian’s employment terminated without cause (other than due to death or permanent disability) or he terminated such employment for good reason, in each case within 12 months after a change of control, Mr. Bedrosian would receive the accrued and unpaid portion of base salary, any earned but not yet paid incentive awards for already completed years or award cycles, a pro rata portion of the annual bonus (to the extent earned, and calculated based on the average award for the prior two years), and two times the sum of (i) his annual base salary and (ii) annual target bonus (each for the calendar year in which the terminate occurs). In addition, any unvested equity awards would immediately vest. Further, any COBRA health benefits will be reimbursed for up to eighteen months.
If Mr. Bedrosian's employment terminated at the end of the initial term or extension term because the Trust elected not to renew his employment agreement, Mr. Bedrosian would receive the accrued and unpaid portion of base salary, any earned but not yet paid incentive awards for already completed years or award cycles, plus 12 months base salary. In addition, any unvested equity awards will immediate vest.
As used in Mr. Bedrosian's employment agreement, “Cause” meant termination of Mr. Bedrosian's employment upon (i) his conviction of a felony or crime involving moral turpitude, (ii) embezzlement, (iii) misappropriation of Trust property, (iv) his neglect of significant job responsibilities, (v) a material breach of his employment agreement or (vi) his repeated failure to follow specific directions from the Trust’s Chief Executive Officer or Board and, in the case of items (i) through (v), which is not cured within 30 days of notice.
As used in Mr. Bedrosian’s employment agreement, “Good Reason” meant the occurrence of any of the following, without Mr.  Bedrosian’s prior written consent: (i) any material diminution of his duties, responsibilities or authority, or those of the Chief Executive Officer , (ii) a material diminution in the budget over which he retains authority, (iii) a material change in his base salary or target incentive awards, (iv) a material diminution in the budget over which he maintains authority, (v) any material breach by the Trust of its make-whole and other initial award obligations under his employment agreement, (vi) any other action or inaction that constitutes a material breach by the Trust under any agreement under which he provides services to the Trust or (vii) any material change in the geographic location at which he must perform the services related to his position, provided, in each case, Mr.  Bedrosian provided the Trust with written notice of the condition giving rise to Good Reason within 90 days of its occurrence, the Trust fails to correct such condition within 30 days of its receipt of notice and Mr. Bedrosian actually terminates his employment within 12 months following the occurrence of such condition.
The employment agreement also provides for confidentiality and nonsolicitation provisions, the latter for one year after termination of employment.
Mr. Bedrosian resigned from the Trust effective April 20, 2018. In connection with his departure, his unvested or unearned service-based restricted shares and performance-based restricted share units were forfeited, and he was not entitled to receive any severance benefits.
John Hendrickson's Employment Agreement
Mr. Hendrickson’s employment agreement, as amended in January 2018, provided for an annual base salary of at least $463,500, Mr. Hendrickson’s current annual base salary, and for participation in the Trust’s annual bonus plan and in the Trust’s long-term incentive plan in a manner consistent with the way in which Mr. Hendrickson has previously participated in such plans.
Pursuant to the employment agreement, if Mr. Hendrickson's employment terminated due to death or permanent disability, Mr. Hendrickson (or his legal representative or beneficiary) would have received the accrued and unpaid portion of base salary plus one year’s base salary. In addition, any unvested equity awards will immediately vest. Further, any COBRA health benefits would be reimbursed for up to eighteen months. If Mr. Hendrickson's employment terminated for cause, Mr. Hendrickson would have received the accrued and unpaid portion of his base salary. If Mr. Hendrickson's employment terminated without cause, if Mr. Hendrickson terminated his employment for good reason (assuming the change of control provisions below do not apply), or if Mr. Hendrickson did not remain employed by the Trust following the expiration of the term of the agreement in July 2018 with an employment agreement containing similar termination benefits, Mr. Hendrickson was entitled to receive the accrued and unpaid portion of base salary, a pro rata portion of the annual bonus (to the extent earned, and calculated based on the average award for the prior two years), plus 12 months base salary. In addition, any unvested equity awards would immediately vest. Further, any COBRA health benefits would be reimbursed for up to eighteen months.
Pursuant to the employment agreement, if Mr. Hendrickson’s employment terminated without cause (other than due to death or permanent disability) or he terminated such employment for good reason, in each case within 12 months after a change of control, Mr. Hendrickson was entitled to receive the accrued and unpaid portion of base salary and two times the sum of (i) his annual base compensation and (ii) his target annual bonus (each for the calendar year in which the termination occurs), provided that in no event shall such amount plus all other applicable compensation amounts exceed the product of 2.99 times the “base amount”, as defined by Section 280G of the IRC. In addition, any unvested equity awards will immediately vest. Further, any COBRA health benefits will be reimbursed for up to eighteen months.
As used in the employment agreement, “Cause” meant termination of Mr. Hendrickson's employment upon (i) his conviction of a felony or crime involving moral turpitude, (ii) embezzlement, (iii) misappropriation of Trust property, (iv) his neglect of significant job responsibilities, (v) a material breach of his employment agreement or (vi) his repeated failure to follow specific directions from the Trust’s Chief Executive Officer or Board and, in the case of items (i) through (v), which is not cured within 30 days of notice.
As used in the employment agreement, “Good Reason” meant the occurrence of any of the following, without Mr. Hendrickson’s consent: (i) any material diminution of his duties, responsibilities or authority, (ii) the passage of 30 days following either (x) Mr. Hendrickson’s withdrawal in writing from consideration to become Chief Executive Officer; or (y) the public announcement of the employment of a new Chief Executive Officer (other than Mr. Hendrickson), (iii) a material diminution in the budget over which he retains authority, (iii) any other action or inaction that constitutes a material breach by the Trust under the employment agreement or any other material agreement to which he and the Trust are party or (iv) a material change in the geographic location at which he must perform the services related to his position, provided, in each case, Mr. Hendrickson’s provides the Trust with written notice of the condition giving rise to Good Reason within 90 days of its occurrence, the Trust fails to correct such condition (other than the condition described in (ii), above) within 30 days of its receipt of notice and Mr. Hendrickson actually terminates his employment within 12 months following the occurrence of such condition.
The employment agreement also provides for confidentiality and non-solicitation provisions, the latter for one year after termination of employment.
Mr. Hendrickson resigned from the Trust effective April 12, 2018 and received the benefits under his employment agreement described above that he was entitled to receive if Mr. Hendrickson did not remain employed by the Trust following the expiration of the term of the agreement in July 2018 with an employment agreement containing similar termination benefits.
Severance Agreement with Mr. Eickhoff
In connection with his separation from the Trust, in August 2018, the Trust entered into a severance agreement, waiver and release with Mr. Eickhoff. Mr. Eickhoff received the following: a one-time, lump sum severance payment of $462,200, a one-time, lump sum payment of $14,630 for accrued paid time off, a lump-sum payment of $33,750 for continued health insurance coverage, a lump sum cash payment of $18,523 for the balance of the LTIP cash award for the 2015-2017 performance period and accelerated vesting of 22,708 restricted shares. Mr. Eickhoff was required to deliver a release of claims to receive such severance and his entitlement to payment was subject to his continued compliance with nondisclosure of confidential information and nondisparagement provisions.

Tax and Accounting Considerations
Deductibility of Executive Compensation
The Committee has reviewed the Trust’s compensation policies in light of Section 162(m) of the IRC, which generally limits deductions by a publicly-held corporation for compensation paid to certain executive officers to $1,000,000 per annum. That deduction limitation was subject to a specified exception for certain performance-based compensation, but that exception was generally repealed effective for taxable years after December 31, 2017. As long as the Trust continues to qualify as a real estate investment trust under the IRC, the payment of any non-deductible compensation should not have a material adverse impact on the Trust due to the way in which the income of real estate investment trusts is taxed. The Committee is currently considering the impact of the Tax Cuts and Jobs Act, particularly the elimination of the performance-based exemption, on its compensation programs and policies and intends to continue to review the application of Section 162(m) with respect to any future compensation arrangements considered by the Trust.
Nonqualified Deferred Compensation
Section 409A of the IRC provides that, unless certain conditions are satisfied, amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested, and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement. In December 2008, the Trust revised certain of its compensation agreements to ensure that the Trust’s employment, severance and deferred compensation arrangements either comply with, or are exempt from, the requirements of Section 409A to allow for deferral without accelerated taxation, penalties or interest.
Change of Control Payments
Section 280G of the IRC disallows a company’s tax deduction for “excess parachute payments,” generally defined as payments to specified persons that are contingent upon a change of control in an amount equal to or greater than three times the person’s base amount (the five-year average of Form W-2 compensation). Additionally, IRC Section 4999 imposes a 20% excise tax on any person who receives such excess parachute payments.
The Trust’s share-based plans entitle participants to payments in connection with a change of control that may result in excess parachute payments. Further, the employment agreements of Messrs. Harper and Fitzmaurice, the offer letter of Mr. Collier and the Change of Control Policy for the benefit of executive officers, entitle such persons to payments upon termination of his or her employment following a change of control that may constitute excess parachute payments.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis (CD&A) in this proxy statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Trust’s annual report on Form 10-K for the year ended December 31, 2018 and the proxy statement for the 2019 annual meeting of shareholders.

The Compensation Committee

Arthur Goldberg (Chairman)
Stephen R. Blank
Joel M. Pashcow
Laurie M. Shahon
Andrea M. Weiss

NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by the named executive officers in 2018, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Brian L. Harper(5)	2018	377,885	1,011,000	6,517,047	—	141,819	8,047,751
President and CEO
Michael Fitzmaurice(6)	2018	225,000	426,000	614,215	—	137,061	1,402,276
Executive VP and CFO
Timothy Collier(7)	2018	146,154	136,850	439,351	—	2,123	724,478
Executive VP—Leasing
Catherine Clark	2018	335,002	184,000	233,734	—	3,000	755,736
Executive VP—Transactions	2017	331,191	165,000	202,517	—	3,000	701,708
	2016	312,852	165,000	225,798	—	3,000	706,650
Raymond Merk(8)	2018	250,000	200,000	97,790	—	20,491	568,281
Senior VP and Chief Accounting Officer
Dennis Gershenson(9)	2018	393,777	—	1,479,000	276,900	4,212,572	6,362,249
Former President and CEO	2017	727,204	—	1,602,342	995,972	9,730	3,335,248
	2016	703,269	—	1,763,406	979,800	9,730	3,456,205
Geoffrey Bedrosian(10)	2018	160,442	—	503,604	—	42,688	706,734
Former Executive VP, CFO and Secretary	2017	460,904	—	466,995	298,262	56,093	1,282,254
	2016	450,000	—	537,330	372,600	60,477	1,420,407
John Hendrickson(11)	2018	149,746	—	503,604	—	591,915	1,245,265
Former Executive VP and COO	2017	460,904	—	466,995	298,262	3,000	1,229,161
	2016	440,385	—	537,330	372,600	3,000	1,353,315
Edward A. Eickhoff(12)	2018	188,739	—	198,701	—	529,103	916,543
Former Senior VP—	2017	303,089	117,000	184,252	—	3,000	607,341
Development	2016	294,261	120,000	212,003	—	3,000	629,264

(1)	The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures).

The awards in the Stock Awards column for 2018, 2017 and 2016 relate to service-based restricted shares and performance-based restricted share units granted in 2018, 2017 and 2016, respectively, under the 2012 Omnibus Long-Term Incentive Plan or, for Messrs. Harper, Fitzmaurice and Collier, the Inducement Incentive Plan. For Ms. Clark, also includes a one-time grant of 1,250 restricted shares.

The 2018 amount reported for Mr. Gershenson includes the grant date fair value of the 100,000 restricted Shares issued to Mr. Gershenson on January 2, 2018 under the amended and restated employment agreement between the Trust and Mr. Gershenson entered into in April 2017, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust.

The amounts reported reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The grant date fair value of each share of service-based restricted shares granted is calculated as the closing price of the Shares as of the grant date. The grant date fair value of the performance-based restricted share units are based on the probable outcome of the performance conditions on the grant date for financial statement reporting purposes under FASB ASC Topic 718 and consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated or actual forfeitures. The assumptions used in determining the listed valuations include the period of time in the performance cycle, risk free rate, beginning TSR share price and volatility.

(2)	Unless otherwise noted, the amounts consist of payments earned under the annual incentive plan for such year.

(3)
For Mr. Gershenson for 2017, consists of (i) a payment of $784,319 under the 2017 Executive Incentive Plan and (ii) a payment of $211,653 in connection with the 2015-2017 performance-based cash award for Mr. Gershenson under the long-term incentive program (representing 87.1% of target), which was approved by the Compensation Committee on February 27, 2018 and paid to Mr. Gershenson on March 5, 2018. For Mr. Gershenson for 2018, consists of a payment of $276,900 in connection with the 2016-2018 performance-based cash award under the long-term incentive program (representing 100% of target), which was approved by the Compensation Committee in February 2019 and paid to Mr. Gershenson on March 1, 2019.

(4)
For 2018, the following named executive officers received payments and/or benefits included under "All Other Compensation" (other than severance payments to certain named executive officers, which are described in footnotes (9), (11) and (12) below):

a.	Mr. Harper - Housing, travel costs and legal expenses of $138,819 and $3,000 in 401(k) plan company match;

b.	Mr. Fitzmaurice - Housing and travel costs of $134,061 and $3,000 in 401(k) plan company match;

c.	Mr. Bedrosian - Housing and travel costs of $18,962 and accrued paid time off of $23,726;

d.	Mr. Collier - $2,123 in 401(k) plan company match;

e.	Ms. Clark - $3,000 in 401(k) plan company match; and

f.	Mr. Merk - Housing reimbursement and $3,000 in 401(k) plan company match.

(5)
Amounts reported reflect that Mr. Harper's employment with the Trust commenced June 15, 2018. "Bonus" for 2018 includes Mr. Harper's prorated target STIP award for 2018 and a cash starting bonus of $500,000. See "Narrative Discussion of Summary Compensation Table - Chief Executive Officer Compensation."

(6)
Amounts reported reflect that Mr. Fitzmaurice's employment with the Trust commenced June 18, 2018. "Bonus" for 2018 includes Mr. Fitzmaurice's prorated target STIP award for 2018, discretionary increase and a cash starting bonus of $170,000.

(7)	Amounts reported reflect that Mr. Collier's employment with the Trust commenced August 6, 2018.

(8)	"Bonus" for 2018 includes Mr. Merk's annual discretionary bonus and a $50,000 one-time, special bonus.

(9)
Amounts reported reflect that Mr. Gershenson ceased to be employed by the Trust effective July 1, 2018. "All Other Compensation" for 2018 also includes the following amounts paid or accrued to Mr. Gershenson in connection with his separation from the Trust: (i) $4,113,563 reflecting continuation of base salary and target STIP award for 30 months, (ii) $39,924 for continued health insurance coverage, and (iii) a one-time, lump sum payment of $59,085 for accrued paid time off.

(10)	Amounts reported reflect that Mr. Bedrosian resigned from the Trust effective April 20, 2018.

(11)
Amounts reported reflect that Mr. Hendrickson ceased to be employed by the Trust effective April 12, 2018. "All Other Compensation" for 2018 also includes the following amounts paid or accrued to Mr. Hendrickson in connection with his separation from the Trust: (i) $553,835 reflecting continuation of base salary and prorated STIP award through April 30, 2018 (based on Mr. Hendrickson's average STIP payment for the two most recently completed fiscal years), (ii) a one-time, lump sum payment of $18,378 for accrued paid time off and (iii) $19,702 for continued health insurance coverage.

(12)
Amounts reported reflect that Mr. Eickhoff ceased to be employed by the Trust effective July 30, 2018. "All Other Compensation" for 2018 also includes the following amounts paid or accrued to Mr. Eickhoff in connection with his separation from the Trust: (i) a severance payment of $462,200, (ii) a one-time, lump sum payment of $14,630 for accrued paid time off, (iii) $33,750 for continued health insurance coverage and (iv) a lump sum cash payment of $18,523 for the balance of his LTIP cash award for the 2015-2017 performance period.

Narrative Discussion of Summary Compensation Table
Employment Agreements. See “Compensation Discussion and Analysis—Executive Officer Employment Agreements” for a description of the material terms of the Trust's employment agreements with Messrs. Harper, Gershenson, Fitzmaurice, Bedrosian and Hendrickson, offer letter with Mr. Collier and agreements regarding severance with Ms. Clark and Mr. Eickhoff and a severance agreement entered into with Mr. Eickhoff in connection with his departure from the Trust.
Chief Executive Officer Compensation. As discussed above, Mr. Harper's compensation for 2018 was dictated by his employment agreement, entered into in April 2018 in connection with his hiring. Mr. Harper's employment agreement provides for one-time inducement equity awards during 2018 in addition to annual long-term equity awards beginning in 2019. The value of Mr. Harper's inducement equity awards for 2018 is significantly greater than the expected value of Mr. Harper's annual LTIP grants going forward. Furthermore, 67% of Mr. Harper's equity award and over half of his total compensation for 2018 was in the form of a performance based equity award based on the Trust’s total shareholder return relative to a defined peer group over a period from the grant date through December 31, 2020.
Bonus. Amounts reported for 2018 reflect (i) cash starting bonuses of $500,000 and $170,000 for Messrs. Harper and Fitzmaurice, respectively, (ii) guaranteed bonuses equal to their prorated target bonus amount negotiated in connection with their hiring for Messrs. Harper, Fitzmaurice and Collier, (iv) annual discretionary bonuses for Ms. Clark and Mr. Merk, (v) a one-time special cash bonus of $50,000 to Mr. Merk and (vi) discretionary bonus amounts above guaranteed or target amounts for all named executive officers, except Mr. Harper.
Stock Awards. In 2018, the Committee approved long-term incentive targets of 45% to 125% of base salary for the named executive officers serving as executive officers in February 2018, other than Mr. Gershenson, who was not eligible to receive annual grants under the Trust’s LTIP in 2018 but received a grant of 100,000 restricted shares of common stock of the Trust in 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust. In 2018, Messrs. Harper, Fitzmaurice and Collier were granted initial inducement long-term incentive awards upon commencement of their employment with the Trust under the Trust's Inducement Incentive Plan. In addition to the annual grant under the LTIP, in 2018, Ms. Clark also received an additional 1,250 service-based restricted Shares that vest in three equal installments on March 1, 2019, 2020 and 2021. See "Compensation Discussion and Analysis—2018 Compensation Determinations—Long Term Incentive Compensation" for a description of the Trust's long-term incentive compensation program.
In June 2018, Mr. Gershenson's performance based cash and restricted share unit awards under the Trust's LTIP for the 2016-2018 and 2017-2019 performance periods were amended so that Mr. Gershenson is entitled to receive the cash payment or Shares, as applicable, to the extent earned, even if Mr. Gershenson is not employed by the Trust on the date such awards are earned.
Non-Equity Incentive Plan. All the named executive officers participating in the 2018 STIP separated from the Trust during 2018 and their entitlement to bonus amounts, if any, was determined pursuant to the severance terms of their employment agreements (and included under "All Other Compensation" in the Summary Compensation Table above). The employment agreements of the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, provide that they will participate in the Trust's annual executive incentive plans going forward; however, as noted above, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Accordingly, none of the named executive officers were paid bonuses for 2018 based on the Trust’s performance in accordance with the 2018 STIP.

Grants of Plan-Based Awards in 2018
The following table provides information about plan-based awards granted to the named executive officers in 2018.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Brian L. Harper	06/15/18	—	—	—	185,983	371,966	743,932	176,195	—	—	6,517,047
Michael Fitzmaurice	06/18/18	—	—	—	12,786	25,571	51,142	25,571	—	—	614,215
Timothy Collier	08/06/18	—	—	—	8,595	17,189	34,378	17,189	—	—	439,351
Catherine Clark	03/01/18	—	—	—	5,283	10,566	21,132	10,566	—	—	218,447
	06/04/18	—	—	—	—	—	—	1,250	—	—	15,288
Raymond Merk	03/01/18	—	—	—	2,366	4,731	9,462	4,731	—	—	97,790
Dennis Gershenson	01/02/18	—	—	—	—	—	—	100,000	—	—	1,479,000
	—	457,063	914,125	1,828,250	—	—	—	—	—	—	—
Geoffrey Bedrosian	—	173,813	347,625	695,250	—	—	—	—	—	—	—
	03/01/18	—	—	—	12,182	24,364	48,728	24,364	—	—	503,604
John Hendrickson	—	173,813	347,625	695,250	—	—	—	—	—	—	—
	03/01/18	—	—	—	12,182	24,364	48,728	24,364	—	—	503,604
Edward Eickhoff	03/01/18	—	—	—	4,807	9,613	19,226	9,613	—	—	198,701

(1)
Amounts in these columns relate to the 2018 Executive Incentive Plan assuming all financial metrics are met at the respective level with no impact on payouts from the ratio of net debt to annualized pro forma adjusted EBITDA.

(2)
All awards in this column relate to shares of performance-based restricted shares under the Inducement Incentive Plan for Messrs. Harper, Fitzmaurice and Collier and under the 2012 Omnibus Long-Term Incentive Plan for all other named executive officers.

(3)
All awards in this column relate to shares of service-based restricted shares under the Inducement Incentive Plan for Messrs. Harper, Fitzmaurice and Collier and under the 2012 Omnibus Long-Term Incentive Plan for all other named executive officers.

(4)
The amounts reported reflect the fair value computed in accordance with FASB ASC Topic 718 for the service-based restricted shares and performance-based restricted share units awarded in 2018 under the 2012 Omnibus Long-Term Incentive Plan or the Inducement Incentive Plan.

Narrative Discussion of Grants of Plan-Based Awards in 2018 Table
Non-Equity Incentive Plan. The 2018 STIP was based on the achievement of specific corporate objectives. The target annual bonus for Mr. Gershenson was 125% of base salary and for each of Messrs. Bedrosian and Hendrickson was 75% of base salary. All the named executive officers participating in the 2018 STIP separated from the Trust during 2018 and their entitlement to bonus amounts, if any, was determined pursuant to the severance terms of their employment agreements. The employment agreements of the Trust's current Chief Executive Officer and Chief Financial Officer, Messrs. Harper and Fitzmaurice, provide that they will participate in the Trust's annual executive incentive plans going forward; however, as noted above, for 2018, such officers were entitled to receive guaranteed bonuses equal to their prorated target bonus amount, negotiated in connection with their hiring. Accordingly, none of the named executive officers were paid bonuses for 2018 based on the Trust’s performance in accordance with the 2018 STIP. See "Compensation Discussion and Analysis—2018 Compensation Determinations—Annual Bonus—2018 Short Term Incentive Plan" for a description of the 2018 STIP.
Long-Term Incentive Plan. In 2018, the Committee approved long-term incentive targets of 45% to 125% of base salary for the named executive officers serving as executive officers in February 2018, other than Mr. Gershenson, who was not eligible to receive annual awards under the Trust’s LTIP in 2018 but received a grant of 100,000 restricted Shares in 2018, which vested in full on July 1, 2018, when Mr. Gershenson ceased to be employed by the Trust. In 2018, Messrs. Harper, Fitzmaurice and Collier were granted initial inducement long-term incentive awards upon commencement of their employment with the Trust under the Trust's

Inducement Incentive Plan. In addition to the annual grant under the LTIP, in 2018, Ms. Clark also received an additional grant of 1,250 service-based restricted shares that vest in three equal installments on March 1, 2019, 2020 and 2021. See "2018 Compensation Determinations—Long Term Incentive Compensation" for a description of the Trust's long-term incentive compensation program, including the material terms of the 2018 awards under the LTIP.

Outstanding Equity Awards at December 31, 2018

The following table provides information on the holdings of stock awards by the named executive officers as of December 31, 2018.

			Stock Awards
Name	Grant Date/ Performance Period		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Brian L. Harper	6/15/18	(2)	176,195	2,105,530	—	—
	6/15/18-12/31/20	(3)	—	—	371,966	4,444,994
Michael Fitzmaurice	6/18/18	(2)	25,571	305,573	—	—
	6/18/18-12/31/20	(3)	—	—	25,571	305,573
Timothy Collier	8/6/18	(2)	17,189	205,409	—	—
	8/6/18-12/31/20	(3)	—	—	17,189	205,409
Catherine Clark	6/4/18	(7)	1,250	14,938	—	—
	3/1/18	(8)	10,566	126,264	—	—
	12/31/17-12/31/20	(3)	—	—	10,566	126,264
	3/6/17	(8)	6,824	81,547	—	—
	12/31/16-12/31/19	(3)	—	—	8,534	101,981
	3/1/16	(8)	4,146	49,545	—	—
	12/31/15-12/31/18	(5)	11,230	134,199	—	—
	3/1/15	(8)	2,428	29,015	—	—
	12/31/14-12/31/17	(6)	2,291	27,377	—	—
	3/1/14	(8)	1,319	15,762	—	—
Raymond Merk	3/1/18	(8)	4,731	56,535	—	—
	12/31/17-12/31/20	(3)	—	—	4,731	56,535
	3/20/17	(8)	3,240	38,718	—	—
	3/20/17-12/31/19	(3)	—	—	4,052	48,421
Dennis Gershenson	12/31/16-12/31/19	(4)	—	—	64,584	771,779
	12/31/15-12/31/18	(5)	87,711	1,048,146	—	—
	12/31/14-12/31/17	(6)	16,332	195,167	—	—
Geoff Bedrosian(9)	—		—	—	—	—
John Hendrickson(10)	—		—	—	—	—
Edward A. Eickhoff(11)	—		—	—	—	—

(1)	Based upon the $11.95 closing price of the Shares on the NYSE on December 31, 2018, the last business day of the fiscal year.

(2)	Restricted Shares vesting one-third per year, beginning on the first anniversary of the grant date.

(3)	Performance-based restricted share units are listed at Target. Performance-based restricted share units will vest in common stock at the end of the performance period.

(4)
Performance-based restricted share units are listed at Target. 48,438 units will be paid in cash and 16,146 units will vest in common stock at the end of the performance period. In June 2018, Mr. Gershenson's performance based cash and restricted share unit awards under the Trust's LTIP for the 2016-2018 and 2017-2019 performance periods were amended so that Mr. Gershenson is entitled to receive the cash payment or Shares, to the extent earned, even if Mr. Gershenson is not employed by the Trust on the date such awards are earned.

(5)
The 2016-2018 performance period was achieved and the actual payout was 162.5% of target (the payout was calculated by our consultant, Meridian). 50% of the award will vest and settle in cash on March 1, 2019. The other 50% will vest and be settled in cash on March 1, 2020. In June 2018, Mr. Gershenson's performance based cash and restricted share unit awards under the Trust's LTIP for the 2016-2018 and 2017-2019 performance periods were amended so that Mr. Gershenson is entitled to receive the cash payment or Shares, as applicable, to the extent earned, even if Mr. Gershenson is not employed by the Trust on the date such awards are earned.

(6)
The 2015-2017 performance period was achieved and the actual payout was 75.49% of target (the payout was calculated by our consultant, Meridian). 50% of the award vested and settled in cash on March 1, 2018. The other 50% will vest and be settled in cash on March 1, 2019.

(7)	Restricted shares vesting in 3 equal installments on March 1, 2019, March 1, 2020 and March 1, 2021.

(8)	Restricted shares vesting one-fifth per year, beginning on the first anniversary of the grant date.

(9)	Mr. Bedrosian resigned from the Trust effective April 20, 2018 and his unvested or unearned service-based restricted shares and performance-based restricted share units were forfeited.

(10)	Mr. Hendrickson ceased to be employed by the Trust effective April 12, 2018 and, pursuant to his employment agreement, his unvested restricted shares immediately vested.

(11)	Mr. Eickhoff ceased to be employed by the Trust effective July 30, 2018 and, pursuant to his severance agreement, his unvested restricted shares immediately vested.

Option Exercises and Stock Vested in 2018
The following table provides information on restricted share awards that vested in 2018. No options were exercised in 2018.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Brian L. Harper	—	—
Michael Fitzmaurice	—	—
Timothy Collier	—	—
Catherine Clark	6,965	83,190
Raymond Merk	812	9,647
Dennis Gershenson	234,530	2,953,248
Geoffrey Bedrosian	19,109	244,749
John Hendrickson	71,579	878,123
Edward A. Eickhoff	28,364	381,644

(1)	The Shares vested in the following amounts on the following dates in 2018:

	January 31	March 1	March 6	March 20	April 12	June 15	August 27
Brian L. Harper	—	—	—	—	—	—	—
Michael Fitzmaurice	—	—	—	—	—	—	—
Timothy Collier	—	—	—	—	—	—	—
Catherine Clark	—	5,255	1,710	—	—	—	—
Raymond Merk	—	—	—	812	—	—	—
Dennis Gershenson	—	24,239	12,920	—	—	197,371	—
Geoffrey Bedrosian	12,539	2,631	3,939	—	—	—	—
John Hendrickson	—	5,302	3,939	—	62,338	—	—
Edward A. Eickhoff	—	4,100	1,556	—	—	—	22,708

(2)
The value realized is based upon the number of Shares received on the vesting date multiplied by the closing price of the Shares on the NYSE on the vesting date. The closing price of the Shares on the NYSE on each vesting date is as follows:

Vesting Date	Closing Price
1/31/2018	$13.22
3/1/2018	$11.89
3/6/2018	$12.11
3/20/2018	$11.88
4/12/2018	$12.31
6/15/2018	$12.71
8/27/2018	$13.83

Nonqualified Deferred Compensation in 2018
Deferred Compensation Plan
Under the Trust's Deferred Compensation Plan for Officers (the “Officer Deferred Compensation Plan”), an officer can elect to defer restricted shares which may be granted during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred compensation agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. Restricted shares deferred will be credited to a stock account in the name of the applicable officer. Shares in the stock account will receive distributions, which at the officer’s election will either be paid in cash or will be reinvested in shares. An officer can modify or revoke his or her existing deferral election only on a prospective basis, and only for restricted shares to be granted in a subsequent calendar year, and only if the officer executes a new deferred compensation agreement or revokes his or her existing deferred compensation agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The officer must elect the end of the deferral period at the time of such election and, except for a few circumstances, no officer shall have any right to make any early withdrawals from the officer’s deferred compensation accounts. None of the named executive officers elected to defer their restricted share grants in 2018 or have entered into any deferral arrangements with the Trust.

Potential Payments Upon Termination or Change-in-Control
The following section describes potential payments and benefits to the named executive officers under the Trust’s compensation and benefit plans and arrangements upon termination of employment or a change of control of the Trust and the actual payments and benefits that our former executive officers became entitled to receive thereunder in connection with their separation from the Trust in 2018.
Messrs. Gershenson, Hendrickson, and Bedrosian had and Messrs. Harper and Fitzmaurice have employment agreements with the Trust and Mr. Collier has an offer letter with the Trust. In 2018, the Trust entered into agreements regarding severance with Ms. Clark and Mr. Eickhoff and entered into a severance agreement, waiver and release with Mr. Eickhoff in connection with his separation from the Trust. See “Compensation Discussion and Analysis—Executive Officer Employment Agreements” for a description of such agreements including the potential payments and benefits thereunder to such named executive officers upon termination of employment or a change of control of the Trust and the actual payments and benefits that our former executive officers became entitled to receive thereunder in connection with their separation from the Trust in 2018. The Trust also has a Change of Control Policy in effect for the other executive officers, and certain of the Trust’s benefit plans and arrangements contain provisions regarding acceleration of vesting and payment upon specified termination events. See “—Trust Share-Based Plans” and “—Change of Control Policy” below. In addition, the Trust may authorize discretionary severance payments to its named executive officers upon termination.
Trust Share-Based Plans
2012 Omnibus Long-Term Incentive Plan and Inducement Incentive Plan. The Committee generally has the authority to accelerate the vesting of any awards at any time.
Upon a termination for cause, the options will be forfeited. Unless the Compensation Committee provides otherwise, upon a termination other than due to death, disability, or a change in control, all unvested options will be forfeited and all vested options will terminate the earlier of three months after the termination date or the option expiration date, except that upon retirement all vested options will expire upon their normal expiration date. Unless the Compensation Committee provides otherwise, upon a termination due to death or disability or within one year following a change in control upon a termination without cause or a termination with good reason, the options will fully vest and expire upon their normal expiration date with respect to terminations due to death or disability.
Unless the Compensation Committee provides otherwise, upon a termination other than due to death, disability, or a change in control, all unvested restricted Shares (whether performance-based or service-based) will be forfeited. Unless the Compensation Committee provides otherwise, upon a termination due to death, disability, retirement or within one year following a change in control upon a termination without cause or a termination with good reason, the restricted Shares or share units (whether performance-based or service-based) will fully vest, except that for unearned performance shares that vest upon death or disability, such shares will be settled at the end of the applicable performance period based on achievement of performance goals. Generally, the Trust’s award agreements provide that all restricted Shares or share units will be forfeited upon any termination, except the Committee may waive such forfeiture (unless not permitted by the plan), in its sole discretion.
In the event of a change in control as defined in the 2012 Omnibus Long-Term Incentive Plan and the Inducement Incentive Plan, in the event outstanding awards are not assumed or substituted by the successor/acquirer company, such outstanding awards will vest with performance awards vesting at target levels. In the event outstanding awards are assumed or substituted by the successor/acquirer company, in the event of a termination without cause or termination with good reason within one year following such change in control, such outstanding awards will vest.
Change of Control Policy
The Trust maintains a Change of Control Policy for the benefit of the executive officers of the Trust except the executive officers with employment agreements, which agreements govern. The policy provides for payments of specified amounts if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control. The policy contains a double trigger. First, the person’s employment must be terminated (a) by the Trust other than for cause or upon such person’s death or permanent disability or (b) by the person for good reason. Secondly, such termination must occur within one year following a change of control; provided, however, if a person’s employment or status as an officer with the Trust or any subsidiary is terminated within six months prior to the date on which a change of control occurs and such termination was not for cause or voluntary by such person, then the change of control date will be the date immediately prior to the date of such termination.
If the double trigger is satisfied, the person will receive 2.0 times the sum of the person's base compensation and target bonus for the year in which the termination occurs no later than the 30th day following the termination date.

The policy does not contain a tax gross-up benefit. Further, the amount received under the policy will be reduced to the extent a person receives other severance or separation payments from the Trust (excluding the vesting of any options, shares or rights under any incentive plan of the Trust).
Change of Control/Severance Payment Table as of December 31, 2018
The following table estimates the potential payments and benefits to the named executive officers (except Messrs. Gershenson, Bedrosian, Hendrickson and Eickhoff) upon termination of employment or a change of control, assuming such event occurs on December 31, 2018. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs. Moreover, such named executive officers may receive additional payments or benefits resulting from a change in control that are not included in the following table. For Messrs. Gershenson, Bedrosian, Hendrickson, and Eickhoff, the table sets forth the actual payments and benefits received in connection with such officer's departure.
Items Not Reflected in Table. Items not reflected in the table set forth below include but are not limited to:

•	Accrued salary, bonus and vacation.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits provided to all salaried employees having substantially the same value.

•	Amounts outstanding under the Trust’s 401(k) plan.
Change of Control Payments — IRC Section 280G valuation. IRC Section 280G imposes tax sanctions for payments made by the Trust that are contingent upon a change of control and equal to or greater than three times an executive’s most recent five-year average annual taxable compensation (referred to as the “base amount”). If tax sanctions apply, payments that are treated as contingent upon a change in control, to the extent they exceed an allocable portion of the base amount, become subject to a 20% excise tax (payable by the executive) and are ineligible for a tax deduction by the Trust. Key assumptions in this analysis include:

•	A change of control, termination of employment and all related payments occur on December 31, 2018.

•	Federal and state income tax rates of 37% and 3.9%, respectively, and a social security/Medicare rate of 2.35%.

•
Performance-based restricted share units for performance periods that have not closed prior to the date of the change in control: the 2017-2019 performance period is reflected as paid out at the 100% amount.

•	The value of unvested, non-qualified options equals their value as determined pursuant to the safe harbor method provided for in Revenue Procedure 2003-68.

•	The value of Shares on December 31, 2018 is $11.95, the closing price on such date, as published by the NYSE.

•
The individuals listed in the table below will not receive any payments or benefits considered to be contingent upon the change in control, other than the payments and benefits set forth in the table below.

Other Notes Applicable to Table.

•
The “Acceleration of Share-Based Awards” column in the table assumes the Compensation Committee’s acceleration of long-term incentive compensation, including share-based awards, for terminations specifically referenced in the table. The amounts set forth therein represent the intrinsic value of such acceleration, which is $11.95, which represents the closing price on the NYSE on December 31, 2018, for each unvested restricted Share.

•	Life insurance amounts only reflect policies paid for by the Trust (including an additional $1,000,000 of term life insurance paid by the Trust for Mr. Gershenson).

Change of Control and Severance Payments as of December 31, 2018

	Cash Severance ($)		Acceleration of Share- Based Awards ($)		Life Insurance Proceeds ($)	Annual Disability Benefits ($)(1)	Total ($)
Brian L. Harper
Retirement	—		—		—	—	—
Death	2,567,718	(6)	6,550,524	(11)	250,000	27,000	9,395,225
Disability	2,567,718	(6)	6,550,524	(11)	—	45,000	9,163,225
Termination without cause or for good reason	2,567,718	(6)	4,678,935	(12)	—	—	7,246,635
Termination without cause or for good reason (w/i 2 years following change of control)	3,411,468	(7)	4,678,935	(12)	—	—	8,090,384
Michael Fitzmaurice
Retirement	—		—		—	—	—
Death	811,812	(8)	611,146	(11)	250,000	27,000	1,699,939
Disability	811,812	(8)	611,146	(11)	—	45,000	1,467,939
Termination without cause or for good reason	811,812	(8)	611,146		—	—	1,422,950
Termination without cause or for good reason (w/i 2 years following change of control)	1,217,718	(6)	611,146		—	—	1,828,858
Timothy Collier
Retirement	—		—		—	—	—
Death	—		410,817	(11)	250,000	27,000	687,817
Disability	—		410,817	(11)	—	27,000	437,817
Termination without cause or for good reason	684,312	(8)	410,817		—	—	1,095,129
Termination without cause or for good reason following change of control	1,014,312	(6)	410,817		—	—	1,425,129
Catherine Clark
Retirement	—		—		—	—	—
Death	—		706,890	(11)	250,000	27,000	983,890
Disability	—		706,890	(11)	—	108,000	814,890
Termination without cause or for good reason	371,470	(9)	317,069
Termination without cause or for good reason (w/i 1 year following change of control)	938,006	(10)	706,890		—	—	1,644,896
Raymond Merk
Retirement	—		—		—	—	—
Death	—		200,209	(11)	250,000	27,000	477,209
Disability	—		200,209	(11)	—	108,000	308,209
Termination without cause or for good reason (w/i 1 year following change of control)	700,000	(10)	200,209		—	—	900,209
Dennis Gershenson (2)
Termination without cause or for good reason	4,212,572		2,611,595		—	—	6,824,167
Geoffrey Bedrosian (3)
Resignation	—		—		—	—	—
John Hendrickson (4)
Termination without cause or for good reason	591,915		425,774		—	—	1,017,689
Edward A. Eickhoff (5)
Termination without cause or for good reason	529,103		168,671		—	—	697,774

(1)
$27,000 represents the amount paid to a survivor if the employee had been disabled for 180 consecutive days and the employee was eligible to receive the long-term disability payments. $108,000 represents the aggregate of 12 monthly payments of $9,000 payable as a long-term disability benefit (such payments would continue for the length of the disability); if the disability was of a short-term nature, such person may be eligible for wage replacement for 13 weeks with a maximum weekly benefit of $4,154.

(2)
Mr. Gershenson ceased to be employed by the Trust effective on July 1, 2018. Mr. Gershenson received the payments and other benefits disclosed pursuant to the terms of his employment agreement. Following his departure, he was no longer eligible to receive payments in the event of termination after a change in control or death, disability, or retirement.

(3)	Mr. Bedrosian voluntarily resigned from the Trust effective April 20, 2018.

(4)
Mr. Hendrickson ceased to be employed by the Trust effective April 12, 2018. Mr. Hendrickson received the payments and other benefits disclosed pursuant to the terms of his employment agreement. Following his departure, he was no longer eligible to receive payments in the event of termination after a change in control or death, disability, or retirement.

(5)
Mr. Eickhoff ceased to be employed by the Trust effective July 30, 2018. Mr. Eickhoff received the payments and other benefits disclosed pursuant to the terms of his severance agreement. Following his departure, he was no longer eligible to receive payments in the event of termination after a change in control or death, disability, or retirement.

(6)	Represents eighteen months of base salary, target annual bonus, and COBRA health care coverage as of December 31, 2018 for such named executive officer.

(7)	Represents two years of base salary, target annual bonus, and COBRA health care coverage as of December 31, 2018 for such named executive officer.

(8)	Represents one year of base salary, target annual bonus, and COBRA health care coverage as of December 31, 2018 for such named executive officer

(9)	Represents one year of base salary and COBRA health care coverage as of December 31, 2018 for such named executive officer.

(10)	Assumes payment equal to 2.0 times each such named officer's base salary and target bonus for 2018.

(11)
Performance-based restricted share units for the 2017-2019 and the 2018-2020 performance periods will vest upon death or disability, but the payout will occur at the end of the performance period based on actual results. The amounts set forth in the table attributable to performance-based restricted share units for such performance periods assumes payout at 100% of the target level using a share value of $11.95 the closing price on December 31, 2018 as published by the NYSE.

(12)
Represents the sum of (i) the portion of the June 15, 2018 service-based restricted share award equal to $1,250,000 divided by the closing price of such shares on the day prior to grant multiplied by a share value of $11.95, the closing price on December 31, 2018 as published by the NYSE, and (ii) the portion of the June 15, 2018 performance-based grant equal to $3,750,000 divided by the closing price of such shares on the day prior to grant multiplied by a share value of $11.95, the closing price on December 31, 2018 as published by the NYSE.

CHIEF EXECUTIVE OFFICER PAY RATIO

The Trust’s chief executive officer to median employee pay ratio was calculated in accordance with SEC requirements. However, due to the flexibility afforded by Item 402(u) of Regulation S-K in calculating the pay ratio, the ratio presented herein is a reasonable estimate and may not be comparable to the pay ratio presented by other companies.

The Trust identified the median employee by examining 2018 compensation for all employees of the Trust excluding the President and Chief Executive Officer. As permitted by SEC rules, employee compensation for full fiscal 2018 as reported in the Trust’s internal 401(k) reports was used as the compensation measure to identify the Trust’s median employee.  The Trust believes that the use of this compensation measure is reasonable since it includes all cash components of the Trust’s employee compensation: annual base salary, overtime pay, target short-term cash incentive compensation and employer benefit costs.

The employee population used to identify the Trust’s median employee included all employees of the Trust, whether employed on a full-time, part-time, or seasonal basis, as of December 16, 2018. The compensation measure described above was consistently applied to this entire employee population. The Trust did not make any assumptions, adjustments, or estimates with respect to the employee population or the compensation measure and did not annualize the compensation for any employees that were not employed by the Trust for all of 2018. After identifying the median employee based on the compensation measure described above, the Trust calculated annual total compensation for the median employee using the same methodology used for our named executive officers as set forth in the "Summary Compensation Table" herein.

During 2018, Mr. Gershenson served as our Chief Executive Officer until June 2018, at which time Mr. Harper became our Chief Executive Officer and served in such capacity for the remainder of 2018. As permitted by SEC rules, we chose to use the annualized total compensation of Mr. Harper, who served as Chief Executive Officer on the date that we used to select our median employee, to calculate our pay ratio. For the year ended December 31, 2018, Mr. Harper's total compensation, as reported in the Summary Compensation Table, was $8,047,751. To arrive at a value of $8,846,365 as Mr. Harper's annualized total compensation to calculate our pay ratio, we used his base salary and target bonus on an annualized basis ($750,000 and $937,500, respectively) and added such amounts to all other components of his compensation disclosed in the Summary Compensation Table (including stock awards with a grant-date fair value of $6,517,047, a cash starting bonus of $500,000, housing, travel costs and legal expenses of $138,819 and 401(k) plan company matching of $3,000). We did not make any adjustments to the grant-date fair value of his stock awards in 2018 to annualize his compensation since Mr. Harper's target annual LTIP grant starting in 2019 is expected to be less than the initial inducement grants that he received in his first year of employment.

As illustrated in the table below, in 2018, the Trust’s President and Chief Executive Officer’s annual total compensation was 108 times that of the Trust’s median employee.

	President & Chief Executive Officer	Median Employee
2018 Annual Total Compensation	$8,846,365	$81,934
Total Annual Compensation Pay Ratio	108	1

We believe that our pay ratio for 2018 was impacted by our hiring Mr. Harper during the year. Mr. Harper's compensation in 2018 reflects a cash signing bonus and inducement stock awards greater than the expected value of Mr. Harper's annual LTIP grants going forward, which we expect significantly increased Mr. Harper's annualized total compensation for 2018, and, consequently, our pay ratio.

RELATED PERSON TRANSACTIONS
Policies and Procedures
The Trust does not have a formal related person transaction policy in writing, although it has the following customary policies and practices regarding such transactions. Trustees and executive officers are required to complete an annual questionnaire in connection with the Trust’s proxy statement for its annual meeting of shareholders, which includes questions regarding related person transactions. Trustees and executive officers are also required to provide written notice to the Trust’s outside general counsel of any updates to such information.
If a related person transaction is proposed, the Audit Committee and/or non-interested Trustees of the Board review such business transaction to ensure that the Trust’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Trust and its shareholders. When necessary or appropriate, the Trust will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. Interested Trustees will recuse themselves from the approval process by the Board or Audit Committee.
Related Person Transactions in 2018
William Gershenson, Vice President and Managing Director of Western Portfolio of RPT Realty, Inc., is the son of Dennis Gershenson, Trustee and former President and Chief Executive Officer of the Trust. In 2018, William Gershenson was paid $157,721 in base salary and bonus. In addition, upon his termination from the Trust during 2018, he was also paid an additional $187,388, which included (i) severance wages and pro-rata bonus of $156,081 (ii) a one-time, lump sum payment of $8,758 for accrued paid time off and (iii) $22,549 for continued health insurance coverage.

AUDIT COMMITTEE DISCLOSURE
The Audit Committee is responsible for monitoring the integrity of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm.
Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Trust’s internal control over financial reporting. The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s annual consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on the Trust’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on the Trust’s internal control over financial reporting. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Trust’s management and the independent registered public accounting firm.
Pre-Approval Policies and Procedures for Audit and Non-Audit Services
Pursuant to its charter, the Audit Committee must pre-approve the performance of audit and non-audit services. In pre-approving permitted non-audit services, the Audit Committee considers whether the provision of the permitted non-audit services is consistent with applicable law and NYSE policies and with maintaining the independence of the Trust’s independent registered public accounting firm.
Fees of Independent Registered Public Accounting Firm in 2018 and 2017
The following information sets forth the fees for 2018 and 2017 for audit and other services provided by Grant Thornton, our independent registered public accounting firm during such periods. The Audit Committee, based on its review and discussions with management and Grant Thornton, determined that the provision of these services was compatible with maintaining Grant Thornton’s independence. All of such services were approved in conformity with the pre-approval policies and procedures described above.

	2018	2017
Audit Fees (1)	$639,206	$741,529
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$639,206	$741,529

(1) 2017 fees have been revised to reflect actual billings.
Audit Fees. Audit services consist of professional services rendered by Grant Thornton for the audits of the Trust’s annual financial statements and the effectiveness of the Trust’s internal control over financial reporting, review of the financial statements included in the Trust’s quarterly reports on Form 10-Q and annual report on Form 10-K, services associated with SEC registration statements and other documents issued in connection with the Trust’s equity offerings and services that are normally provided by the accountant in connection with these filings and other filings. These amounts include reimbursable expenses of $66,306 and $37,028 in 2018 and 2017, respectively.

REPORT OF THE AUDIT COMMITTEE
In connection with the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and the financial statements to be included therein, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with Grant Thornton, the Trust’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended; and

•
received the written disclosures and letter from Grant Thornton required by the applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence with respect to the Trust.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Trust’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC.

Members of the Audit Committee

David J. Nettina (Chair)
Stephen R. Blank
Richard L. Federico
Arthur H. Goldberg
Laurie M. Shahon

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Although shareholder ratification of the appointment is not required by law and is not binding on the Trust, the Audit Committee will take the appointment of Grant Thornton under advisement if such appointment is not ratified. Grant Thornton has served as the Trust’s independent registered public accounting firm since 2005. The appointment of Grant Thornton has been ratified by the Trust’s shareholders at annual meetings since 2006. See “Audit Committee Disclosure” for a description of fees and other matters related to Grant Thornton’s provision of services to the Trust.
The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representatives will also have an opportunity to make a statement.
The Board recommends that the shareholders vote FOR the ratification of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2019.
Vote Required
The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2019. Abstentions will have no effect on the outcome of the vote.

PROPOSAL 3 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Our Board of Trustees proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2017 annual meeting of shareholders, shareholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board determined that the Trust will hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency. Therefore, the next advisory say-on-pay vote will occur at our 2020 annual meeting of shareholders.
As described in detail under the heading “Compensation Discussion and Analysis,” our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, and ensure alignment of such persons with shareholders. Under this program, our named executive officers are rewarded for their service to the Trust, the achievement of specific performance goals and the realization of increased shareholder value. We believe our executive officer compensation programs also are structured appropriately to support our Trust and business objectives, as well as to support our culture. The Compensation Committee regularly reviews the compensation programs for our named executive officers to ensure the fulfillment of our compensation philosophy and goals.
Please read the “Compensation Discussion and Analysis,” beginning on page 19, and the “Named Executive Officer Compensation Tables”, beginning on page 37, for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in 2018.
We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Trust’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Trust’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Trust, the Compensation Committee or our Board. We value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board recommends that the shareholders vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.
Vote Required
The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

PROPOSAL 4 — APPROVAL OF 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
The Trust currently maintains the 2012 Omnibus Long-Term Incentive Plan (referred to in this Proposal 4 as the “2012 Plan”), which originally became effective on June 6, 2012 and is scheduled to expire on June 6, 2022, and the Inducement Incentive Plan (the “Inducement Plan”), which originally became effective on April 3, 2018. As of March 5, 2019, there was an aggregate of (i) 2,000,000 Shares authorized and reserved for awards pursuant to the 2012 Plan and 622,373 Shares remaining available for issuance thereunder and (ii) 6,000,000 Shares authorized and reserved for awards pursuant to the Inducement Plan and 5,366,319 Shares remaining available for issuance thereunder.
We are asking our shareholders to approve the 2019 Omnibus Long-Term Incentive Plan (the “2019 Plan”) to replace the 2012 Plan under which we grant equity awards. We grant equity incentive awards to motivate our trustees, officers, employees and other service providers of the Trust to achieve long-term financial and strategic goals and to attract and retain our trustees, officers and employees. During 2018, we used the Inducement Plan to grant awards to individuals who were not previously employees or members of the Board of Trustees, as an inducement material to the individual’s entry into employment with the Trust within the meaning of Rule 303A.08 of the NYSE Listing Company Manual. If the 2019 Plan is approved by our shareholders, awards previously granted under the 2012 Plan or the Inducement Plan would remain outstanding pursuant to the terms of such plans. The Trust anticipates that upon approval of the 2019 Plan, all subsequent equity awards would be granted under the 2019 Plan, and no further awards would be made under the 2012 Plan or the Inducement Plan. The remaining Shares authorized and reserved for awards pursuant to the 2012 Plan or the Inducement Plan would not be rolled into the 2019 Plan and would not become available for grant thereunder. As used in this Proposal 4, the phrase the “Trust” includes the Trust and its consolidated subsidiaries.
The 2019 Plan provides for the award to trustees, officers, employees and other service providers of the Trust of restricted shares, restricted share units, options to purchase shares, share appreciation rights, unrestricted shares, and other awards to acquire up to an aggregate of 3,500,000 Shares plus any shares that become available under the 2012 Plan as a result of the forfeiture, expiration or cancellation of outstanding awards or any award settled in cash in lieu of shares. If an award under the 2019 Plan of restricted shares or restricted share units is forfeited or an award of options or other rights granted under the 2019 Plan expires without being exercised, or an award is settled in cash in lieu of share, the shares covered by any such award would again become available for issuance under new awards, however, shares not issued upon net settlement or net exercise of an award, shares delivered to the Trust or withheld to pay the exercise price or withholding tax obligations and shares repurchased on the open market with the proceeds of an option exercise are not available for issuance under new awards.
The Compensation Committee approved the 2019 Plan on March 7, 2019, subject to shareholder approval at the 2019 annual meeting. If our shareholders approve the 2019 Plan, it would become effective as of April 29, 2019 and immediately become available for equity issuances thereunder. If our shareholders do not approve the 2019 Plan, the Trust would be unable to issue equity awards after the expiration of the 2012 Plan or earlier if, as a result of future equity awards, no Shares remain available for issuance under the 2012 Plan prior to such expiration, which could impair our ability to recruit and retain the talent necessary to maintain and grow our business.
Description of the 2019 Plan
A description of the provisions of the 2019 Omnibus Long-Term Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2019 Plan, which is attached as Appendix A to this proxy statement.
Overview.    The purpose of the 2019 Plan is to enhance the ability of the Trust to attract and retain highly qualified trustees, officers, key employees and other persons and to motivate such persons to serve the Trust and to improve the business results and earnings of the Trust by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Trust. As discussed in this proxy statement, grants to employees of service-based restricted shares and performance-based restricted share units and awards to non-employee trustees of restricted shares are an important part of the Trust’s compensation program, providing a basis for long-term incentive compensation and helping to tie together the interests of the Trust’s shareholders and the Trust’s trustees, officers and employees.

Key Features Protecting Shareholder Interests and Promoting Corporate Governance.   The 2019 Plan includes the following features to protect our shareholders’ interests and to ensure effective corporate governance:

•
Minimum one-year vesting. The 2019 Plan requires that all awards (or portion thereof) have a minimum vesting period of one year from the grant date, provided, that awards (including unrestricted Shares) with respect to 5% of the total Shares authorized to be issued under the 2019 Plan may be granted under the 2019 Plan with a vesting period of less than one year.

•
No repricing of stock options. The 2019 Plan prohibits the repricing of options or share appreciation rights without the approval of the shareholders. This provision relates to both direct repricings (lowering the exercise price of an option) and indirect repricings (canceling an outstanding option and granting a replacement or substitute option with a lower exercise price, or exchanging options for cash, other options or other awards).

•
No discounted options or share appreciation rights. The 2019 Plan prohibits the granting options or share appreciation rights with an exercise price of less than fair market value of a Share on the grant date.

•
No single trigger vesting on a change in control where awards are assumed or substituted. The 2019 Plan does not accelerate the vesting of unvested awards if the successor/acquirer company assumes or substitutes outstanding awards with successor/acquirer company awards equal in value to awards outstanding at the time of the change in control. If the successor/acquirer company assumes or substitutes outstanding awards, accelerated vesting will only occur upon an involuntary termination of employment without cause or a termination of employment for good reason within one year after a change in control.

•	No dividend or dividend equivalent rights. The 2019 Plan prohibits the payment of dividends or dividend equivalent rights on options, share appreciation rights and other unvested awards.

•
Individual limits. The 2019 Plan provides that the maximum number of Shares subject to an option or share appreciation right that can be awarded under the 2019 Plan is 500,000 per calendar year. Further, the maximum number of shares that can be awarded under the Plan other than pursuant to an option or share appreciation right is 500,000 per calendar year.

•	No evergreen provisions. The 2019 Plan does not include an evergreen provision as it relates to Shares available for issuance under the 2019 Plan.

•
Independent committee administration. The 2019 Plan is administered by the Compensation Committee, whose members are independent under NYSE rules and satisfy the “non-employee director” requirements of Rule 16b-3 of the Exchange Act.

Share Reserve and Award Limits.   There are 3,500,000 Shares reserved for issuance under the 2019 Plan plus any shares that become available under the 2012 Plan as a result of forfeiture, expiration or cancellation of any outstanding award or any awards settled in cash in lieu of shares, under the 2012 Plan (“Shares Available for Issuance”), and no awards have been granted under the 2019 Plan. The Shares issued or to be issued under the 2019 Plan consist of authorized but unissued Shares or issued Shares that have been reacquired by the Trust, a subsidiary or affiliate. The maximum number of Shares subject to options or share appreciation rights that can be awarded under the 2019 Plan to any person is 500,000 per year. The maximum number of Shares that can be awarded under the 2019 Plan to any person, other than pursuant to an option or share appreciation rights, is 500,000 per year.
Administration.    The 2019 Plan is administered by our Compensation Committee. Subject to the terms of the 2019 Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the 2019 Plan. The Compensation Committee may delegate to a subcommittee of Trustees and/or officers the authority to grant or administer Awards to persons who are not then reporting persons under Section 16 of the Exchange Act.
Eligibility.    Awards may be made under the 2019 Plan to our trustees, officers, employees or consultants and to any other individual whose participation in the 2019 Plan is determined to be in our best interests by our Compensation Committee. We estimate that currently approximately 100 persons are eligible to receive awards under the 2019 Plan.
Vesting. Any award (or portion thereof) made under the 2019 Plan will have a minimum vesting period of one year from the grant date, provided, however, that awards (including unrestricted Shares) with respect to 5% of the total Shares authorized to be issued under the 2019 Plan may have a vesting period for less than one year.
Types of Awards Available for Grant under the 2019 Plan
Restricted Shares and Restricted Share Units.    The 2019 Plan permits the granting of restricted shares and restricted share units. Restricted shares are Shares granted subject to forfeiture if the grantee’s service with the Trust is terminated or specified holding periods and/or performance targets are not met. Restricted share units are substantially similar to restricted shares but result in the issuance of Shares upon meeting specified holding periods and/or performance targets, rather than the issuance of the Shares in advance. Restricted shares and restricted share units granted under the 2019 Plan may not be sold, transferred, pledged or assigned prior to meeting the specified holding periods and/or performance targets. The Compensation Committee determines the holding periods and/or performance targets and the circumstances under which the holding periods and/or performance targets may be waived, such as upon death, disability, retirement, termination of employment, or change in control.
Performance Awards. The 2019 Plan permits the granting of performance awards, which is an award subject to the attainment of certain performance goals as determined by the Compensation Committee. Settlement of performance awards may be in cash, Shares, other Awards or other property. There may be more than one performance award in existence at any one time and performance periods may differ. Also, performance awards for different participants under the 2019 Plan may have different performance goals or other criteria.
Options.    The 2019 Plan permits the granting of options to purchase Shares intended to qualify as incentive options under the Code and also options to purchase Shares that do not qualify as incentive stock options (“non-qualified options”). The exercise price of each option may not be less than 100% of the fair market value of the Shares on the date of grant. In the case of certain 10% shareholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. An exception to these requirements is made for any options that we grant in substitution for options held by Trustees, officers, employees and consultants of a company that we acquire. In such a case, the exercise price would be adjusted to preserve the economic value of such holder’s option from his or her former employer.
The term of each option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after death, disability, retirement, or termination of employment during which options may be exercised.
Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee, such as upon death, disability, retirement, termination of employment, or change in control (if not assumed or substituted). In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering Shares (which, if acquired from us, have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.
Options granted under the 2019 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to address estate planning concerns.
Other Awards.    The Compensation Committee may also award under the 2019 Plan:

•
dividend equivalent rights, which are rights entitling the recipient to receive amounts equal to dividends that would have been paid if the recipient had held a specified number of Shares; provided, that no dividends or dividend equivalent rights will provide for crediting or payment on any awards or portion of an award that is not vested; further, provided, that dividend equivalent rights may not be granted relating to Shares subject to an option or share appreciation right;

•
share appreciation rights, which are nontransferable rights to receive a number of Shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of Shares and cash, based on the increase in the fair market value of the Shares underlying the right over the market value of such Shares on the date of grant (or over an amount greater than the grant date fair market value, if the Compensation Committee so determines) during a stated period specified by the Compensation Committee not to exceed 10 years from the date of grant; and

•	unrestricted Shares, which are Shares granted without restrictions.
Business Criteria.    The Compensation Committee may use one or more business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), in establishing performance goals for awards including without limitation:

•	total shareholder return;

•	net income;

•	earnings per share;

•	funds from operations;

•	funds from operations per share;

•	return on equity;

•	return on assets;

•	return on invested capital;

•	increase in the market price of Shares or other securities;

•	revenues;

•	net operating income;

•	comparable center net operating income;

•	operating margin (operating income divided by revenues);

•	earnings before interest expense, taxes, depreciation and amortization (EBITDA) or adjusted EBITDA;

•
the performance of the Trust in any one or more of the items mentioned in the clauses above in comparison to the average performance of the companies used in a self-constructed peer group for measuring performance under an award; and

•	the performance of the Trust in any one or more of the items mentioned in the clauses above in comparison to a budget or target for measuring performance under an award.
Termination of Service (other than Change in Control)
Except as set forth in the applicable award agreement, in the event of a participant terminates service, all option awards will be treated as follows:

•
Upon a participant’s termination of service for “cause” (as defined in the 2019 Plan), all unexercised options, whether vested or unvested, will be forfeited and cancelled as of the date of the termination of service.

•
Upon a participant’s termination of service for any reason other than death, “disability” (as defined in the 2019 Plan) or “retirement” (as defined in the 2019 Plan), any unvested option will be forfeited and any vested option or unexercised portion thereof will terminated three (3) months after the date of such termination of service, but in no event later than the date of expiration of such option.

•
Upon a participant’s termination of service due to retirement, any unvested option will be forfeited and any vested option or unexercised portion thereof will continue in accordance with its terms and will expire upon its normal date of expiration, provided, that an incentive stock option will cease to be an incentive stock option upon the expiration of three (3) months from the date of the participant’s retirement and will be a non-qualified stock option.

•
Upon a participant’s termination of service due to disability, the option will become fully vested and will continue in accordance with its terms and will expire upon its normal date of expiration, provided, that an incentive stock option will cease to be an incentive stock option upon the expiration of twelve (12) months form the date of the participant’s disability and will be a non-qualified stock option.

•
Upon a participant’s termination of service due to death, the will become fully vested and will continue in accordance with its terms and will expires upon its normal expiration date, provided, that an incentive stock option will cease to be an incentive stock option upon the expiration of twelve (12) months from the date of the participant’s death and will be a non-qualified stock option.

Except as set forth in the applicable award agreement, in the event of a participant’s termination of service, all restricted shares and restricted share units will be treated as follows:

•
Upon a termination of service for any reason other than death, disability or retirement, all restricted shares or restricted share units held by such participant that have not vested or with respect to which all applicable restrictions and conditions have not lapsed, will immediately be deemed forfeited.

•	Upon a termination of service for death or disability, all restricted shares or restricted share units will be fully vested.

•	Upon a termination of service due to retirement, all restricted shares or restricted share units will be forfeited.
Except as set forth in the applicable award agreement, in the event of a participant’s termination of service:

•
With respect to share appreciation rights, the Compensation Committee will determine at the grant date of thereafter, the time or times at which share appreciation rights will cease to be or become exercisable following a termination of service or upon other conditions.

•
With respect to dividend equivalent rights, except as set forth in the applicable award agreement, a participant’s rights in all dividend equivalent rights will automatically terminate upon a participant’s termination of service for any reason.

•
With respect to performance awards, the Award Agreement will specify the circumstances in which such performance awards will be paid or forfeited in the event of a termination of service prior to the end of the performance period or the settlement of such performance awards.

Effect of Change in Control.   The occurrence of a change in control will not automatically cause outstanding awards granted under the 2019 Plan to vest. If outstanding awards are not assumed or substituted, such awards will vest upon a change in control. Further, to the extent outstanding awards are assumed or substituted, if a grantee’s services is terminated without cause or good reason within one year following a change in control, such outstanding awards will vest.
Adjustments for Stock Dividends and Similar Events.    The number of Shares subject to outstanding awards, the Shares Available for Issuance, the exercise price of each outstanding option or stock appreciation right and other terms and conditions of outstanding awards will be subject to adjustment in the event of any recapitalization, reclassification, share split, reverse split, combination of shares, share dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Trust.
Expiration Date and Amendment or Termination of the Plan.    The Board of Trustees may terminate or amend the 2019 Plan at any time and for any reason. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Further, unless terminated earlier, the 2019 Plan will terminate 10 years after its effective date. No amendment to the 2019 Plan may modify the 2019 Plan without shareholder approval to the extent such approval is required by applicable law or stock exchange requirements.
U.S. Federal Income Tax Consequences
Restricted Shares.    A grantee who is awarded restricted shares will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the Shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the Shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the Shares are subject to restrictions will be subject to withholding taxes. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Share Units.    There are no immediate tax consequences of receiving or vesting in an award of restricted share units under the 2019 Plan; however, restricted share units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the Shares on the vesting date). A grantee who is awarded restricted share units will recognize ordinary income upon receiving Shares under the award in an amount equal to the fair market value of the Shares at the time of delivery. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the employer. A grantee will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of Shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the grantee holds the Shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a grantee sells or otherwise disposes of the Shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the grantee will recognize ordinary income upon the disposition of the Shares in an amount generally equal to the excess of the fair market value of the Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the grantee recognizes ordinary income.
Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. Upon a subsequent sale or exchange of Shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Shares (generally, the amount paid for the Shares plus the amount treated as ordinary income at the time the option was exercised). The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount equal to the amount paid to the grantee pursuant to the award. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Share Appreciation Rights.    There are no immediate tax consequences of receiving an award of share appreciation rights under the 2019 Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Shares.    Participants who are awarded unrestricted Shares will be required to recognize ordinary income in an amount equal to the fair market value of the Shares on the date of the award, reduced by the amount, if any, paid for such Shares. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Registration with the SEC
If our shareholders approve the 2019 Plan, we intend to file a registration statement on Form S-8 covering the offering of the Shares Available for Issuance under the 2019 Plan.
New Plan Benefits
Awards under the 2019 Plan will be made at the discretion of the Compensation Committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2019 Plan. We anticipate that the Compensation Committee will utilize the 2019 Plan to continue to grant long-term equity incentive compensation to employees and equity awards to trustees similar to the awards described in this proxy statement.
Equity Compensation Plan Information
The following table sets forth information regarding our equity compensation plans as of December 31, 2018:

	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	—	$—	934,127
Equity compensation plans not approved by security holders	—	—	5,366,319
Total	—	$—	6,300,446

The Board recommends that shareholders vote FOR the approval of the 2019 Omnibus Long-Term Incentive Plan.

Vote Required
Approval of the 2019 Plan requires the vote of holders of a majority of the votes cast at the annual meeting, provided that the total votes cast on the proposal represents more than 50% of the outstanding Shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding Shares entitled to vote on the proposal cast votes (in which case, broker non-votes will not have an effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for purposes of the proposal and will have the same effect as a vote against the proposal.

ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Trust’s executive officers and Trustees and persons who beneficially own more than 10% of a registered class of the Trust’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of the Trust’s equity securities and any changes thereto and to furnish copies of these reports to the Trust. Based on the Trust’s review of the insiders’ forms furnished to the Trust or filed with the SEC and representations made by the Trustees and executive officers of the Trust, no insider failed to file on a timely basis a Section 16(a) report in 2018, except that Mr. Pashcow filed a late Form 4 on May 29, 2018 to report the disposition of common shares of beneficial ownership on May 24, 2018, Ms. Clark filed a late Form 4 on June 12, 2018 to report the acquisition of common shares of beneficial ownership on June 4, 2018, Mr. Gershenson filed a late Form 4 on July 10, 2018 to report the disposition of common shares of beneficial ownership on July 1, 2018 and Mr. Merk filed a late Form 3 on November 20, 2018 reporting his initial statement of beneficial ownership of securities after becoming an executive officer on April 20, 2018.
Cost of Proxy Solicitation
The cost of preparing, assembling and mailing this proxy statement and all other costs in connection with this solicitation of proxies for the annual meeting will be paid by the Trust. The Trust will request banks, brokers and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and will reimburse such record holders for their reasonable expenses in doing so. In addition, the Trustees, officers and other employees of the Trust may solicit proxies by mail, telephone, electronically or in person, but they will not receive any additional compensation for such work.
Presentation of Shareholder Proposals and Nominations at 2020 Annual Meeting
Any shareholder proposal intended to be included in the Trust’s proxy statement and form of proxy for the 2020 annual meeting (pursuant to Rule 14a-8 of the Exchange Act) must be received by the Trust at RPT Realty, Attention: Secretary, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334 by the close of business on November 19, 2019 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.
Any Trustee nomination or shareholder proposal of other business intended to be presented for consideration at the 2020 annual meeting, but not intended to be considered for inclusion in the Trust’s proxy statement and form of proxy relating to such meeting (pursuant to the Trust's Bylaws), must be received by the Trust at the address stated above between January 30, 2020 and the close of business on February 29, 2020 to be considered timely. However, if the 2020 annual meeting occurs more than 30 days before or 60 days after April 29, 2020, the Trust must receive nominations or proposals (A) not later than the close of business on the later of the 60th day prior to the date of the 2020 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2020 annual meeting and (B) not earlier than the 90th day prior to the 2020 annual meeting. Such nominations or proposals must also be in compliance with the Bylaws.
Householding
The Trust may elect to send a single copy of the Notice of Internet Availability of Proxy Materials or its annual report and this proxy statement, as applicable, to any household at which two or more shareholders reside, unless one of the shareholders at such address notifies the Trust that he or she desires to receive individual copies. This “householding” practice reduces the Trust’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or to request a separate copy of the 2018 annual report or 2019 proxy statement, as follows:

•	Shareholders owning Shares through a bank, broker or other holder of record should contact such record holder directly; and

•
Shareholders of record should contact the Trust at (248) 350-9900 or at Investor Relations, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036. The Trust will promptly deliver such materials upon request.

We urge you to vote promptly to ensure that your Shares are represented at the annual meeting.

By Order of the Board of Trustees,

Brian L. Harper
President and Chief Executive Officer
March 18, 2019

2018 Annual Report
The annual report of the Trust for the year ended December 31, 2018, including the financial statements for the three years ended December 31, 2018 audited by Grant Thornton, is being furnished with this proxy statement. If you did not receive a copy of such annual report, you can obtain a copy without charge at the Trust’s website, www.rptrealty.com, or by contacting the Trust at (248) 350-9900 or Investor Relations, RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036.

Appendix A
RPT REALTY
2019 OMNIBUS LONG-TERM INCENTIVE PLAN
RPT Realty, a Maryland real estate investment trust (the “Trust”), sets forth herein the terms of its 2019 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

Section 1	PURPOSE
The Plan is intended to enhance the ability of the Trust, RPTI, RPTLP (as defined below) and the Subsidiaries and Affiliates of each of them to attract and retain highly qualified Trustees, officers, key employees and other persons and to motivate such persons to serve the Trust, RPTI, RPTLP, and the Subsidiaries of each of them and to improve the business results and earnings of the Trust and RPTLP, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Trust.  To this end, the Plan provides for the grant of options, share appreciation rights, restricted shares, restricted share units, unrestricted shares and dividend equivalent rights.  Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof.  Share options granted under the Plan may be incentive stock options or non-qualified options, as provided herein. The Plan shall replace the Ramco-Gershenson Properties Trust 2012 Omnibus Long-Term Incentive Plan (the “Predecessor Plan”) and as of the Effective Date no further grants of awards shall be made under the Predecessor Plan or the Ramco-Gershenson Properties Trust Inducement Incentive Plan.

Section 2	DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1    “Affiliate” means a person or entity which controls, is controlled by, or is under common control with the Trust, RPTI or RPTLP, as the case may be.
2.2    “Award” means a grant of an Option, Share Appreciation Right, Restricted Shares, Restricted Share Units, Unrestricted Shares, Dividend Equivalent Rights or cash-based award under the Plan.
2.3    “Award Agreement” means a written or electronic agreement or other instrument that evidences and sets out the terms and conditions of an Award.
2.4    “Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.
2.5    “Board” means the Board of Trustees of the Trust.
2.6    “Cause” means, unless otherwise provided in an applicable written agreement with the Trust, RPTI, RPTLP or a Subsidiary or Affiliate of any of them, (i) actual dishonesty intended to result in substantial personal enrichment at the expense of the Trust or of any subsidiary of the Trust, (ii) the conviction of a felony, or (iii) repeated willful and deliberate failure or refusal to perform the duties normally associated with a Participant’s position which is not remedied in a reasonable period of time after receipt of written notice from the Trust.
2.7    “Change in Control” means:
(a)On or after the Effective Date of this Plan, any person (which, for all purposes hereof, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a trustee, executor, administrator or other legal representative) (a “Person”) or any group of two or more Persons acting in concert becomes the beneficial owner, directly or indirectly, of securities of the Trust representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 40% or more of the combined voting power of the Trust's then outstanding securities; provided that for the purposes of this provision (A) “voting power” means the right to vote for the election of trustees, and (B) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group which are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants or other rights which may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants or other rights have been exercised by any other Person; or

(b)A reorganization, merger, consolidation, combination, corporate restructuring or similar transaction (an “Event”), in each case, in respect of which the beneficial owners of the outstanding Trust voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees of the Trust and any resulting parent entity of the Trust in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Trust voting securities; or
(c)An Event involving the Trust as a result of which 40% or more of the members of the board of trustees of the parent entity of the Trust or the Trust are not persons who were members of the Board immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Trust of an intention to effect the Event.
Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, “Change in Control” means a change in the ownership or effective control of the Trust, or a change in the ownership of a substantial portion of the assets of the Trust, as described in Treas. Reg. Section 1.409A-3(i)(5), but replacing the term “Trust” for the term “corporation” in such regulation.
2.8    “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and the rules and regulations promulgated thereunder.
2.9    “Committee” means the Compensation Committee of the Board, or, if the Board so elects, a different committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.
2.10    “Disability” means a Participant’s physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Participant incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 365 days.  Notwithstanding the foregoing, a Participant shall not be deemed to be Disabled as a result of any condition that:
(a)Was contracted, suffered, or incurred while such Participant was engaged in, or resulted from such Participant having engaged in, a felonious activity;
(b)Resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan; or
(c)Resulted from service in the Armed Forces of the United States for which such Participant received or is receiving a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.
The Disability of a Participant and the date on which a Participant ceases to be employed by reason of Disability shall be determined by the Trust, in accordance with uniform principles consistently applied, on the basis of such evidence as the Committee and the Trust deem necessary and desirable, and its good faith determination shall be conclusive for all purposes of the Plan.  The Committee or the Trust shall have the right to require a Participant to submit to an examination by a physician or physicians and to submit to such reexaminations as the Committee or the Trust shall require in order to make a determination concerning the Participant’s physical or mental condition; provided, however, that a Participant may not be required to undergo a medical examination more often than once each 180 days, nor at any time after the normal date of the Participant’s Retirement.  If any Participant engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee, on the recommendation of the Trust, determines on the basis of a medical examination that a Participant no longer has a Disability, or if a Participant refuses to submit to any medical examination properly requested by the Committee or the Trust, then in any such event, the Participant shall be deemed to have recovered from such Disability.  The Committee in its discretion may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award.
2.11    “Dividend Equivalent Right” means a right, granted to a Participant under Section 12 hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
2.12    “Effective Date” means the date that the Plan is approved by the shareholders of the Trust, provided that such date is not more than one year after the approval of the Plan by the Board.
2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14    “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional share exchange, is admitted to quotation on the New York Stock Exchange (“NYSE”) or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported.  If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Shares as determined by the Committee in good faith; provided that such valuation with respect to any Award that the Trust intends to be a stock right not providing for the deferral of compensation under Treas. Reg. Section 1.409A-1(b)(5)(i) (Non-Qualified Options) shall be determined by the reasonable application of a reasonable valuation method, as described in Treas. Reg Section 1.409A-1(b)(5)(iv)(B).
2.15    “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) control the management of assets, and any other entity in which one or more of these persons (or the Participant) own more than fifty percent of the voting interests.
2.16    “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Code Section 409A.
2.17    “Good Reason” shall mean, except as set forth in a separate agreement between the Trust and a Participant, the initial existence of one or more of the following conditions arising without the consent of a Participant within the one-year period following a Change in Control, provided that such Participant provides notice to the Trust of the existence of such condition within 90 days of the initial existence of the condition, the Trust does not remedy the condition within 30 days after receiving notice, and such Participant actually terminates employment with the Company within 30 days following the Trust’s failure to remedy the condition:
(a)A material diminution in a Participant’s base salary in effect immediately before the date of the Change in Control or as increased from time to time thereafter;
(b)A material diminution in a Participant’s authority, duties, or responsibilities;
(c)A material diminution in the authority, duties, or responsibilities of the supervisor to whom a Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board;
(d)A material diminution in the budget over which a Participant retains authority;
(e)A material change in the geographic location at which a Participant must perform the services related to his or her position; or
(f)Any other action or inaction that constitutes a material breach by the Trust of any agreement under which a Participant provides services to the Trust.
2.18    “Grant Date” means the date on which the Committee approves an Award or such later date as may be specified by the Committee.
2.19    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.20    “Non-Qualified Option” means an Option that is not an Incentive Stock Option.
2.21    “Option” means an option to purchase Shares pursuant to the Plan, which may either be an Incentive Stock Option or a Non-Qualified Option.
2.22    “Option Price” means the exercise price for each Share subject to an Option.
2.23    “Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.24    “Outside Trustee” means a member of the Board who is not an officer or employee of the Trust, of RPTI, of RPTLP, or of any of their Affiliates.
2.25    “Participant” means a person who receives or holds an Award under the Plan.
2.26    “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to 10 years.
2.27    “Plan” means the RPT Realty 2019 Omnibus Long-Term Incentive Plan.
2.28    “Reorganization” means any reorganization, merger or consolidation of the Trust with one or more other entities which does not constitute a Change in Control.
2.29    “Restricted Share” means a Share awarded to a Participant pursuant to Section 10 hereof.
2.30    “Restricted Share Unit” means a bookkeeping entry representing the equivalent of a Share awarded to a Participant pursuant to Section 10 hereof.
2.31    “Retirement” means termination of Service with consent of the Committee on or after age 62, or any other definition established by the Committee, in its discretion, either in any Award Agreement or in writing after the grant of any Award, provided that the definition of Retirement with respect to the timing of payment (and not merely vesting) of any 409A Award cannot be changed after the Award is granted.
2.32    “RPTI” means RPT Realty, Inc., a Michigan corporation.
2.33    “RPTLP” means RPT Realty, L.P., a Delaware limited partnership.
2.34    “SAR Exercise Price” means the per share exercise price of an SAR granted to a Participant under Section 9 hereof.
2.35    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.36    “Service” means service as a Service Provider to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties shall not result in interrupted or terminated Service, so long as such Participant continues to be a Service Provider to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them.  Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive.  With respect to the timing of payment (and not merely vesting) of any 409A Award, whether a termination of Service shall have occurred shall be determined in accordance with the definition of “Separation from Service” under Treas. Reg. Section 1.409(A)-1(h).
2.37    “Service Provider” means an employee, officer or Trustee of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, or a consultant or adviser providing services to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them.
2.38    “Share” or “Shares” means the common shares of beneficial interest of the Trust.
2.39    “Share Appreciation Right” or “SAR” means a right granted to a Participant under Section 9 hereof.
2.40    “Subsidiary” means any “subsidiary corporation” of the Trust, of RPTI or of RPTLP within the meaning of Section 424(f) of the Code.
2.41    “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them or with which the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them combines.
2.42    “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Trust, RPTI, RPTLP or any of their Subsidiaries.  In determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.43    “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.
2.44    “Trust” means RPT Realty, a Maryland real estate investment trust.

2.45    “Unrestricted Share Award” means an Award pursuant to Section 11 hereof.
Section 3ADMINISTRATION OF THE PLAN
3.1    Committee.  The Plan shall be administered by or pursuant to the direction of the Committee. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the governing documents of the Trust and applicable law.  The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement.  Subject to the governing documents of the Trust and applicable law, the Committee may delegate all or any portion of its authority under the Plan to a subcommittee of trustees and/or officers of the Trust for the purposes of determining or administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act.  The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.  The Committee shall consist of not less than three (3) members of the Board, which members shall be “Non-Employee Trustees” as defined in Rule 16b-3 under the Exchange Act (or such greater number of members which may be required by said Rule 16b-3) and which members shall qualify as “independent” under any applicable stock exchange rules.
3.2    Terms of Awards.  Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(i)Designate Participants,
(ii)Determine the type or types of Awards to be made to a Participant,
(iii)Determine the number of Shares to be subject to an Award,
(iv)establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options) or to ensure exemption from or compliance with Code Section 409A,
(v)Prescribe the form of each Award Agreement evidencing an Award, and
(vi)Amend, modify, or supplement the terms of any outstanding Award.  Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Participant, impair the Participant’s rights under such Award, or subject to the requirements of Code Section 409A any Award that was excluded from Code Section 409A coverage upon grant, and no amendment, modification or supplement of any Award that would be treated as repricing under the rules of the stock exchange or market on which the Shares are listed or quoted shall be made without approval of the Trust’s shareholders.
The Trust may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees, tenants or others of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them or any confidentiality obligation with respect to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them or otherwise in competition with the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, to the extent specified in such Award Agreement applicable to the Participant.  Furthermore, unless the Committee provides otherwise in the applicable Award Agreement, the Trust may annul an Award if the Participant is an employee of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.
Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement or substitute Option or SAR with a lower exercise price, or exchange any outstanding Option or SAR with cash or other awards, in each case, without the approval of Trust’s shareholders, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 16.
3.3    Deferral Arrangement.  The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to compliance with the provisions of Section 17, Code Section 409A, in each case, where applicable, and such other rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share equivalents and restricting deferrals to comply with hardship or unforeseeable emergency distribution rules affecting 401(k) plans and 409A Awards.  Notwithstanding the foregoing, no deferral shall be allowed if the deferral opportunity would violate Code Section 409A.
3.4    No Liability.  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.
3.5    Book Entry.  Notwithstanding any other provision of this Plan to the contrary, the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them may elect to satisfy any requirement under this Plan for the delivery of Share certificates through the use of book-entry.
3.6    Minimum Vesting. Subject to Section 16.3, any Award (or portion thereof) shall have a minimum vesting period of one year from the Grant Date; provided, however, that Awards (including any Unrestricted Share Award) with respect to 5% of the total Shares authorized to be issued under the Plan pursuant to Section 4 may have a vesting period of less than one year. For the avoidance of doubt, no installment or portion of any Award may vest earlier than one year from the Grant Date.
Section 4SHARES SUBJECT TO THE PLAN
Subject to adjustment as provided in Section 16 hereof, the aggregate number of Shares available for issuance under the Plan shall be Three Million Five Hundred Thousand (3,500,000) plus the number of Shares that become available under the Predecessor Plan as a result of any the cancellation, forfeiture or expiration of any award or any award settled in cash in lieu of Shares under such Predecessor Plan that occurs after the Effective Date. Such Three Million Five Hundred Thousand (3,500,000) Shares shall also be the aggregate number of Shares in respect of which Incentive Stock Options may be granted under the Plan.  The aggregate number of Shares available under this Section 4 shall be reduced by one Share for every one Share subject to an Award under this Plan. Shares issued or to be issued under the Plan shall be authorized but unissued Shares or issued Shares that have been reacquired by the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them.  If any Shares covered by an Award are not purchased or are forfeited, or if an Award is settled in cash in lieu of Shares or otherwise terminates without delivery of Shares subject thereto, then the number of Shares related to such Award and subject to such forfeiture or termination shall not be counted against the limit set forth above, but shall again be available for making Awards under the Plan.  If an Award (other than a Dividend Equivalent Right) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan as provided above. Notwithstanding the foregoing, the following Shares shall not be available for future grant: (a) Shares tendered or withheld in payment of the exercise price of an Option and (b) Shares withheld by the Trust or otherwise received by the Trust to satisfy tax withholding obligations in connection with an Award. In addition, all Shares covered by a SAR that were issued under the net settlement or net exercise of such SAR shall be counted against the number Shares available for issuance under the Plan and Shares purchased in the open market using Option proceeds shall not be available for future grant under the Plan.
The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code or Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations applies.  The number of Shares reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.
Section 5    EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1    Effective Date. The Plan shall be effective as of the Effective Date.
5.2    Term.  The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.  The termination of the Plan shall not affect any Award outstanding on the date of such termination.
5.3    Amendment and Termination of the Plan.  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made.  An amendment shall be contingent on approval of the Trust’s shareholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  In addition, an amendment will be contingent on approval of the Trust’s shareholders if the amendment would: (i) materially increase the benefits accruing to Participants under the Plan, (ii) except as permitted pursuant to the provisions of Section 16, increase the aggregate number of Shares that may be issued under the Plan (including upon exercise of Incentive Stock Options), (iii) modify the requirements as to eligibility for participation in the Plan, or (iv) except as permitted pursuant to the provisions of Section 16, reduce the Option Price of any previously granted Option or the grant price of any previously granted SAR, cancel any previously granted Options or SARs and grant substitute Options or SARs with a lower Option Price than the canceled Options or a lower grant price than the canceled SARs, or exchange any Options or SARs for cash, other awards, or Options or SARs with an Option Price or grant price that is less than the exercise price of the original Options or SARs.  No

Awards shall be made after termination of the Plan.  No amendment, suspension or termination of the Plan shall (i) without the consent of the Participant, impair rights or obligations under any Award theretofore awarded under the Plan, nor (ii) accelerate any payment under any 409A Award except as otherwise permitted by the regulations under Section 409A of the Code.
Section 6    AWARD ELIGIBILITY AND LIMITATIONS
6.1    Service Providers and Other Persons.  Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, including any Service Provider who is an officer or Trustee of the Trust, RPTI, RPTLP or a Subsidiary or Affiliate of any of them, as the Committee shall determine and designate from time to time, (ii) any Outside Trustee and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Trust by the Committee.
6.2    Successive Awards and Substitute Awards.  An eligible person may receive more than one Award, subject to such restrictions as are provided herein.  Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the date of grant of the Substitute Award provided that the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder or the principles of Treasury Reg. Section 1.409A-1(b)(5)(v)(D).
6.3    Limitation on Shares Subject to Awards.  During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act:
(i)The maximum number of Shares subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under this Section 6 is 500,000 per calendar year; and
(ii)The maximum number of Shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under this Section 6 is 500,000 per calendar year.
The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 16 hereof.
Section 7    AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Options.
Section 8    TERMS AND CONDITIONS OF OPTIONS
8.1    Option Price. The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option.  The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a Share; provided, however, that in the event that a Participant is a Ten Percent Shareholder, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date.
8.2    Vesting.  Subject to Sections 8.3, 8.4, 8.5 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions (including based on achievement of performance goals and/or future service requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded to the next nearest whole number.
8.3    Term.  Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Participant is a Ten Percent Shareholder, an Option granted to such Participant that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.
8.4    Termination of Service.  Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, upon the termination of a Participant’s Service, except to the extent that such termination is due to death, Disability, or Retirement, any Option held by such Participant that has not vested shall immediately be deemed forfeited and any otherwise vested Option or unexercised portion thereof shall terminate three (3) months after the date of such termination of Service, but in no event later than the date of expiration of the Option.  If a Participant’s

Service is terminated for Cause, the Option or unexercised portion thereof shall terminate as of the date of such termination.  Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, if a Participant’s Service is terminated (i) due to Retirement any Option held by such Participant that has not vested shall immediately be deemed forfeited, subject to the Committee’s discretion to accelerate the vesting of all or part of such Option, and any vested Option or Option that vests upon the Committee’s exercise of its discretion shall continue in accordance with its terms and shall expire upon its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of three (3) months from the date of the Participant’s Retirement and thereafter shall be a Non-Qualified Option), (ii) due to Disability, the Option shall become fully vested and shall continue in accordance with its terms and shall expire upon its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of twelve (12) months from the termination of the Participant’s service due to Disability and thereafter shall be a Non-Qualified Option) or (iii) due to death, any Option of the deceased Participant shall become fully vested and shall continue in accordance with its terms and shall expire on its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of twelve (12) months from the date of the Participant’s death and thereafter shall be a Non-Qualified Option).  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5    Limitations on Exercise of Option.  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.
8.6    Method of Exercise.  An Option that is exercisable may be exercised by the Participant’s delivery to the Trust of written notice of exercise on any business day, at the Trust’s principal office, on the form specified by the Committee.  Such notice shall specify the number of Shares with respect to which the Option is being exercised and, except to the extent provided in Section 8.12.3 or Section 8.12.4, shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Trust or an Affiliate may, in its judgment, be required to withhold with respect to an Award.  The minimum number of Shares with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 Shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of Shares available for purchase under the Option at the time of exercise.
8.7    Rights of Holders of Options.  A Participant holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to the Participant.  Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.
8.8    Delivery of Share Certificates.  Promptly after the exercise of an Option to purchase Shares by a Participant and the payment in full of the Option Price, unless the Trust shall then have uncertificated Shares, such Participant shall be entitled to the issuance of a Share certificate or certificates evidencing his/her ownership of the Shares purchased upon such exercise.
8.9    Transferability of Options.  Except as provided in Section 8.10, during the lifetime of a Participant, only the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative) may exercise an Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution.  Any attempt to transfer an Option in violation of this Plan shall render such Option null and void.
8.10    Family Transfers.  If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Members.  For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift to a trust for the benefit of the participant and/or one or more Family Members, or (ii) a transfer under a domestic relations order in settlement of marital property rights.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer.  Subsequent transfers of transferred Options are prohibited except in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Participant, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11    Limitations on Incentive Stock Options.  An Option shall constitute an Incentive Stock Option only (i) if the Participant granted such Option is an employee of the Trust or any Subsidiary of the Trust; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed

$100,000.  This limitation shall be applied by taking Options into account in the order in which they were granted.  Notwithstanding anything to the contrary contained herein, any Option designated as an Incentive Stock Option that fails to meet the requirements of Code Section 422 shall be a Non-Qualified Option.
8.12    Form of Payment.
8.12.1    General Rule. Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Trust.
8.12.2    Surrender of Shares. To the extent approved by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part through the tender to the Trust of Shares, which Shares, if acquired from the Trust, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.
8.12.3    Cashless Exercise. To the extent permitted by law and to the extent permitted by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a registered securities broker acceptable to the Trust to sell Shares and to deliver all or part of the sales proceeds to the Trust in payment of the Option Price and any withholding taxes described in Section 18.3.
8.12.4    Other Forms of Payment.  To the extent permitted by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.
Section 9    TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS
9.1    Right to Payment and Grant Price.  An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the SAR as determined by the Committee.  The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a Share on the Grant Date.  SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.
9.2    Other Terms.  The Committee shall determine at the Grant Date or thereafter, the time or times at which and the conditions under which an SAR may be exercised (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions (provided that no SAR shall be exercisable following the tenth anniversary of its Grant Date), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.
9.3    Transferability of SARs.  Unless the Committee otherwise provides in an Award Agreement or any amendment or modification thereof, no SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution.  Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.  Any attempt to transfer a SAR in violation of this Plan shall render such SAR null and void.
Section 10    TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED SHARE UNITS
10.1    Grant of Restricted Shares or Restricted Share Units.  Awards of Restricted Shares or Restricted Share Units may be made to eligible persons.  Restricted Shares or Restricted Share Units may also be referred to as performance shares or performance share units.  If so indicated in the Award Agreement at the time of grant, a Participant may vest in more than 100% of the number of Restricted Share Units awarded to the Participant.
10.2    Restrictions.  Subject to Section 3.6, at the time an Award of Restricted Shares or Restricted Share Units is made, the Committee may, in its sole discretion, establish a period of time (a “Restricted Period”) applicable to such Restricted Shares or Restricted Share Units, during which a portion of the Shares related to such Award shall become nonforfeitable or vest, on each anniversary of the Grant Date or otherwise, as the Committee may deem appropriate.  Each Award of Restricted Shares or Restricted Share Units may be subject to a different Restricted Period.  The Committee may, in its sole discretion, at the time a grant of Restricted Shares or Restricted Share Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance conditions, which may be applicable to all or any portion of the Restricted Shares or Restricted Share Units in accordance with Section 13.1 and 13.2.  Neither Restricted Shares nor Restricted Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares or Restricted Share Units.  Each Participant may designate a beneficiary upon his or her death for the Restricted Shares or Restricted Share Units awarded to him or her under the Plan.  If a Participant fails to designate a beneficiary, the Participant shall be deemed to have designated his or her estate as his or her beneficiary.  Any attempt to transfer an Award of Restricted Shares or Restricted Share Units in violation of this Plan shall render such Award null and void.
10.3    Restricted Shares Certificates.  The Trust shall issue, in the name of each Participant to whom Restricted Shares have been granted, Share certificates representing the total number of Restricted Shares granted to the Participant, as soon as reasonably practicable after the Grant Date.  The Committee may provide in an Award Agreement that either (i) the Trust shall hold such certificates for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Trust or the restrictions lapse, or (ii) such certificates shall be delivered to the Participant, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4    Rights of Holders of Restricted Shares.  Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and holders of vested Restricted Shares shall have the right to receive any dividends or distributions declared or paid with respect to such Shares.  All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.  If any such dividends or distributions are paid in cash, the right to receive such cash payments shall be subject to the same restrictions on transferability as the Restricted Shares with respect to which they are paid, and shall be accumulated during the Restricted Period and paid or forfeited when the Restricted Shares vest or are forfeited.  In no event shall any cash dividend or distribution be paid later than 2½ months after the end of the tax year in which the applicable Restricted Period ends.
10.5    Rights of Holders of Restricted Share Units.
10.5.1    Dividend Equivalent Rights.  Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Share Units shall have no rights as shareholders of the Trust including the right to direct the voting of the subject Shares underlying a Restricted Share Unit Award. A holder of a Restricted Share Units shall not have the right to receive Dividend Equivalent Rights to the extent such Restricted Share Units are not vested.
10.5.2    Creditor’s Rights.  A holder of Restricted Share Units shall have no rights other than those of a general creditor of the Trust.  Restricted Share Units represent an unfunded and unsecured obligation of the Trust, subject to the terms and conditions of the applicable Award Agreement.
10.6    Termination of Service.  Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, upon the termination of a Participant’s Service, any Restricted Shares or Restricted Share Units held by such Participant that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, except to the extent that such termination is due to death, Disability, or Retirement.  Further, the Award Agreement may specify that the vested portion of the Award shall continue to be subject to the terms of any applicable transfer or other restriction.  Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, if a Participant’s Service is terminated due to (i) death or Disability, any outstanding Award of Restricted Shares or Restricted Share Units shall be fully vested, and the Shares subject to such Awards shall be delivered in accordance with the terms of Section 10.7 below; or (ii) due to Retirement, any outstanding Award of Restricted Shares or Restricted Share Units shall be forfeited, subject to the Committee’s discretion to accelerate all or part of such Award, and the Shares subject to such Awards that are not forfeited shall be delivered in accordance with the terms of Section 10.7 below; provided, however, in the case of any Award relating to Restricted Share Units, the Shares subject to such Award shall be delivered in accordance with their original vesting schedule.  Upon forfeiture of any Restricted Shares or Restricted Share Units, a Participant shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Restricted Share Units.
10.7    Delivery of Shares.  Except as otherwise specified in an Award Agreement with respect to a particular Award of Restricted Shares or unless the Trust shall then have uncertificated Shares, within thirty (30) days of the expiration or termination of the Restricted Period, a certificate or certificates representing all Shares relating to such Award which have not been forfeited shall be delivered to the Participant or to the Participant’s beneficiary or estate, as the case may be.  Except as otherwise specified with respect to a particular Award of Restricted Share Units or unless the Trust shall then have uncertificated Shares, within thirty (30) days of the satisfaction of the vesting criterion applicable to such Award, a certificate or certificates representing all Shares relating to such Award which have vested shall be issued or transferred to the Participant.

Section 11    TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS
The Committee may, in its sole discretion, grant (or sell at such purchase price determined by the Committee) an Unrestricted Share Award to any Participant pursuant to which such Participant may receive Shares free of any restrictions (“Unrestricted Shares”) under the Plan.  Unrestricted Share Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Participant.
Section 12    TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
12.1    Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to and held by the recipient.  A Dividend Equivalent Right may be granted hereunder to any Participant, provided that any Award of Dividend Equivalent Rights shall comply with, or be exempt from, Code Section 409A.  Dividend Equivalent Rights may not be granted hereunder relating to Shares which are subject to Options or Share Appreciation Rights.  Notwithstanding any other provision of the Plan, no dividend or Dividend Equivalent Right shall provide for any crediting or payment on any Award or portion of an Award that is not vested. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award.  Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee.  A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, unless such settlement would cause an Award that is otherwise exempt from Code Section 409A to become subject to and not in compliance with Code Section 409A (e.g., in the case of a Non-Qualified Option).  Such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.  A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.
12.2    Termination of Service.  Except as may otherwise be provided by the Committee either in the Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, a Participant’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Participant’s termination of Service for any reason.
Section 13    TERMS AND CONDITIONS OF PERFORMANCE AWARDS
13.1    Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Performance Award, and the timing thereof, may be subject to such corporate or individual performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions.
13.2    Performance Awards.  If and to the extent that the Committee determines to grant a Performance Award to a Participant, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.
13.2.1    Performance Goals Generally.  The performance goals for such Performance Awards may consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.2.  Performance goals may be objective and may require that the level or levels of performance targeted by the Committee result in the achievement of performance goals that are “substantially uncertain.”  The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
13.2.2    Business Criteria.  One or more of the business criteria for the Trust, on a consolidated basis, and/or specified Subsidiaries or business units of the Trust or the Trust (except with respect to the total shareholder return and earnings per share criteria), may be used by the Committee in establishing performance goals for such Performance Awards, including without limitation: (1) total shareholder return (share price appreciation plus dividends), (2) net income, (3) earnings per share, (4) funds from operations, (5) funds from operations per share, (6) return on equity, (7) return on assets, (8) return on invested capital, (9) increase in the market price of Shares or other securities, (10) revenues, (11) net operating income, (12) comparable center net operating income, (13) operating margin (operating income divided by revenues), (14) earnings before interest, taxes, depreciation and amortization (EBITDA) or adjusted EBITDA, (15) the performance of the Trust in any one or more of the items mentioned in clauses (1) through (14) in comparison to the average performance of the companies used in a self-constructed peer group for measuring performance under an Award, or (16) the performance of the Trust in any one or more of the items mentioned in clauses (1) through (14) in comparison to a budget or target for measuring performance under an Award.  Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.
13.2.3    Timing For Establishing Performance Goals.  Performance goals shall be established, in writing, not later than 90 days or such later time after the beginning of any performance period applicable to such Performance Awards.
13.2.4    Settlement of Performance Awards; Other Terms.  Settlement of such Performance Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.  The Committee shall specify in the Award Agreement the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Participant prior to the end of a performance period or settlement of Performance Awards. Notwithstanding the foregoing, unless the Committee otherwise provides in an Award Agreement, if a Participant’s service is terminated (i) for any reason other than death, Disability or Retirement, any unvested and unearned portion of such Award shall be immediately forfeited; (ii) due to a Participant’s death or Disability, the Award shall be fully vested and settled at the end of the applicable performance period based on and if required by the Committee in its discretion following, certification by the Committee regarding the achievement of the performance goals applicable to such Award; and (iii) due to a Participant’s Retirement, any unvested and unearned portion of such Award shall be immediately forfeited subject to the Committee’s discretion to accelerate the vesting of such Award based on the actual achievement of any applicable performance goals.
13.3    Committee Determinations.  All determinations as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards shall be made by the Committee.
13.4    Dividends or Dividend Equivalent Rights for Performance Awards.  Notwithstanding anything to the foregoing, the right to receive dividends, Dividend Equivalent Rights or distributions with respect to a Performance Award shall only be granted to a Participant if and to the extent that the underlying Award is vested and earned by the Participant.
Section 14    PARACHUTE LIMITATIONS.
Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Trust, RPTI, RPTLP, or a Subsidiary or affiliate of any of them, except an agreement, contract, policy or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Shares, Restricted Share Units or Performance Award held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested and shall not be settled (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Trust under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment.  In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that are to be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment shall be determined in the following order and priority: first, there shall be reduced or eliminated any such right, payment or benefit that is excluded from the coverage of Code Section 409A, and then there shall be reduced or eliminated any right, payment or benefit that is subject to Code Section 409A (with the reduction in rights, payments or benefits subject to Code Section 409A occurring in the reverse chronological order in which such rights, payments or benefits would otherwise be or become vested, exercisable or settled).
Section 15    REQUIREMENTS OF LAW
15.1    General.  The Trust shall not be required to sell, deliver or cause to be issued any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or receiving the benefit of an Award, or the Trust, RPTI and RPTLP of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations.  If at any time the Trust shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Trust, RPTI and RPTLP, and any delay caused thereby shall in no way affect the date of termination of the Award.  Any determination in this connection by the Trust, RPTI and RPTLP shall be final, binding, and conclusive.  The Trust may, but shall in no event be obligated to, cause to be registered any securities covered hereby pursuant to the Securities Act.  The Trust shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.
15.2    Rule 16b-3.  During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Trust that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee and shall not affect the validity of the Plan.  In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
Section 16    EFFECT OF CHANGES IN CAPITALIZATION
16.1    Changes in Shares.  If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Trust on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Trust, occurring after the Effective Date, the number and kinds of Shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Trust.  In addition, the number and kind of Shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to Shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per Share; provided, however, that all adjustments shall be made in compliance with Code Section 409A or Code Section 422, as applicable.  The conversion of any convertible securities of the Trust shall not be treated as an increase in Shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Trust’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in shares of the Trust) without receipt of consideration by the Trust, the Trust may, in such manner as the Trust deems appropriate, adjust (i) the number and kind of Shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.
16.2    Reorganization.
16.2.1    Trust is the Surviving Entity.  Subject to Section 16.3 hereof, if the Trust shall be the surviving entity in any Reorganization, any then outstanding Option or SAR shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such Reorganization, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such Reorganization; provided, however, that all adjustments shall be made in compliance with Code Section 409A.  Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement securities received by the Participant as a result of the Reorganization.  In the event of a Reorganization described in the preceding sentence, any outstanding Restricted Share Units shall be adjusted so as to apply to the securities that a holder of the number of Shares subject to the Restricted Share Units would have been entitled to receive immediately following such transaction; provided, however, that all adjustments shall be made in compliance with Code Section 409A.
16.2.2    Trust is not the Surviving Entity.  Subject to Section 16.3 hereof, if the Trust shall not be the surviving entity in the event of any Reorganization, the Committee in its discretion may provide for the assumption or continuation of any outstanding Options, SARs, Restricted Shares and Restricted Share Units, or for the substitution for such Options, SARs, Restricted Shares and Restricted Share Units of new options, share appreciation rights, restricted shares and restricted shares units relating to the shares of stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common shares) and option and share appreciation right exercise prices, in which event the outstanding Options, SARs, Restricted Shares and Restricted Share Units  shall continue in the manner and under the terms (assumption or substitution) so provided. Appropriate adjustments shall be made in compliance with Code Section 409A, including the provisions of Treas. Reg. Section 1.409A-1(b)(5)(v)(D) regarding substitutions and assumptions of stock rights by reason of a corporate transaction.  Notwithstanding the foregoing, in the event such successor entity (or a parent or subsidiary thereof) refuses to assume or substitute Awards as provided above, pursuant to a Reorganization described in this Section 16.2.2, such nonassumed or nonsubstituted Awards shall have their vesting accelerate as to all shares subject to such Award, with any Performance Awards being deemed to have vested at their target levels.
16.3    Change in Control.
16.3.1    Accelerated Vesting and Payment. Subject to the provisions of Section 16.3.2 below and except as otherwise provided for in an Award Agreement, in the event of a Change in Control in which the successor/acquirer company does not issue Alternative Awards (as defined below) within the meaning of Section 16.3.2, all outstanding Awards shall immediately become vested, with any Performance Awards being deemed to have vested at their target levels. Notwithstanding anything to the contrary contained in this Section 16.3, the treatment of any 409A Award in connection with a Change in Control shall be governed by Section 17 and the requirements of Code Section 409A.
16.3.2    Alternative Awards. Notwithstanding Section 16.3.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, Share Appreciation Right, Restricted Share or Restricted Share Unit if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change in Control; provided that any such Alternative Award must:
(a)Be based on stock which is traded on an established securities market;
(b)Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;
(c)Have substantially equivalent economic value to such award (determined at the time of the Change in Control in accordance with principles applicable under Section 424 of the Internal Revenue Code);
(d)Have terms and conditions which provide that in the event that a Participant’s Service is involuntarily terminated by the successor employer without Cause or by a Participant for Good Reason, in either case within the one-year period following the Change in Control, all of such Participant’s Option and/or SARs shall be deemed immediately and fully exercisable, the Restricted Period shall lapse as to each of such Participant’s outstanding Restricted Share or Restricted Share Unit Awards, and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the Fair Market Value of such stock on the date of the Participant’s termination of Service over the corresponding exercise or base price per share and, in the case of any Restricted Shares or Restricted Share Unit award, the Fair Market Value of the number of shares of Common Stock subject or related thereto; and
(e)Solely with respect to any Performance Awards, be converted into restricted share awards at the target levels, with any new “restricted period” based on the remaining performance period previously applicable to such Performance Awards.
16.3.3    No Amendment. Notwithstanding Section 5.3, the provisions of this Section 16.3 may not be amended in any respect for two years following a Change in Control.
16.4    Adjustments.  Adjustments under this Section 16 related to Shares or other securities of the Trust shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.  No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding down to the nearest whole Share.  The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Restricted Shares and Restricted Share Units and such effect shall be set forth in the appropriate Award Agreement.  The Committee may provide in the Award Agreements at the Grant Date, or any time thereafter with the consent of the Participant, for different provisions to apply to an Award in place of those described in Sections 16.1, 16.2 and 16.3.
16.5    No Limitations on Trust.  The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
Section 17    CODE SECTION 409A
17.1    Generally.  This Plan and any Award granted hereunder is intended to comply with, or be exempt from, the provisions of Code Section 409A, and shall be interpreted and administered in a manner consistent with that intention.
17.2    409A Awards.  The provisions of this Section 17 shall apply to any 409A Award or any portion an Award that is or becomes subject to Code Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.  409A Awards include, without limitation:
17.2.1    Any Non-Qualified Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award; and
17.2.2    Any other Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below), or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.
Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is 2 ½ months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a “substantial risk of forfeiture”, or (ii) the date that is 2 ½ months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance.
17.3    Deferral and/or Payment Elections.  Except as otherwise permitted or required by Section 409A or any applicable Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to a 409A Award:
17.3.1    All Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan;
17.3.2    All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period; and
17.3.3    Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with Section 17.3.2 above or as permitted by Section 17.4.
17.4    Subsequent Elections.  Any 409A Award in respects to which the Committee permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
17.4.1    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;
17.4.2    Each subsequent Election related to a payment in settlement of an Award not described in Section 17.5.2, 17.5.3 or 17.5.6 must result in a delay of the payment for a period of not less than five (5) years from the date such payment would otherwise have been made; and
17.4.3    No subsequent Election related to a payment pursuant to Section 17.5.4 shall be made less than twelve (12) months prior to the date of the first scheduled installment relating to such payment.
17.5    Payments Pursuant to Deferral Elections.  No payment in settlement of a 409A Award may commence earlier than:
17.5.1    Separation from service (as determined pursuant to Treasury Regulations or other applicable guidance);
17.5.2    The date the Participant becomes Disabled;

17.5.3    Death;
17.5.4    A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award, or (ii) specified by the Participant in an Election complying with the requirements of Section 17.3 and/or 17.4, as applicable;
17.5.5    To the extent provided by Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or
17.5.6    The occurrence of an Unforeseeable Emergency.
Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as determined in accordance with the requirements of Code Section 409A), no payment pursuant to Section 17.5.1 in settlement of a 409A Award may be made before the date which is six (6) months after such Participant’s date of Separation from Service, or, if earlier, the date of the Participant's death.
17.6    Unforeseeable Emergency.  The Committee shall have the authority to provide in the Award Agreement evidencing any 409A Award for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency (as defined in Code Section 409A).  In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such payment(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by cancellation of any deferral election previously made by the Participant or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).  All payments with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred.  The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee.  The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
17.7    No Acceleration of Payments.  Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any payment under this Plan in settlement of a 409A Award, except as permitted by Code Section 409A and/or Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance.
Section 18    GENERAL PROVISIONS
18.1    Disclaimer of Rights.  No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, or to interfere in any way with any contractual or other right or authority of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them.  In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Trustee, officer, consultant or employee of the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them.  The obligation of the Trust to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein.  The Plan shall in no way be interpreted to require the Trust to transfer any amounts to a third party or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.
18.2    Nonexclusivity of the Plan.  Neither the adoption of the Plan nor the submission of the Plan to the Trust’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of options otherwise than under the Plan.
18.3    Withholding Taxes.  The Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant (or require a Participant to pay) any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award.  At the time of such vesting, lapse, or exercise, the Participant shall pay to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, as the case may be, any amount that the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them may reasonably determine to be necessary to satisfy such withholding obligation.  The Trust may elect to, or may cause RPTI, RPTLP, or a Subsidiary or Affiliate of any of them, to withhold Shares otherwise issuable to the Participant in satisfaction of a Participant’s withholding obligations not to exceed the statutory maximum withholding rate.  Subject to the prior approval of the Trust, which may be withheld by the Trust in its sole discretion, the Participant may elect to satisfy such obligations, in whole or in part, by delivering to the Trust, RPTI, RPTLP, or a Subsidiary or Affiliate of any of them Shares already owned by the Participant, which Shares, if acquired from the Trust, shall have been held for at least six months at the time of tender.  Any Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations not to exceed the statutory maximum withholding rate.  The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Trust as of the date that the Shares are withheld.  A Participant who is permitted to make and who has made an election pursuant to this Section 18.3 to deliver Shares may satisfy his/her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
18.4    Captions.  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
18.5    Other Provisions.  Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.6    Number and Gender.  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
18.7    Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
18.8    Governing Law.  The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Michigan, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
18.9    Compensation Recoupment Policy. Notwithstanding any provision in the Plan, in any Award, or in any employment, consulting or severance agreement with the Trust or any Subsidiary, all Awards under this Plan shall be subject to any compensation recoupment, other compensation recovery, or clawback policy of the Trust that may be applicable to any Participant, as in effect from time to time and as approved by the Committee or the Board.
18.10    Complete Statement of Plan. This document is a complete statement of the Plan.
As adopted by the Board and the Committee as of March 7, 2019, subject to approval by the shareholders of the Trust as set forth in this Plan.

RPT REALTY 31500 NORTHWESTERN HIGHWAY SUITE 300 FARMINGTON HILLS, MI 48334
VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 28, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/rpt2019

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

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VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E56322-P16878    KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPT REALTY				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Trustees recommends you vote FOR the following:
1.	Election of Trustees			☐	☐	☐
Nominees:
	01)	Richard L. Federico	05) David J. Nettina
	02)	Arthur Goldberg	06) Laurie M. Shahon
	03)	Brian L. Harper	07) Andrea M. Weiss
	04)	Joanna T. Lau

The Board of Trustees recommends you vote FOR proposals 2, 3, and 4:							For	Against	Abstain
2.	Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for 2019.						☐	☐	☐
3.	Advisory approval of the compensation of our named executive officers.						☐	☐	☐
4.	Approval of 2019 Omnibus Long-Term Incentive Plan						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The 2019 Proxy Statement and 2018 Annual Report are available at www.proxyvote.com.

E56323-P16878

RPT REALTY PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS April 29, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of RPT REALTY (the “Trust”) hereby appoints BRIAN L. HARPER and MICHAEL FITZMAURICE, or either of them, each with full power of substitution, as proxies of the undersigned to vote all common shares of beneficial interest of the Trust which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on Monday, April 29, 2019, at 9:00 a.m., Eastern time, at the office of RPT Realty, 19 W 44th St. 10th Floor, Ste 1002, New York, New York 10036 and all adjournments or postponements thereof, and to otherwise represent the undersigned at the annual meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy previously given to vote at such meeting. The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the matters specified and in accordance with their judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2, 3, AND 4.

Continued and to be signed on reverse side